As filed with the Securities and Exchange Commission on April 28, 2022

  1933 Act Registration No. 333-210205

  1940 Act Registration No. 811-23148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 21

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 25	☒

________________________

GUARDIAN VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

________________________

10 HUDSON YARDS

NEW YORK, NY 10001

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:

212-598-8000

Copy to:

Kathleen M. Moynihan	Corey F. Rose, Esq.
Guardian Variable Products Trust	Dechert LLP
10 Hudson Yards	1900 K Street, NW
New York, NY 10001	Washington, DC 20006

(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2022 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Guardian Variable Products Trust

Prospectus

May 1, 2022

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian All Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Small-Mid Cap Core VIP Fund

Guardian Small Cap Core VIP Fund

U.S. Value

Guardian Equity Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

Balanced

Guardian Balanced Allocation VIP Fund

Fixed Income

Guardian Core Fixed Income VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government Securities VIP Fund

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a "Contract"). The availability of the Funds as investment options may vary by Contract and jurisdiction. Each Contract involves fees and expenses not described in the prospectus (the "Prospectus"). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses.

The Securities and Exchange Commission has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in the Prospectus. Any representation to the contrary is a criminal offense.

www.guardianlife.com

TABLE OF CONTENTS

Fund Summaries

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund	1
Guardian Large Cap Disciplined Growth VIP Fund	5
Guardian Mid Cap Traditional Growth VIP Fund	9

U.S. Core

Guardian All Cap Core VIP Fund	13
Guardian Strategic Large Cap Core VIP Fund	17
Guardian Integrated Research VIP Fund	21
Guardian Diversified Research VIP Fund	25
Guardian Select Mid Cap Core VIP Fund	29
Guardian Small-Mid Cap Core VIP Fund	32
Guardian Small Cap Core VIP Fund	36

U.S. Value

Guardian Equity Income VIP Fund	40
Guardian Large Cap Disciplined Value VIP Fund	44
Guardian Growth & Income VIP Fund	48
Guardian Mid Cap Relative Value VIP Fund	53

Sector

Guardian Global Utilities VIP Fund	57

International

Guardian International Growth VIP Fund	62
Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)	67

Balanced

Guardian Balanced Allocation VIP Fund	72

Fixed Income

Guardian Large Cap Fundamental
Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.58%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.91%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.01% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Fundamental Growth VIP Fund	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of U.S. large-capitalization companies. ClearBridge Investments, LLC, the Fund's subadviser (the "Subadviser"), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $136.3 million to $2.8 trillion as of March 31, 2022.

Guardian Variable Products Trust Prospectus 1

The Fund may invest in foreign securities, either directly or through depositary receipts.

The Subadviser emphasizes individual security selection while diversifying the Fund's investments across industries, which is intended to reduce risk. The Subadviser attempts to identify established large-capitalization companies with the highest growth potential. The Subadviser then analyzes each company in detail, ranking its management, strategy, and competitive market position. Finally, the Subadviser attempts to identify the best values available among the growth companies identified. The core holdings of the Fund are large-capitalization companies that are dominant in their industries, have good longer term growth prospects, and have a history of performance. In selecting individual companies for investment, the Subadviser looks primarily for: favorable earnings prospects; technological innovation; industry dominance; competitive products and services; global scope; long-term operating history; consistent and sustainable long-term growth in earnings per share; strong cash flow; high return on equity; strong financial condition; and experienced and effective management. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more

2 Prospectus Guardian Variable Products Trust

volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 25.97% (2nd Q 2020)
Lowest Quarterly Return – -15.27% (1st Q 2020)

Guardian Variable Products Trust Prospectus 3

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	21.60%	20.82%	19.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		27.60%	25.32%	23.86%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. ClearBridge Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Peter Bourbeau	Managing Director, Portfolio Manager	Inception (September 1, 2016)
Margaret B. Vitrano	Managing Director, Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

4 Prospectus Guardian Variable Products Trust

Guardian Large Cap Disciplined
Growth VIP Fund

Investment Objective

The Fund seeks to maximize long-term growth.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Growth VIP Fund	$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies with large market capitalizations. Wellington Management Company LLP, the Fund's subadviser (the "Subadviser"), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the "Index") at the time of purchase.

Although expected to change frequently, the market capitalization range of the Index was approximately $136.3 million to $2.8 trillion as of March 31, 2022.

The Fund invests primarily in the common stock of growth-oriented companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Fund may invest up

Guardian Variable Products Trust Prospectus 5

to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The Subadviser employs a "bottom-up" approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach evaluates individual companies in the context of broader market factors. Fund construction emphasizes stock-specific risk while seeking to minimize other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The Subadviser's stock selection process is derived from its observation that the quality and persistence of a company's business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the Subadviser's investment philosophy.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

6 Prospectus Guardian Variable Products Trust

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 27.86% (2nd Q 2020)
Lowest Quarterly Return – -16.48% (4th Q 2018)

Guardian Variable Products Trust Prospectus 7

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	20.39%	23.84%	21.85%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		27.60%	25.32%	23.86%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mammen Chally, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	Inception (September 1, 2016)
Douglas W. McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	May 1, 2017
David A. Siegle, CFA	Managing Director and Equity Research Analyst	May 1, 2017

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

8 Prospectus Guardian Variable Products Trust

Guardian Mid Cap Traditional Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursement[1]	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.10% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Traditional Growth VIP Fund	$112	$365	$637	$1,414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Janus Henderson Investors US LLC, the Fund's subadviser (the "Subadviser"), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $56 million to $60 billion as of March 31, 2022. The Fund may also invest in foreign securities.

Guardian Variable Products Trust Prospectus 9

The Subadviser applies a "bottom-up" approach in choosing investments. In other words, the Subadviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment objective and strategies.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based on proprietary research as well as third-party research and data.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more

10 Prospectus Guardian Variable Products Trust

volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 23.81% (2nd Q 2020)
Lowest Quarterly Return – -25.85% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	17.13%	18.48%	17.20%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)		12.73%	19.83%	18.53%

Guardian Variable Products Trust Prospectus 11

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Janus Henderson Investors US LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Brian Demain, CFA	Portfolio Manager	Inception (September 1, 2016)
Cody Wheaton, CFA	Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

12 Prospectus Guardian Variable Products Trust

Guardian All Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.33%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and/or Expense Reimbursement[2]	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%

1  Other expenses are based on estimates for the current fiscal year.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.78% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian All Cap Core VIP Fund	$80	$301

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year (for the period from October 25, 2021 through December 31, 2021), the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. Massachusetts Financial Services Company, the Fund's subadviser (the "Subadviser"), may invest the Fund's assets in securities of companies of any size and in foreign securities. In selecting investments for the Fund, the Subadviser

Guardian Variable Products Trust Prospectus 13

is not constrained by any particular investment style. The Subadviser may invest the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Subadviser normally invests the Fund's assets across different industries and sectors, but the Subadviser may invest a significant percentage of the Fund's assets in issuers in a single industry or sector. The Subadviser may also invest a significant percentage of the Fund's assets in issuers in a single country or geographic region.

A team of investment research analysts selects investments for the Fund. The Subadviser generally expects the Fund's exposure to broad industry categories to approximate the exposure of the Russell 3000® Index (the "Index") to these broad industry categories using the Subadviser's custom industry categories to classify the Fund and the Index's holdings.

The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered by the Subadviser may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental investment analysis where the Subadviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by the Subadviser.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

14 Prospectus Guardian Variable Products Trust

Market Capitalization Risk. To the extent the Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When the Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Massachusetts Financial Services Company serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Joseph MacDougall	Investment Officer, Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust Prospectus 15

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

16 Prospectus Guardian Variable Products Trust

Guardian Strategic Large Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver and/or Expense Reimbursement[2]	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%

1  Other expenses are based on estimates for the current fiscal year.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Strategic Large Cap Core VIP Fund	$86	$272

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year (for the period from October 25, 2021 through December 31, 2021), the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

AllianceBernstein L.P., the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that the Subadviser believes have similar economic characteristics, of companies with large market capitalizations. The Subadviser defines large capitalization companies as companies

Guardian Variable Products Trust Prospectus 17

with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $5.2 billion to $2.85 trillion as of March 31, 2022.

The Fund invests in companies that are determined by the Subadviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Subadviser selects investments based on an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Subadviser considers include: a company's record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company's securities. The Subadviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Subadviser weighs economic, political and market factors in making investment decisions. The Subadviser seeks to manage the Fund's portfolio so that it is subject to less share price volatility than many other U.S. mutual funds, although there can be no guarantee that the Subadviser will be successful in this regard. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based on proprietary research as well as third-party research and data. The Subadviser uses ESG factors to screen the investment universe.

The Subadviser expects that normally the Fund's portfolio will primarily invest in securities issued by U.S. companies, although it may, at times, also invest in foreign securities. The Fund may, at times, invest in shares of exchange-traded funds (ETFs) in lieu of making direct investments in securities or to seek to obtain desired exposures.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. Derivatives transactions may be used, for example, in an effort to earn extra income, to attempt to adjust exposure to individual securities or markets, or to seek to protect all, or a portion, of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG

18 Prospectus Guardian Variable Products Trust

factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Guardian Variable Products Trust Prospectus 19

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. AllianceBernstein L.P. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Kent Hargis	Co-Chief Investment Officer-Strategic Core Equities	Inception (October 25, 2021)
Sammy Suzuki, CFA	Co-Chief Investment Officer-Strategic Core Equities	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

20 Prospectus Guardian Variable Products Trust

Guardian Integrated Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.48%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Recoupment of Expenses	0.02%
Total Annual Fund Operating Expenses	0.91%
Fee Waiver and/or Expense Reimbursement[2]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%

1  Restated to reflect current management fees. The management fee rate is as follows: 0.50% on assets up to $200 million; 0.43% on assets from $200 million to $300 million; and 0.40% on assets over $300 million.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager's recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Integrated Research VIP Fund	$86	$283	$497	$1,113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 274% of the average value of its portfolio.

Guardian Variable Products Trust Prospectus 21

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities, or other investments with similar economic characteristics, of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor's 500® Index (the "Index"). Although expected to change frequently, the market capitalization range of the Index was approximately $5.2 billion to $2.85 trillion as of March 31, 2022. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, as described below, the Fund may choose to continue to hold a security even if the company's market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 10% of its total assets in foreign equity securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. Generally, the Fund anticipates holding between 60 and 90 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, Wellington Management Company LLP (the "Subadviser") employs an active management strategy of fundamental bottom-up analysis along with risk management criteria in identifying opportunities and constructing the Fund's portfolio. The Subadviser seeks to identify companies with, among other attributes, improving quality metrics (e.g., financial stability, market positioning and strength of management team and governance), fundamental business momentum (e.g. growth in revenues, cash flows, and profitability), and attractive relative valuations. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research. The Subadviser may sell a security when the security's price reaches a target set by the Subadviser or if the Subadviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

22 Prospectus Guardian Variable Products Trust

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser effective October 1, 2019 and October 12, 2021, respectively, and modified its principal investment strategies. The past performance shown in the bar chart and table below prior to October 1, 2019, and between October 1, 2019 and October 12, 2021, reflects the performance of each of the Fund's prior subadvisers and principal investment strategies, respectively.

Annual Returns (by calendar year)

Highest Quarterly Return – 20.12% (2nd Q 2020)
Lowest Quarterly Return – -17.33% (1st Q 2020)

Guardian Variable Products Trust Prospectus 23

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	28.14%	16.38%	15.79%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		28.71%	18.47%	18.07%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mammen Chally, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021
Douglas W. McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021
David A. Siegle, CFA	Managing Director and Equity Research Analyst	October 12, 2021

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

24 Prospectus Guardian Variable Products Trust

Guardian Diversified Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver and/or Expense Reimbursement[1,2]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.95%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.96% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Diversified Research VIP Fund	$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks (growth or value stocks or both) of U.S. large-capitalization companies that Putnam Investment Management, LLC, the Fund's subadviser (the "Subadviser"), believes have favorable investment potential. The Subadviser defines large-capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of purchase. Although expected to change

Guardian Variable Products Trust Prospectus 25

frequently, the market capitalization range of the Index was approximately $5.2 billion to $2.85 trillion as of March 31, 2022. In addition to common stocks, the Fund may invest in preferred stocks and convertible securities.

The Fund may purchase securities of companies with prices that reflect a value lower than that which the Subadviser places on the company or security, as applicable. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Subadviser may consider, among other factors, a company's valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Subadviser may also consider other factors that it believes will likely cause the security's price to rise.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based on proprietary research as well as third-party research and data.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

26 Prospectus Guardian Variable Products Trust

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 21.71% (2nd Q 2020)
Lowest Quarterly Return – -19.50% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	24.04%	17.91%	17.49%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		28.71%	18.47%	18.07%

Guardian Variable Products Trust Prospectus 27

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Putnam Investment Management, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shep Perkins	Chief Investment Officer, Equities	February 25, 2019
Kathryn Lakin	Director of Equity Research	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

28 Prospectus Guardian Variable Products Trust

Guardian Select Mid Cap Core VIP Fund

Investment Objective

The Fund seeks long term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.09%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver and/or Expense Reimbursement[2]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%

1  Other expenses are based on estimates for the current fiscal year.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Select Mid Cap Core VIP Fund	$89	$278

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year (for the period from October 25, 2021 through December 31, 2021), the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

FIAM LLC, the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in stocks, or other investments that the Subadviser believes have similar economic characteristics, of mid-capitalization companies. The Subadviser defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the "Russell Index") or the S&P MidCap 400® Index (the

Guardian Variable Products Trust Prospectus 29

"S&P 400 Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Russell Index was approximately $136.3 million to $61.3 billion, and the market capitalization range of the S&P 400 Index was approximately $3.7 billion to $14.6 billion, as of March 31, 2022. The Fund may also invest in securities of companies with smaller or larger market capitalizations.

The Fund may invest in equity securities of domestic or foreign issuers. The Fund typically allocates its assets across different market sectors, including communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities, using other portfolio managers of the Subadviser to handle investments within each sector. The Subadviser expects the Fund's sector allocations will approximate the sector weightings of the S&P 400 Index.

The Fund may invest in either "growth" stocks, "value" stocks, or both. The Subadviser uses fundamental analysis, which involves a "bottom-up" assessment of an issuer's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and market and economic conditions, to select the Fund's investments.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never

30 Prospectus Guardian Variable Products Trust

realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. FIAM LLC serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Robert Stansky	Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 31

Guardian Small-Mid Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[2]	0.08%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver and/or Expense Reimbursement[3]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%

1  Management fees are based on estimates. The management fee is as follows: 0.65% on assets up to $200 million; and 0.60% on assets over $200 million.

2  Other expenses are based on estimates for the current fiscal year.

3  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.93% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Small-Mid Cap Core VIP Fund	$95	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year (for the period from October 25, 2021 through December 31, 2021), the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that Allspring Global Investments, LLC (the "Subadviser") believes have similar economic characteristics, of small- and medium-capitalization com-

32 Prospectus Guardian Variable Products Trust

panies. The Subadviser defines small- and medium-capitalization companies as companies with market capitalizations similar to companies in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. Although expected to change frequently, the market capitalization range of these Indexes was $12.1 million to $14.7 billion and $136.3 million to $61.3 billion, respectively, as of March 31, 2022.

The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American Depositary Receipts and similar investments that are either U.S. dollar denominated and/or traded on a U.S. stock exchange; as well as non-U.S. dollar denominated securities traded on a foreign stock exchange.

The Subadviser invests principally in common stocks of domestic and foreign small-and medium-capitalization companies that it believes are underpriced yet have attractive growth prospects. The Subadviser's analysis is based on the determination of a company's "private market valuation," which is the price an investor would be willing to pay for the entire company. The Subadviser determines a company's private market valuation based upon several different types of quantitative and qualitative analysis. The Subadviser carries out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. The Subadviser also gauges the company's management strength, financial health, and growth potential in determining a company's private market valuation. The Subadviser places an emphasis on company management, even meeting with management in certain situations. Finally, the Subadviser focuses on the long-term strategic direction of the company. The Subadviser then compares the private market valuation as determined by these factors to the company's public market valuation, and invests in the securities of those companies where it believes there is a significant gap between the two.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based on proprietary research as well as third-party research and data.

The Subadviser may sell an investment when its price no longer compares favorably with the company's private market valuation. In addition, the Subadviser may choose to sell an investment where the fundamentals deteriorate, the strategy of the management or the management itself changes, or it has a better use of capital.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Guardian Variable Products Trust Prospectus 33

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

34 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Christopher G. Miller, CFA	Senior Portfolio Manager, Team Lead	Inception (October 25, 2021)
Garth B. Newport, CFA	Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 35

Guardian Small Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.05% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Small Cap Core VIP Fund	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks of small capitalization companies or in other investments that ClearBridge Investments LLC (the "Subadviser") believes have similar economic characteristics to such common stocks. The Subadviser defines small capitalization companies as those companies with market capitalizations similar to companies in the Russell 2000® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $12.1 million to $14.7 billion as of March 31, 2022.

36 Prospectus Guardian Variable Products Trust

The Fund may invest up to 20% of its net assets in equity securities of companies the Subadviser considers to be "special situations" at the time of purchase. The Subadviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the Subadviser, make them attractive for investment. These companies may be experiencing short-term or temporary changes in their prospects (e.g., reorganizations or restructurings in connection with bankruptcy proceedings) and their stock prices, in the opinion of the Subadviser, may be currently undervalued by the market. The Subadviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at discounts to the Subadviser's assessment of their intrinsic value. The Fund may invest in American depositary receipts (ADRs) and foreign equity securities, including up to 20% of its assets in securities of emerging market issuers.

Although the Fund may invest in both growth and value stocks, the Subadviser seeks to identify companies where stock prices and valuation diverge and uncover those securities that, in the Subadviser's opinion, have a high probability of outperforming expectations and a valuation that the Subadviser believes is intrinsically higher than its current stock price. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization

Guardian Variable Products Trust Prospectus 37

companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks, including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

38 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return – 30.29% (4th Q 2020)
Lowest Quarterly Return – -39.08% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	Since Inception
Guardian Small Cap Core VIP Fund	10/21/2019	17.72%	14.33%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		14.82%	19.82%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. ClearBridge Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Albert Grosman	Managing Director, Portfolio Manager	Inception (October 21, 2019)
Brian Lund, CFA	Managing Director, Portfolio Manager	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 39

Guardian Equity Income VIP Fund

Investment Objective

The Fund seeks a high level of current income consistent with growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver and/or Expense Reimbursement[2]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

1  Other expenses are based on estimates for the current fiscal year.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.55% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Equity Income VIP Fund	$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. Wellington Management Company LLP (the "Subadviser") uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. Fundamental analysis of a company involves the Subadviser's assessment of a variety of factors, including the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. At the time of investment, every

40 Prospectus Guardian Variable Products Trust

equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the equity securities of foreign issuers and non-dollar securities or through American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time or may be unable to pay a dividend during certain periods as a result of, among other things, legal or regulatory restrictions. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. During certain periods, dividend-paying stocks, including those that meet the Fund's investment criteria, may not be widely available and/or may be highly concentrated in only a few market sectors.

Guardian Variable Products Trust Prospectus 41

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
W. Michael Reckmeyer III, CFA	Senior Managing Director, Partner, and Equity Portfolio Manager	Inception (May 1, 2022)
Matthew C. Hand, CFA	Managing Director and Equity Portfolio Manager	Inception (May 1, 2022)
Adam H. Illfelder, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	Inception (May 1, 2022)

42 Prospectus Guardian Variable Products Trust

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 43

Guardian Large Cap Disciplined Value VIP Fund

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.62%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.97%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.97% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Value VIP Fund	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Boston Partners Global Investors, Inc., the Fund's subadviser (the "Subadviser"), defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index (the "Index") at the time of purchase. Although expected to change frequently, the market

44 Prospectus Guardian Variable Products Trust

capitalization range of the Index was approximately $135 million to $1.8 trillion as of March 31, 2022. The Fund invests primarily in a diversified portfolio of equity securities that are identified by the Subadviser as having value characteristics.

The Fund may invest up to 20% of its total assets in foreign currency-denominated securities, measured at the time of investment.

The Fund may participate as a purchaser in initial public offerings of securities ("IPOs").

The Subadviser examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Subadviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Guardian Variable Products Trust Prospectus 45

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Initial Public Offering Risk. Securities purchased by the Fund in IPOs expose the Fund to the risks associated with companies that have limited operating histories as public companies, and the issuers may be small-capitalization companies or operate in emerging industries. There can be no assurance that the Subadviser will identify attractive IPOs or that securities issued in attractive IPOs will be available to the Fund in sufficient quantities. The price of securities purchased in IPOs may be particularly volatile and may decline shortly after the IPO concludes.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 18.67% (4th Q 2020)
Lowest Quarterly Return – -29.58% (1st Q 2020)

46 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	29.86%	11.49%	12.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		25.16%	11.16%	11.76%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Boston Partners Global Investors, Inc. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
David T. Cohen, CFA	Co-Portfolio Manager	October 5, 2018
Mark E. Donovan, CFA	Co-Portfolio Manager	Inception (September 1, 2016)
Stephanie McGirr	Co-Portfolio Manager	October 5, 2018
David J. Pyle, CFA	Co-Portfolio Manager	Inception (September 1, 2016)
Joshua White, CFA	Co-Portfolio Manager	May 1, 2021

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 47

Guardian Growth & Income VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.97%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.96% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Growth & Income VIP Fund	$98	$310	$540	$1,200

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P., the Fund's subadviser (the "Subadviser"), believes are undervalued, focusing on dividend-paying securities. Although the Fund invests primarily in large capitalization companies, the Fund may invest in companies with different market capitalizations (i.e., mid-capitalization). The Subadviser defines large capitalization companies as companies with market capitalizations similar

48 Prospectus Guardian Variable Products Trust

to companies in the Russell 1000® Value Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $135 million to $1.8 trillion as of March 31, 2022. The Fund may also invest in foreign securities.

The Subadviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Subadviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 primarily U.S. companies. In determining a company's intrinsic economic value, the Subadviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Subadviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Subadviser anticipates that the Fund's portfolio normally will include companies ranking in the top three deciles of the Subadviser's valuation model.

The Subadviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based on proprietary research as well as third-party research and data. The Subadviser uses ESG factors to screen the investment universe.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG

Guardian Variable Products Trust Prospectus 49

factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time or may be unable to pay a dividend during certain periods as a result of, among other things, legal or regulatory restrictions. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. During certain periods, dividend-paying stocks, including those that meet the Fund's investment criteria, may not be widely available and/or may be highly concentrated in only a few market sectors.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

50 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return – 18.09% (4th Q 2020)
Lowest Quarterly Return – -27.53% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	28.23%	12.37%	12.98%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		25.16%	11.16%	11.76%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. AllianceBernstein L.P. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Frank Caruso, CFA	Chief Investment Officer – U.S. Growth Equities	Inception (September 1, 2016)
John H. Fogarty, CFA	Portfolio Manager – US Growth Equities	May 1, 2018
Vinay Thapar, CFA	Portfolio Manager and Senior Research Analyst – US Growth Equities	May 1, 2018

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Guardian Variable Products Trust Prospectus 51

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

52 Prospectus Guardian Variable Products Trust

Guardian Mid Cap Relative Value VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Recoupment of Expenses	0.01%
Total Annual Fund Operating Expenses	1.05%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.08% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Relative Value VIP Fund	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Allspring Global Investments, LLC, the Fund's subadviser (the "Subadviser"), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $136.3 million to $61.3 billion as of March 31, 2022.

Guardian Variable Products Trust Prospectus 53

The Subadviser looks for undervalued companies that it believes have the potential for above average capital appreciation, and, in some instances, below average risk. Rigorous fundamental research drives the Subadviser's search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include securities of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based on proprietary research as well as third-party research and data. The Subadviser regularly reviews the investments of the Fund and may sell a portfolio security when the security nears its price target, downside risks increase considerably, the company's fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never

54 Prospectus Guardian Variable Products Trust

realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 19.83% (4th Q 2020)
Lowest Quarterly Return – -31.87% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	28.84%	11.28%	12.17%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)		28.34%	11.22%	11.73%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
James M. Tringas, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Bryant H. VanCronkhite, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Shane Zweck, CFA	Co-Portfolio Manager	May 1, 2020

Guardian Variable Products Trust Prospectus 55

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

56 Prospectus Guardian Variable Products Trust

Guardian Global Utilities VIP Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and/or Expense Reimbursement[1]	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.03% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Global Utilities VIP Fund	$105	$356	$626	$1,397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies in the utilities industry (or utilities group of industries) worldwide. Wellington Management Company LLP (the "Subadviser") considers a company to be in the utilities industry (or utilities group of industries) if it engages in the ownership or operation of facilities used in, or derives at least 50% of its assets or revenues from, the generation, transmission, or distribution of electricity, gas, or water. "Global securities" may include: common stock, depositary receipts, master limited partnerships (MLPs) (up to a maximum of 20% of the Fund's net assets), preferred stock, rights, and exchange traded funds (ETFs).

Guardian Variable Products Trust Prospectus 57

The Subadviser analyzes the competitive outlook for various industries within the utilities group of industries, identifying those industries it believes are likely to benefit from the current market environment, as well as individual opportunities within each industry. The Subadviser applies an integrated approach to portfolio management that incorporates macroeconomic, industry and company-specific factors, such as the regulatory environment, regional exposures, industry allocations, stock selection, contract pricing, and the Subadviser's assessment of the sustainability of cash flow growth and intrinsic value. Industry weightings will reflect the Subadviser's view as to both the macroeconomic environment and the relative attractiveness of stocks within the utilities industries. Holdings are generally diversified across the utilities group of industries, but may at times be concentrated in segments of the utilities industries (e.g., electricity, gas or water) that provide what the Subadviser considers to be the most compelling opportunities. The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Country and regional weights are a fallout of the stock-selection process, although the Fund typically maintains exposures to all major geographic regions. Investment in emerging markets is permitted up to 25% of Fund assets. The Fund may invest in companies of any size.

Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options, and spot transactions), and similar instruments or combinations thereof. Currency exposure is typically left unhedged, although hedging is permitted.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and,

58 Prospectus Guardian Variable Products Trust

as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, manmade or natural disasters, and supply and demand fluctuations. Other factors may adversely affect the value of these securities, including market competitiveness, technological developments, natural resources conservation, and changes in commodity prices. The value of these securities may be particularly volatile. The Fund's performance will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Concentration Risk. The Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, the Fund's performance may be more volatile than the performance of funds that invest more broadly.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Guardian Variable Products Trust Prospectus 59

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Master Limited Partnerships Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

60 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return – 13.83% (4th Q 2020)
Lowest Quarterly Return – -17.04% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	16.36%	10.49%
MSCI® ACWI Utilities Index (reflects no deduction for fees, expenses or taxes)		10.05%	7.31%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
G. Thomas Levering	Senior Managing Director, Partner and Global Industry Analyst	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 61

Guardian International Growth VIP Fund

Investment Objective

The Fund seeks total return consisting of long-term capital growth and current income.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.18% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian International Growth VIP Fund	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies, including foreign subsidiaries of U.S. companies. The Fund invests primarily in large-capitalization companies, which J.P. Morgan Investment Management Inc., the Fund's subadviser (the "Subadviser"), defines as companies with market capitalizations similar to companies in the MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.5 billion to $540.7 billion as of March 31, 2022.

62 Prospectus Guardian Variable Products Trust

The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Subadviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The Subadviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

As part of its investment process, the Subadviser seeks to assess the impact of environmental, social and governance ("ESG") factors on the companies in which the Fund invests. The Subadviser's assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund's investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the

Guardian Variable Products Trust Prospectus 63

only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives pose risks in addition to and potentially greater than those associated with investing directly in securities or other investments, including potentially heightened liquidity and valuation risk and

64 Prospectus Guardian Variable Products Trust

counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 21.73% (2nd Q 2020)
Lowest Quarterly Return – -15.30% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	10.78%	14.83%	13.02%
MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (reflects no deduction for fees, expenses or taxes)		11.25%	13.59%	11.70%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. J.P. Morgan Investment Management Inc. serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shane Duffy, CFA	Managing Director, Portfolio Manager	Inception (September 1, 2016)

Guardian Variable Products Trust Prospectus 65

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

66 Prospectus Guardian Variable Products Trust

Guardian International Equity VIP Fund
(formerly, Guardian International Value VIP Fund)

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver and/or Expense Reimbursement[1]	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.08% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian International Equity VIP Fund	$108	$352	$616	$1,368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies.

Guardian Variable Products Trust Prospectus 67

The Fund invests principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East ("EAFE® ") Index ("EAFE® Index") at the time of purchase. Schroder Investment Management North America Inc., the Fund's subadviser ("SIMNA"), and Schroder Investment Management North America Limited, the Fund's sub-subadviser ("SIMNA Ltd.") (collectively, the "Subadvisers") select investments for the Fund that they believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $2.79 billion to $363 billion as of March 31, 2022.

The Subadvisers will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries. The Subadvisers generally consider the countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country.

The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

In addition, the Subadvisers incorporate environmental, social and governance ("ESG") factors into their investment process. The Subadvisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company's risk and potential for profitability.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadvisers. There is no guarantee that the Subadvisers' investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. As part of the Fund's investment strategy, the Subadvisers evaluate certain factors as part of the investment process, including ESG characteristics. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is

68 Prospectus Guardian Variable Products Trust

not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadvisers to have underappreciated earnings growth potential that trade at attractive valuations, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Guardian Variable Products Trust Prospectus 69

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser and modified its principal investment strategies as of February 17, 2022. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return – 15.34% (4th Q 2020)
Lowest Quarterly Return – -23.54% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	5.40%	7.57%	6.32%
MSCI® Europe, Australasia and Far East ("EAFE®") Index (reflects no deduction for fees, expenses or taxes)		11.26%	9.55%	8.92%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. SIMNA and SIMNA Ltd. serve as the Fund's subadviser and sub-subadviser, respectively. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadvisers	Managed Fund Since
Simon Webber, CFA	Portfolio Manager	February 17, 2022
James Gautrey, CFA	Portfolio Manager	February 17, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

70 Prospectus Guardian Variable Products Trust

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 71

Guardian Balanced Allocation VIP Fund

Investment Objective

The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.89%

1  Other expenses are based on estimates for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Balanced Allocation VIP Fund	$91	$284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Wellington Management Company LLP, the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing primarily in a diversified portfolio of equity investments and investment grade fixed income and other debt investments. Under normal circumstances, the Subadviser anticipates that approximately 60-70% of the Fund's assets will be allocated to equity investments and 30-40% of the Fund's assets will be allocated to fixed income and other debt investments. The Fund's assets are allocated among these asset classes based on the Subadviser's assessment of the relative risks and returns of each asset class.

The Fund's equity strategy seeks to provide long-term total returns by investing primarily in common stocks and other equity securities of U.S. large-capitalization companies and, to a lesser extent, U.S. small-capitalization and mid-capitalization companies, and foreign companies. The Fund may also invest in exchange-traded funds (ETFs). The Subadviser will allocate the Fund's assets in the equity strategy across a variety of industries, selecting companies in each industry based on the research of the Subadviser's team of global industry analysts. The Fund will typically seek to maintain representation in each major industry represented by broad-based, large-capitalization U.S. equity indices. The Subadviser may invest up to 15% of the Fund's net assets allocated to the equity strategy in securities of foreign issuers and non-dollar denominated securities.

72 Prospectus Guardian Variable Products Trust

In analyzing a prospective investment for the Fund's equity strategy, the Subadviser employs a "bottom-up" approach, using fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the Subadviser's assessment of a variety of factors, including the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The Fund's fixed income strategy seeks to provide long-term total returns by investing primarily in a broad range of high-quality U.S. fixed income securities (typically rated AA- or better by S&P Global (Ratings) ("S&P") or Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or its equivalent by any other nationally recognized statistical rating organization ("NRSRO")). The Fund's fixed income investments primarily include U.S. government and agency securities, mortgage-backed and other asset-backed securities, taxable municipal bonds, and investment-grade U.S. dollar-denominated corporate and sovereign debt securities. The Subadviser will not invest the Fund's assets in securities rated below investment grade at the time of purchase or securities denominated in foreign currencies. The Subadviser may invest in fixed income-related derivatives, including, but not limited to futures contracts, forward transactions, options and swap agreements.

The Subadviser may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Subadviser believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices. The evaluation of ESG risks and opportunities is based solely on proprietary research.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Environmental, Social and Governance (ESG) Considerations Risk. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's

Guardian Variable Products Trust Prospectus 73

financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed-income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source.

Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its objective, there is a risk that the Fund's allocation between equity and fixed-income asset classes, investments, and/or strategies will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies or funds with more discretion to adjust overall allocations, or that the investments themselves will not produce the returns expected.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

74 Prospectus Guardian Variable Products Trust

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the use of options can lower total returns and the Fund's option activities may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associate with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Guardian Variable Products Trust Prospectus 75

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Loren L. Moran, CFA	Senior Managing Director, Partner, and Fixed Income Portfolio Manager	Inception (May 1, 2022)
Mary L. Pryshlak, CFA	Senior Managing Director, Partner, and Head of Investment Research	Inception (May 1, 2022)
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

76 Prospectus Guardian Variable Products Trust

Guardian Core Fixed Income VIP Fund

Investment Objective

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and/or Expense Reimbursement[2]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

1  Other expenses are based on estimates for the current fiscal year.

2   Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Core Fixed Income VIP Fund	$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Park Avenue Institutional Advisers LLC (the "Manager") pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in investment grade debt securities. The Fund's debt securities may include without limitation: long- and short-term corporate debt obligations; mortgage-backed, mortgage-related, and other asset-backed securities; convertible bonds; U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

Guardian Variable Products Trust Prospectus 77

The Manager uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 10 years. Duration is a measure of a bond price's sensitivity to changes in interest rates. The Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. An investment grade security is one that is rated Baa3 and higher by Moody's Investors Service, Inc. or BBB- and higher by Standard & Poor's Ratings Group or, if unrated, has been determined by the Manager to be of comparable quality.

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may also invest in other investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class. The Manager regularly reviews the Fund's investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or if it considers other investments more attractive.

The Manager may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Manager believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

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Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Manager uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to

Guardian Variable Products Trust Prospectus 79

and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

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Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
John Gargana	Managing Director	Inception (May 1, 2022)
Paul Jablansky	Senior Managing Director	Inception (May 1, 2022)
David Padulo, CFA	Managing Director	Inception (May 1, 2022)
Isaac H. Lowenbraun	Managing Director	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 81

Guardian Core Plus Fixed Income VIP Fund

Investment Objective

The Fund seeks income and capital appreciation to produce a high total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.81% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Core Plus Fixed Income VIP Fund	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund may invest up to 20% of its net assets in high-yield fixed income investments (commonly referred to as "high yield" or "junk" bonds). The Fund currently intends to limit such investments to those, at the time of purchase, rated B-/B3 or higher by Moody's Investors Services, Inc., S&P Global Ratings or Fitch, Inc. (or comparably rated by another rating agency), or, if unrated, determined by

82 Prospectus Guardian Variable Products Trust

Lord, Abbett & Co. LLC, the Fund's subadviser (the "Subadviser"), to be of comparable quality. The Fund also may invest in fixed income investments issued by non-U.S. entities but denominated in U.S. dollars, and fixed income investment issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

The Fund generally invests in the following types of fixed income investments: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities; mortgage-backed, mortgage-related, and other asset-backed securities; inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in derivatives, including futures, forwards, options, and swaps, for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities), other futures, and/or currency forwards to adjust the Fund's related exposures or for other portfolio management reasons.

The Subadviser attempts to manage the Fund's interest rate risk through the Subadviser's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.81 years as of March 31, 2022).

The Subadviser buys and sells fixed income investments for the Fund using a relative value-oriented investment process, meaning the Subadviser generally seeks more investment exposure to fixed income investments that the Subadviser believes to be undervalued and less investment exposure to fixed income investments that the Subadviser believes to be overvalued. The Subadviser combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Subadviser evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Subadviser employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Subadviser may actively rotate the Fund's sector exposure based on its assessment of relative value. The Subadviser may also consider the risks and return potential presented by environmental, social, and governance ("ESG") factors in investment decisions.

The Fund may sell a fixed income investment when the Subadviser believes the fixed income investment is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

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Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

84 Prospectus Guardian Variable Products Trust

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract of the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed income investments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk. The Fund's fixed income investments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund

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may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Investments selected using quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

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Annual Returns (by calendar year)

Highest Quarterly Return – 5.28% (2nd Q 2020)
Lowest Quarterly Return – -2.60% (4th Q 2016)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	0.00%	3.54%	2.79%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-1.54%	3.57%	2.75%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Lord, Abbett & Co. LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Robert A. Lee	Partner and Co-Head of Taxable Fixed Income	Inception (September 1, 2016)
Kewjin Yuoh	Partner and Portfolio Manager	Inception (September 1, 2016)
Andrew H. O'Brien, CFA	Partner and Portfolio Manager	Inception (September 1, 2016)
Steven F. Rocco, CFA	Partner and Co-Head of Taxable Fixed Income	Inception (September 1, 2016)
Leah G. Traub	Partner and Portfolio Manager	May 1, 2022
Adam C. Castle, CFA	Managing Director and Portfolio Manager	May 1, 2022
Harris A. Trifon	Managing Director and Portfolio Manager	May 1, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

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Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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Guardian Multi-Sector Bond VIP Fund

Investment Objective

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses[2]	0.91%

1  "Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Multi-Sector Bond VIP Fund	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 172% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments.

The Fund's fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage
Guardian Variable Products Trust Prospectus 89

obligations and collateralized loan obligations ("CLOs"); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and cash-equivalent instruments. These investments may also include "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality. The Fund may also invest in convertible securities and warrants. The CLOs in which the Fund invests generally will be investment grade.

The Fund's foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund's assets may be invested in agency residential and commercial mortgage- and other asset-backed securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds ("ETFs").

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

The Fund may invest in investments of any maturity. Park Avenue Institutional Advisers LLC (the "Manager") attempts to manage the Fund's interest rate risk through the Manager's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.81 years as of March 31, 2022). The Fund may invest up to 50% of its net assets in below investment grade securities or unrated securities considered by the Manager to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Manager allocates the Fund's investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager typically may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Manager may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Manager believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a

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whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Manager uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments.

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Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

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Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

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Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 4.89% (2nd Q 2020)
Lowest Quarterly Return – -2.42% (1st Q 2021)

94 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	0.00%	3.30%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-1.54%	2.86%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio	Managing Director	March 15, 2021
Robert J. Crimmins	Managing Director	Inception (October 21, 2019)
John Gargana	Managing Director	Inception (October 21, 2019)
Paul Jablansky	Senior Managing Director	Inception (October 21, 2019)
David Padulo, CFA	Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 95

Guardian Short Duration Bond VIP Fund

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and/or Expense Reimbursement[2]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

1  Other expenses are based on estimates for the current fiscal year.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Guardian Short Duration Bond VIP Fund	$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Park Avenue Institutional Advisers LLC (the "Manager") pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in debt securities. The Fund's debt securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs) and

96 Prospectus Guardian Variable Products Trust

collateralized loan obligations (CLOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

The Manager uses bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 1 and 3 years and its average maturity is expected to be between 1 and 3 years. Duration is a measure of a bond price's sensitivity to a given change in interest rates. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment grade debt markets. The Fund may invest up to 20% of its total assets in below investment grade debt securities (commonly known as "high-yield" securities or "junk" bonds). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rate it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in other investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class. The Manager regularly reviews the Fund's investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

The Manager may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Manager believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Guardian Variable Products Trust Prospectus 97

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Manager uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan

98 Prospectus Guardian Variable Products Trust

defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the

Guardian Variable Products Trust Prospectus 99

availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
John Gargana	Managing Director	Inception (May 1, 2022)
Paul Jablansky	Senior Managing Director	Inception (May 1, 2022)
Isaac H. Lowenbraun	Managing Director	Inception (May 1, 2022)
Martin Vernon	Managing Director	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

100 Prospectus Guardian Variable Products Trust

Guardian Total Return Bond VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and/or Expense Reimbursement[2]	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%

1  "Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.79% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Total Return Bond VIP Fund	$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 155% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments.

Guardian Variable Products Trust Prospectus 101

The Fund's fixed income investments include: corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities and collateralized loan obligations ("CLOs"); securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries; inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and senior loans, including bridge loans, novations, assignments, and participations. The CLOs in which the Fund invests generally will be investment grade.

The Fund may invest a substantial portion of its assets in agency residential and commercial mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities.

The Fund may invest in any type of debt instrument, including "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds. The Fund may invest in convertible securities. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds ("ETFs").

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

The Fund may invest in securities of any quality, and may invest up to 20% of its net assets in below investment grade securities or unrated securities considered by Park Avenue Institutional Advisers LLC (the "Manager") to be of comparable quality (commonly referred to as "high yield" or "junk bonds"). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Manager attempts to manage the Fund's interest rate risk through the Manager's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.81 years as of March 31, 2022).

The Manager applies an active top-down and bottom-up analysis to construct the Fund's investment portfolio. The Manager uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager may actively rotate the Fund's exposure to various fixed income asset classes based on its assessment of relative value. The Fund generally will sell an investment when the Manager believes the investment is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons (such as to adjust the portfolio's average maturity or duration).

The Manager may also consider environmental, social, and governance ("ESG") factors as part of its fundamental analysis where the Manager believes such factors could materially impact the economic value or risk profile of an issuer. ESG factors considered may include, but are not limited to, climate change, an issuer's governance structure and practices, and diversity and labor practices.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate,

102 Prospectus Guardian Variable Products Trust

sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Manager uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments.

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Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

104 Prospectus Guardian Variable Products Trust

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

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Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 4.21% (2nd Q 2020)
Lowest Quarterly Return – -3.08% (1st Q 2021)

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	-0.84%	2.73%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-1.54%	2.86%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Robert J. Crimmins	Managing Director	Inception (October 21, 2019)
John Gargana	Managing Director	Inception (October 21, 2019)
Paul Jablansky	Senior Managing Director	Inception (October 21, 2019)
David Padulo, CFA	Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through

106 Prospectus Guardian Variable Products Trust

your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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Guardian U.S. Government Securities VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.82%
Fee Waiver and/or Expense Reimbursement[1]	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.75% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian U.S. Government Securities VIP Fund	$77	$255	$448	$1,007

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in U.S. government securities. These investments include U.S. Treasury securities or other securities issued, guaranteed or otherwise backed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises, including bonds, notes, mortgage-backed securities and other fixed-income or debt instruments. These investments may also include securities issued by U.S. government agencies that are not

108 Prospectus Guardian Variable Products Trust

backed by the full faith and credit of the U.S. government. In addition to mortgage-backed securities, the Fund may invest in other types of asset-backed securities, including commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations ("CLOs"). The CLOs in which the Fund invests generally will be investment grade. The Fund may also invest in corporate debt securities and inflation-linked securities (e.g., Treasury Inflation-Protected Securities or "TIPS").

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Park Avenue Institutional Advisers LLC (the "Manager") attempts to manage the Fund's interest rate risk through the Manager's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration of plus or minus two years of the duration of the U.S. government securities market, as measured by the Bloomberg Intermediate U.S. Government Bond Index (which was approximately 3.90 years as of March 31, 2022).

The Manager applies an active top-down and bottom-up analysis to construct the Fund's investment portfolio. The Manager uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager may actively rotate the Fund's exposure to various fixed income asset classes based on its assessment of relative value.

The Fund generally will sell an investment when the Manager believes the investment is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons (such as to adjust the portfolio's average maturity or duration).

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and

Guardian Variable Products Trust Prospectus 109

credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. During periods when interest rates are low or negative, the Fund's yield and performance may be adversely affected. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Collateralized Loan Obligation Risk. Collateralized loan obligations ("CLOs") bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the

110 Prospectus Guardian Variable Products Trust

Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 3.80% (1st Q 2020)
Lowest Quarterly Return – -1.33% (1st Q 2021)

Guardian Variable Products Trust Prospectus 111

Average Annual Total Returns (for the periods ended December 31, 2021)

Fund	Inception	1 Year	Since Inception
Guardian U.S. Government Securities VIP Fund	10/21/2019	-2.47%	1.22%
Bloomberg Intermediate U.S. Government Bond Index (reflects no deduction for fees, expenses or taxes)		-1.69%	1.82%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
John Gargana	Managing Director	Inception (October 21, 2019)
Paul Jablansky	Senior Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information about the Funds

The Funds are series of Guardian Variable Products Trust, a Delaware statutory trust established on January 12, 2016 (the "Trust"). Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"), and is classified as a "diversified company" for purposes of the 1940 Act. Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a "Contract").

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program.

Fundamental Investment Policies: The fundamental investment policies set forth in the Funds' Statement of Additional Information ("SAI") may not be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies: The investment objective(s) and principal investment strategies inform you of each Fund's goal and the investment methods and techniques the Manager or Subadvisers (as defined below) intend to employ in investing your money. There is no guarantee that a Fund will achieve its respective investment objective(s). The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. To the extent practicable, shareholders will receive at least 60 days' prior notice of a change in a Fund's investment objective. The Board and/or the Manager may change other non-fundamental policies as well as the Fund's investment strategies without shareholder approval.

Other Investment Policies: Should a Fund's name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund's policy of investing, under normal circumstances, "at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)" may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days' notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Manager or Subadviser (as applicable) will consider, for purposes of determining compliance with such Fund's 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds ("ETFs") that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund's net assets as described above.

Additional Information Regarding Investment Strategies and Risks

Information about each Fund's principal investment strategies and principal risks is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies and practices as well as principal and certain non-principal risks for the Funds. The Funds may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described below to different degrees. The Funds' investment policies, limitations and other guidelines apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy, limitation or guideline at the time the investment was made but subsequently do not meet the investment policy, limitation or limitation.

The Funds may hold investments and engage in investment practices that are not part of their principal investment strategies. An investment or type of security specifically identified in the summary prospectus for a Fund is an instrument or type of security that may be a principal investment for the Fund. Further information is provided in the SAI, which you may find helpful to your investment decision. An investment or type of security only identified in the SAI typically is treated as a non-principal investment for a Fund. The fact that a particular risk was not listed as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk. The following information is provided in alphabetical order and not necessarily in order of importance.

Economies and financial markets throughout the world have experienced increased volatility, uncertainty, and distress due to conditions associated with the COVID-19 pandemic. To the extent these conditions continue, a Fund's investments and a shareholder's investment in a Fund may be particularly susceptible to reduced yield and/or income and sudden and substantial losses. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions. The fact

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that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Active Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. In making investment decisions for a Fund, the Manager or Subadviser (as applicable) or each individual portfolio manager will apply investment techniques, judgment and risk analyses about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund. However, there can be no guarantee that these will produce the desired results and, as a result, a Fund may fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may negatively affect the investment techniques available to the Manager or Subadviser (as applicable) and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Each Fund may engage in active and frequent trading of portfolio securities. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

To the extent a Subadviser may give consideration to certain environmental, social, and/or governance ("ESG") factors when evaluating an investment opportunity, a Fund may underperform funds that do not consider ESG factors in the investment process. ESG information and data may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors deemed by the Subadviser to be relevant to a particular investment. Investing on the basis of ESG factors is qualitative and subjective by nature and there is no guarantee that the ESG criteria utilized will reflect the beliefs or values of any particular investor. The consideration of ESG criteria may adversely affect the Fund's performance.

Allocation Risk. To the extent a Subadviser uses an allocation strategy in pursuit of a Fund's investment objective, the Fund is subject to risks resulting from the Subadviser's allocation decisions, notably the risk that the Fund's allocation between asset classes (such as equity and fixed-income), investments, and/or strategies will be unsuccessful. As a result, the Fund's ability to achieve its investment objective depends in part on the Subadviser's skill in determining and adjusting the Fund's allocation. With an allocation strategy, the amount of assets allocated to various asset classes, investments, and/or strategies may change over time, and such changes could cause the Fund's shares to lose value (for example, as a result of allocations to an underperforming asset class) or cause the Fund to underperform other funds with similar investment objectives and/or strategies or funds with more discretion to adjust overall allocations. In addition, there is a risk that the allocations and investments themselves will not produce the returns or exposure expected or desired.

Concentration Risk. Guardian Global Utilities VIP Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, a Fund that is concentrated in an industry or group of industries will be particularly susceptible to these types of developments and may have performance that is more volatile than the performance of funds that invest more broadly. Furthermore, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect the industry or group of industries, resulting in substantial inflows or outflows of cash into and out of the Fund. Such inflows or outflows could affect management of the Fund adversely to the extent that they cause the Fund's cash position or cash requirements to exceed normal levels.

Collateralized Loan Obligation Risk. A collateralized loan obligation ("CLO") is an asset-backed security whose underlying collateral is a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs bear many of the same risks as other asset-backed securities, including interest rate risk, liquidity and valuation risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults, and such losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund's investment in a CLO may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class, particularly during periods of economic downturn. These risks may be magnified depending on the tranche of CLO

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securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Convertible Securities Risk. Convertible securities are fixed income securities, preferred equity securities or other securities that are convertible into or exercisable for preferred or common stocks of the issuer at either a stated price or a stated rate. Convertible securities are subject to the risks of both debt and equity securities. The market value of a convertible security performs similarly to a regular debt security, but because a portion of the convertible security's value is based on stock into which it may be converted, a convertible security is also subject to the same types of market, issuer and other risks that apply to the underlying stock. For example, if market interest rates rise, the value of a convertible security usually falls. As the market price of the underlying stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. It therefore may not decline in price to the same extent as the underlying stock. In the event of a liquidation of the issuing company, holdings of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. As a result, the issuer's convertible securities generally entail less risk than its common stock, but more risk than its debt obligations. Convertible securities may be lower-rated securities subject to significant credit risk and may be adversely impacted by changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Additionally, a convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund's ability to achieve its investment objective. A convertible security generally has less potential for gain than the underlying stock and the value of a convertible security may be more volatile than the value of non-convertible securities.

Counterparty Risk. The counterparty with which a Fund conducts transactions (or that guarantees investments or agreements that the Fund owns or is otherwise exposed to) may be unwilling or unable (or perceived to be unwilling or unable) to honor its obligations under the terms of a transaction or agreement, such as timely principal, interest or settlement payments. As a result, the Fund may be unable to recover its investment, may only recover a portion of its investment, or may have any recovery delayed, which may adversely affect the Fund. These risks may be greater if a Fund engages in over-the-counter ("OTC") transactions. The extent of counterparty risk generally varies based on the terms of the particular security or transaction as well as the financial condition of the counterparty. The Funds bear the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. An issuer or guarantor of a fixed-income or debt investment or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement) might be unable or unwilling (or perceived to be unwilling or unable) to meet its financial obligations and might not make interest or principal payments on an investment when those payments are due. Defaults may reduce the Fund's income and may reduce the value of the fixed-income investment itself, sometimes dramatically. Although credit quality may not accurately reflect the true credit risk or liquidity of an investment, a change in the credit quality rating of an investment or an issuer can have a rapid, adverse effect on the investment's price and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The credit quality of an investment can change rapidly in certain market environments, particularly during periods of high market volatility, greater economic uncertainty, or downturn, and the default of a single holding could cause a significant deterioration in the Fund's net asset value ("NAV"). The issuer of a fixed-income or debt investment (or the borrower or counterparty to certain repurchase agreements or derivatives instruments) may be unable to meet its financial obligations (e.g., may be unable to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. As a result, a Fund may not receive the full amount that it is entitled to receive.

Even though certain fixed-income or debt investments (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such investments, or that such collateral could be liquidated efficiently in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

Credit quality is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. The degree of credit risk depends on the particular investment and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. The fixed-income or debt investments (such as fixed-income or debt securities or obligations and debt investments) in which a Fund may invest may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a Nationally Recognized Statistical Rating Organization (each, a "Rating Agency"). In addition, a Fund may invest in investments, which have not been rated by a Rating Agency, in which case their suitability for investment is determined by the Manager or Subadviser (as applicable) in reference to investments of comparable quality which are not unrated.

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Ratings are provided by Rating Agencies, each of which specialize in evaluating credit risk. However, there is no guarantee that a highly-rated debt investment will not default or be downgraded. Each Rating Agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. For example, high quality debt investments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager or Subadviser (as applicable). Investment grade debt investments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager or Subadviser (as applicable). High yield debt securities (which may be referred to as "junk bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer's ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody's, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may at times be exposed to heightened levels of credit or liquidity risk or may be downgraded.

More complete ratings tables and further information regarding the ratings of the most commonly used Rating Agencies (Fitch, S&P and Moody's) and each of their categories of investment grade debt and non-investment grade debt are included in Appendix A of the SAI.

Depositary Receipts Risk. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank.

Depositary receipts may be sponsored or unsponsored. In a sponsored program, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

ADRs, EDRs and GDRs are subject to the same risks as direct investment in foreign securities and may present significant downside risk relative to their underlying securities, including being less liquid and more volatile. In addition, holders of certain depositary receipts may have limited voting rights, may not be afforded other rights typical of a shareholder in the event of a corporate action, and may experience difficulty in receiving company stockholder communications. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. The securities underlying depositary receipts in which a Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. As a result, a Fund with investments in ADRs, EDRs or GDRs may be exposed to foreign currency risk. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs, EDRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund.

Derivatives Risk. Derivatives are instruments whose values are tied to the value of another underlying instrument, including an individual security or asset, a group of assets, an interest rate, exchange rate, currency, benchmark, or index. A Fund may or may not hold the underlying instrument on which the value of a derivative is based. Derivatives (including short exposures through derivatives) may be riskier than other types of investments and may expose a Fund to higher levels of leverage or volatility than if it were to invest in (or short) the underlying instrument or instruments directly, especially in unusual or extreme market conditions. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives may also create leverage risk, creating potentially unlimited investment exposure, and further exposing a Fund to higher levels of volatility. A Fund may lose more money using

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derivatives than it would have lost if it had invested directly in the underlying asset on which the value of a derivative is based. A small change in the value of the instruments or reference assets underlying a derivative may result in disproportionate losses to the Fund.

Derivatives include options, forwards, futures contracts, options on futures contracts, swaps (such as currency, interest rate, security, index, consumer price index, credit default, mortgage default, equity and total return swaps), options on swaps, caps, collars, floors, repurchase and reverse repurchase agreements and other financial instruments. Derivatives may be difficult to value and may expose a Fund to risks of mispricing, especially if the market for such instruments becomes illiquid.

Derivatives contracts that are privately negotiated in the OTC market (such as forwards and certain swaps), are particularly susceptible to counterparty risk, meaning that contract performance depends on the counterparty to the contract satisfying the contract's obligations, including making payments owed to a Fund. If the financial condition of the counterparty declines, or if the counterparty is otherwise unable or unwilling to perform the contract, a Fund may not receive such payments or such payments may be delayed, and the value of the contract would likely decline, potentially resulting in losses to a Fund. OTC contracts may require a Fund to make periodic payments, thereby acting as leverage. Standardized, exchange-traded derivatives are less subject to counterparty risk but are subject to the credit risk of the exchange itself or the related clearing broker and the ability of the exchange or broker to perform any required obligations. Central clearing is intended to reduce counterparty credit risk and to increase liquidity but does not make derivatives risk free.

Participation in derivatives transactions requires specialized skills, which may be different from those needed for other types of transactions, and derivatives may not perform as expected by a Subadviser. For example, if a Subadviser incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, a Fund might have been in a better position if the Fund had not entered into such derivative transaction. To the extent derivatives are used for hedging purposes, a Fund would be subject to the risk that the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, derivatives are subject to extensive, nascent, and changing government regulation, which may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. For example, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices. As of the compliance date in August 2022, the final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Funds' ability to employ certain strategies that use these instruments and/or adversely affect a Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Forward contracts, unlike exchange-traded futures contracts, are privately negotiated and, thus, are particularly subject to counterparty risk. A Fund's ability to close out of a forward or futures contract position is dependent on the liquidity of the forward or futures market. These contracts are subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Forwards and futures contracts may be used to attempt to reduce fluctuations in the value of the asset or currency by allowing a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time. However, when used for this purpose, these contracts can have the effect of minimizing opportunities for gain or incurring a loss for a Fund.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. A purchased option may subject a Fund to the risk of losing the premium it paid to purchase the option if the option were allowed to expire without being sold or exercised or if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same

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(for a put option). A sold option exposes a Fund to the significant risks of adverse price movements, notably if the price of the underlying asset decreases or remains the same (for a put option) or increases or remains the same (for a call option). Options are subject to the risk of imperfect correlation between the change in market value of the underlying asset and the option, which may cause a given transaction to fail to achieve its objective. In addition, the effectiveness of options is subject to a Subadviser's ability to predict correctly future price fluctuations. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund. Options can be subject to liquidity risk and selling options can subject a Fund to leverage.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Swaps may be standardized and exchange-traded or traded OTC. Swaps may involve the exchange of a wide array of returns, including, but not limited to, the returns on foreign currency investments, on a "basket" of securities representing a certain index or benchmark, or those of specific interest rates. Although centrally cleared and exchange-traded swaps may be exposed to decreased counterparty risk and increased liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Additionally, the Commodity Futures Trading Commission and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on swaps, which may result in a Fund and its counterparties posting higher margin amounts for swaps. Swaps are generally subject to heightened liquidity and valuation and credit risk and the risk of losses if the underlying asset or reference does not perform as anticipated.

Dividend-Paying Stock Risk. A Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies are not required to continue to pay dividends on these stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies' dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund's investment criteria (as described in the Fund's principal investment strategies) or dividend-paying stocks generally may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer's ability to declare and pay dividends, which would affect the Fund's performance and ability to generate income.

Emerging Markets Risk. The risks of foreign investments are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may

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cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors. Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations assessed as part of a research process to implement a Fund's investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The incorporation of ESG factors may affect a Fund's exposure to certain issuers or industries and may not work as intended. To the extent a Subadviser may give consideration to certain ESG factors when evaluating an investment opportunity, a Fund may underperform funds that do not consider ESG factors in the investment process. ESG information and data may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors deemed by the Subadviser to be relevant to a particular investment. Investing on the basis of ESG factors is qualitative and subjective by nature and there is no guarantee that the ESG criteria utilized will reflect the beliefs or values of any particular investor. The consideration of ESG criteria may adversely affect a Fund's performance.

Equity Securities Risk. Stock markets are volatile and an investment in equity securities is generally more volatile than an investment in a fixed-income investment. The value of equity securities may change rapidly and unpredictably in response to many factors, including real or perceived changes in an issuer's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. A Fund may invest in either common or preferred stock, each of which carries different levels of risk. Common stocks generally represent the riskiest investment in an issuer and preferred stocks generally rank junior to an issuer's debt with respect to dividends, which the issuer may or may not declare. In addition, preferred stock may be subject to factors affecting equity and fixed-income securities, including changes in interest rates and an issuer's credit. The value of preferred stock tends to vary more with fluctuations in the underlying common stock than with changes in interest rates. The Fund's investments in preferred stock may lose value if dividends are not paid. Generally, preferred stock does not carry voting rights. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time. The value of a warrant or right does not necessarily change with the value of the underlying securities and a Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration date. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Foreign Investment and Currency Risk. Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, may involve additional risks relating to market, economic, political, regulatory, or other conditions relative to investments in U.S. companies or companies with predominant exposure to the U.S. market. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, in June 2016, the citizens of the United Kingdom ("UK") voted in a referendum to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU. The UK and the EU signed a trade agreement on December 30, 2020, which was ratified on May 1, 2021 by the EU Parliament. Notwithstanding this agreement, there is likely to be considerable uncertainty as to the UK's post-transition framework, and the framework will likely continue to develop as the UK continues to negotiate different aspects of the trading arrangement. Although the effects of Brexit are unknown at

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this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of a Fund's assets are subject. These and other geopolitical developments, including ongoing conflict in Europe, could negatively impact the value of a Fund's investments. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures (such as trade barriers) by the United States or other governments and supranational organizations. The severity and type of sanctions and other trade restrictive measures, including retaliatory actions such as counter-sanctions, that may be imposed could vary broadly and their impact is impossible to predict. The imposition of such measures could, among other things, cause a decline in the value and liquidity of securities issued by the sanctioned country or companies that are economically tied to the sanctioned country, devaluation of currency, and increased market volatility both in the sanctioned country and throughout the world. There may also be difficulty in invoking legal protections across borders and a Fund's legal recourse may be limited. For example, even in instances when an investment is backed by the full faith and credit of a foreign government, it may be difficult for a Fund to pursue its rights against the foreign government. Foreign markets are generally smaller and less liquid than developed markets, which can cause difficulties in transacting in and valuing securities as well as the potential for relatively small transactions in certain securities to have a disproportionately large effect on the price and supply of securities. In addition, special tax considerations could apply to foreign investments.

If the U.S. or an international organization imposes economic sanctions against a foreign government or issuers, a Fund's investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes as well as higher transaction costs. These factors can make foreign investments particularly volatile and illiquid. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. As markets and economies throughout the world become increasingly interconnected, conditions or events in one market, country or region may adversely impact investments or issuers in other markets, countries or regions. In addition, foreign investments may be subject to the risks associated with changes in global or regional trade, economic, tax or other similar policies.

Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. Exchange rate movements can be significant over short periods for a number of reasons and can persist for prolonged periods of time, and may adversely affect the value of a Fund's investments. Funds that may hold short currency positions are exposed to the risks of adverse price movements associated with all short sales. Certain countries aim to fix or peg the exchange rates of their currencies against other countries' currencies (the reference currency), rather than allowing them to fluctuate purely based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and so may experience sudden and significant decline in value if the reference currency does. A country also may manage its currency exchange, establishing either minimum or maximum exchange rates against its reference currency. There is no guarantee that these currency controls will remain in place, and sudden changes to a currency control regime may result in a Fund incurring large losses from sudden and extreme exchange rates movements, which may adversely impact a Fund's returns.

Geographic Focus Risk. Focusing the investments of a Fund in issuers located in a single country, limited number of countries, or particular geographic region, will subject the Fund, to a greater extent than if investments were less focused, to risk that economic, political, social, or other conditions in such countries or regions will have an adverse impact on the Fund's performance. Such concentration may expose the Fund to greater volatility than a less geographically concentrated portfolio.

High-Yield Fixed-Income Investment Risk. High-yield fixed-income or debt investments (which may also be known as "junk bonds") are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed. These investments are considered primarily speculative in nature with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater risks than higher-rated fixed-income investments, particularly credit and liquidity and valuation risk. Junk bonds are often issued by smaller, less creditworthy companies or by highly

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levered companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the market for high-yield fixed-income or debt investments may be thinner and less active than the market for higher-rated investments, and the prices of these investments may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. As a result, a Fund may be unable to sell such investments at an advantageous time or price. Accordingly, the performance of a Fund that invests in such securities and a shareholder's investment in a Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. The risks associated with high-yield fixed-income or debt investments are heightened during times of weakening economic conditions or changing interest rates.

Inflation-Linked Investments Risk. The value of inflation-linked fixed-income investments and inflation protected securities generally fluctuates in response to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation protected securities. Although the principal value of inflation protected securities declines in periods of deflation, holders at maturity typically receive no less than the par value of the bond. However, if a Fund purchases inflation protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an inflation protected security, a Fund may earn less on the security than on a conventional bond. As a result, the market for such securities may be less developed or liquid, and more volatile, than the markets for certain other fixed-income investments. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked fixed-income investments may experience greater losses than other fixed-income investments with similar durations.

Initial Public Offering Risk. Securities offered in equity IPOs may be more volatile than other equity securities, may decline shortly in value after the IPO, and may have a magnified impact on performance if a Fund's asset base is relatively small. Securities in IPOs have no trading history, and information about the issuers may only be available for limited periods. The issuers in IPOs may operate in emerging industries. A Fund may hold securities purchased in IPOs for a short period of time, which may increase turnover and transaction costs. In addition, securities issued in IPOs may experience a significant decrease in value shortly after issuance if demand does not sufficiently support the offering. There can be no assurance that securities issued in IPOs will be available to a Fund in sufficient volume.

Interest Rate Risk. Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect a Fund's investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and a Fund's investments. Fixed income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of investments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. A Fund may be unable to hedge against changes in interest rates or may choose not to do so for cost or other reasons. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield on other less favorable terms, and therefore might not benefit from any increase in value as a result of declining interest rates (known as "call risk"). During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected (known as "prepayment risk"), which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest in lower-yielding securities, thereby reducing the Fund's yield or otherwise adversely impacting the Fund. During periods of rising interest rates, issuers of debt securities may pay principal later or more slowly than expected, which may reduce the value of a Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested (known as "extension risk"). In addition, any hedges against interest rate changes may not work as intended.

Given the near historically low interest rate environment in the United States, risks associated with rising interest rates are heightened. Many factors can cause interest rates to change, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet fund redemption obligations. In addition, regulations applicable to broker-dealers and changing business of market makers may result in these market participants restricting their activities, leading to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, reduced dealer inventories of

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fixed-income investments. Changes in fixed income or related market conditions, including the potential for changes to interest rates and negative interest rates, may expose fixed income or related markets to heightened volatility and reduced liquidity for Fund investments. As a result, certain fixed income and debt investments may be particularly subject to reduced liquidity and increased volatility. A Fund that invests in derivatives tied to fixed income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Investing in China Risk. Investing in China comes with a higher degree of risk not typically associated with investing in other more established economies or securities markets. A Fund's investments in China may be impacted by the economic, political, diplomatic and social conditions within China. Investments in China may also be impacted by geopolitical developments such as China's posture regarding Hong Kong and Taiwan, international scrutiny of China's human rights record, and competition between the United States and China. The economy of China is particularly vulnerable to the region's dependence on exports and international trade. The aforementioned geopolitical developments may trigger sanctions by governmental entities, the institution of tariffs, a significant reduction in international trade, the oversupply of certain goods, and other events that are difficult to predict and could have a negative impact on the Fund's performance, to include a loss incurred from a forced sale.

Investments in China are subject to the risk of confiscatory taxation, expropriation of assets, nationalization, frequent changes in the law, and imperfect information because companies in China may not be subject to th same financial reporting standards as U.S. companies. Chinese operating companies sometimes rely on variable interest entity ("VIE") structures to raise capital from non-Chinese investors. A China-based operating company may establish an entity (typically offshore) that enters into contracts with the Chinese company for the purpose of providing investors exposure to the Chinese operating company. The offshore entity then issues shares that are sold to the public, including non-Chinese investors (such as the Fund). These shares are not equity ownership interests in the Chinese operating company and the ability of the offshore entity to control the Chinese operating company are limited. Investments in VIE structures are subject to the same risk as investments in China. Additionally, there is uncertainty related to the Chinese taxation of VIE structures and the Chinese government may take positions that result in increased tax liability. If any of the risks materialize, the liquidity and value of these investments could be adversely affected and cause significant losses with no recourse available.

Investment Style Risk. A Fund's investment style may shift in and out of favor for reasons including market and economic sentiment and conditions. A Fund may underperform other funds that pursue different investing styles or invest more broadly. For example, "growth" investing involves a focus on investing in companies that a Subadviser believes have the potential for above-average or rapid growth. The stock of growth companies may be subject to greater price volatility risk than "undervalued" companies because, among other things, they are particularly sensitive to investor perceptions regarding the issuer's growth potential. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, the price of the companies' stocks may decline even if earnings increase. Additionally, many companies in certain market sectors are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which could increase the volatility of these companies' securities prices and have an adverse impact upon the companies' future growth and profitability.

"Value" investing involves a focus on investing in companies that a Subadviser believes may be undervalued (i.e., the Subadviser considers the company's stock to be trading for less than its intrinsic value). However, the intrinsic value of a company is subjective, and a Subadviser's processes for determining value will vary. Value investing is subject to the risk that the market will not recognize a security's intrinsic value or that a stock considered to be undervalued may be appropriately priced.

Issuer Risk. The value of a security or investment may decline for reasons directly related to the issuer of the security or investment, such as management, performance, financial leverage, reduced demand for the issuer's goods or services, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, and corporate restructurings. In addition, political, regulatory, economic and other conditions may adversely affect an issuer. The price of securities of smaller, lesser-known issuers can be more volatile than the price of securities of larger issuers or the market in general. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. A change in an issuer's credit rating or perceived creditworthiness or financial condition may also adversely affect the value of the issuer's securities.

Large-Capitalization Company Risk. Large-capitalization companies may have more stable prices than small- or mid-capitalization companies, but still are subject to equity securities risk. These companies may be unable to respond to

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competitive challenges or opportunities as quickly as smaller companies and may underperform other segments of the market. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations, particularly during periods of economic expansion. Although large-capitalization companies may provide relative stability and low volatility, the Fund's value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Leverage Risk. The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements than if it had not been leveraged.

Liquidity and Valuation Risk. Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments. A Fund may invest in illiquid investments or securities that become illiquid after purchase, or an investment may be subject to a restriction on resale. Certain securities and other investments may be less liquid than others and certain investments may become less liquid or illiquid in response to adverse market developments, economic distress or negative investor perceptions. As a result, a Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash for investment purposes, a Fund may be forced to sell large amounts of investments at a disadvantageous time and/or price, which could adversely affect the Fund. The risk of loss may increase depending in the size and frequency of redemption requests, the general market conditions at the time of the sale, and the extent of redemptions across other funds with similar investment strategies or holdings.

The liquidity of an investment may deteriorate over time or suddenly and unexpectedly, and the Fund's fixed-income and debt investments may experience reduced liquidity and increased volatility as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions, or market turmoil. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), foreign investments, and securities that are subject to sale restrictions, are particularly susceptible to liquidity and valuation risk. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests, or other reasons, unless it sells other portfolio investments under unfavorable conditions. At times, all or a large portion of segments of the financial market may not have active trading. A Fund's ability to sell an investment under favorable conditions may be adversely affected by other market participants selling the same or similar investments, among other factors. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, a Fund's assets could potentially experience significant levels of illiquidity.

Less liquidity means that more subjectivity may be used in establishing the value of the securities or other investments. During periods of reduced market liquidity, in the absence of readily available market quotations, or for securities that trade infrequently or are thinly traded, the Manager may experience difficulty in assigning an accurate daily value to these investments. As a result, the Manager may be required to fair value the investments pursuant to procedures adopted by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an investment's fair value in accordance with the Funds' valuation procedures will in fact approximate the price at which a Fund could sell that investment at that time or that data obtained from third parties believed to be reliable will be accurate. As a result, investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. A Fund that holds a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation. For additional information about fair valuation determinations, see "Determination of Net Asset Value." The Funds' shareholder reports will contain information about the Funds' holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for more detailed information.

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Loans Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, prepayment risk, extension risk, and counterparty risk. The secondary market for loans is limited and, thus, a Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition to limited liquidity, infrequent trading results in limited transparency for pricing purposes and wide bid/ask spreads. As a result, a Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income investments of similar credit quality and/or maturity.

Investments or transactions in loans often are subject to long settlement periods (often longer than seven days), and often require consent from the borrowers and/or an agent acting for the lenders which may limit the Fund's ability to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, or taking other measures to raise cash to meet redemption obligations or pursue other investment opportunities. These other measures may result in increased costs to the Fund and may not always be adequate.

Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to lower the borrower's obligations should the borrower fail to make payments or become insolvent. In addition, the collateral may be difficult to liquidate, decline in value, or be insufficient or unavailable to satisfy a borrower's obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. A loan may not be fully collateralized (and may be uncollateralized), which may increase the risk associated with the investment. In addition, loans that have a lower priority for repayment in a borrower's capital structure may involve a higher degree of overall risk and be subject to greater price and payment volatility than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.

Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund, as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Investments in loans are subject to the risk that a court may subordinate a Fund's interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund under bankruptcy or insolvency laws or invalidating the loan, the lien on any collateral or the priority status of the loan. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan and a Fund may need to retain legal counsel or other advisors to help in seeking to enforce its rights. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

Investments in loans typically are in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. A Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest as a result of adverse developments relating to the lead lender of a lending syndicate. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the risks and liabilities associated with owning and disposing of the collateral.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably.

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Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price.

An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund's portfolio.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or "bridge" financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

The terms of many structured finance investments and other instruments are or have been tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark. The UK's Financial Conduct Authority, which regulates LIBOR, phased out the use of LIBOR at the end of 2021, and the remaining settings of LIBOR will be discontinued in mid-2023, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.

To the extent the Manager or Subadviser (as applicable) or portfolio manager possess material non-public information about an issuer as a result of a Fund's investment in loans, the Fund may be unable to purchase or sell securities or other investments issued by the borrower at an advantageous time or price. As a result, the Fund may be adversely affected. In addition, loans and other similar investments may not be considered "securities" and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and/or direct claims.

Certain Funds may invest in floating rate loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations ("covenant-lite obligations"), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These covenants are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Exposure to these obligations may also be obtained through investment in securitization vehicles and other structured products.

Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar obligations that are not covenant-lite. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower's financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, a Fund may have more limited access to financial information and more limited rights to restrict a borrower's activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Market Risk. The market value of the Fund's investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, governmental or quasi-governmental actions and other similar events. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Manager or Subadviser (as applicable) to identify favorable investment opportunities and find market liquidity for Fund investments. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. For example, the crisis initially caused by the outbreak of COVID-19 caused materially reduced consumer demand

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and economic output and disrupted supply chains, which resulted in market closures, travel restrictions and quarantines, and adversely impacted local and global economies. As with other serious economic disruptions, governmental authorities and regulators responded and are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in, and may in the future result in, negative interest rates. These actions, including their possible unexpected or sudden discontinuance, reversal or potential ineffectiveness (including the perception by investors as unlikely to achieve the desired results), could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of a Fund's investments and the performance of a Fund. In addition, the impact of the economic and public health crisis in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks. As a result, the value of a Fund's shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, geopolitical and other events in the financial markets and economy may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. For example, a decline in the value and liquidity of securities held by a Fund, (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Manager or Subadviser (as applicable) believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. The Manager or Subadviser could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the conditions associated with the outbreak of COVID-19, which also resulted in impediments to the normal functioning of workforces, including personnel and systems of a Fund's service providers and market intermediaries. This may adversely affect a Fund.

Market Capitalization Risk. To the extent a Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When a Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization.

Generally, the prices of securities of small- and mid-capitalization companies are less stable than the prices of securities of large-capitalization companies and may present greater risks. Compared to large-capitalization companies, small- and mid- capitalization companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-capitalization companies often are more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns. However, large capitalization companies as a group may fall out of favor with the market, causing the Fund to underperform funds that focus on smaller companies, and large-capitalization companies may be less responsive to changes and opportunities than small- and mid-capitalization companies.

Master Limited Partnerships Risk. Master Limited Partnerships ("MLPs") generally are limited partnerships or limited liability companies and typically are taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As a result, a Fund may not be able to sell interests in MLPs when it would be most advantageous to the Fund, which may restrict the Fund's ability to take

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advantage of other investment opportunities. MLPs are generally considered to be sensitive to interest rates and may not provide attractive returns during periods of interest rate volatility. Additionally, investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund's adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund's investment in the MLP and lower income to the Fund.

MLPs also may expose a Fund to the risks associated with investments in energy companies, including fluctuations in the prices of energy commodities, the highly cyclical nature of the energy sector, a sustained decline in demand for energy commodities, extreme weather conditions, and construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations. In addition, technology development efforts by energy companies may not result in viable methods or products.

Mid-Capitalization Company Risk. Mid-capitalization companies may be riskier, subject to greater price volatility risk and wider price fluctuations and more vulnerable to economic, market, and industry changes than large-capitalization companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity, and more speculative prospects for future growth, sustained earnings, or market share than large-capitalization companies, and therefore may be more sensitive to economic, market, and industry changes. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. As a result, their performance can be more volatile and they face greater risk of business failure. Securities of mid-capitalization companies may trade less frequently and in lower volumes than securities of large-capitalization companies, thereby making it difficult to sell a mid-capitalization position at an acceptable time and price. In addition, mid-capitalization companies typically reinvest a high proportion of their earnings in their business and, thus, they may not pay dividends for some time.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities represent interests in "pools" of mortgages or other assets, such as consumer loans. Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk, regulatory risk and liquidity and valuation risk. Investments in asset-backed securities, including mortgage-backed securities, entail additional risks relating to the underlying pools of assets, including credit risk (particularly mortgage-backed securities not subject to a government guarantee), default risk and prepayment risk of the underlying pool or individual assets represented in the pool as well as risks associated with servicing of those assets. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The terms of many structured finance investments and other instruments are tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark. The UK's Financial Conduct Authority, which regulates LIBOR, phased out the use of LIBOR at the end of 2021 and the remaining settings of LIBOR will be discontinued in mid-2023, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect a Fund and its investments in such instruments. Asset-backed securities are issued by legal entities that are sponsored by commercial banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.

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With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities' weighted average life and may lower their return, which may adversely affect a Fund's investment in the asset-backed securities. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed and other asset-backed securities, making them more sensitive to changes in interest rates. The risk of default on mortgage-backed securities increases when the securities expose a Fund to subprime loans and mortgages, and these securities may be particularly susceptible to adverse events in the housing market. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities. Investments in commercial mortgage-backed securities ("CMBS") are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund's holdings of mortgage-backed securities. In light of the current interest rate environment, the Fund's investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks. In addition, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund's holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund's investments in these securities may be subject to heightened interest rate risk. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. In addition, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

Asset-backed securities present credit risks that are unique from mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, certain asset-backed securities have only a subordinated claim or security interest in collateral. In the event that the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may be unavailable to support payments on the securities, thereby causing the Fund to suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations.

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund's investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") or foreign regulatory developments could materially impact the value of the Fund's assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund's performance.

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A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to the securities initially sold by the Fund to the counterparty. These transactions are typically used for short term financing. The transactions involve the risk that the market price of mortgage-backed securities in a mortgage dollar roll transaction decline below the agreed-upon future repurchase price. Conversely, the market value of the securities subject to a Fund's forward sale commitment may increase above the exercise price of the forward commitment. Dollar rolls (and when-issued, delayed delivery and to-be-announced transactions) are speculative techniques that may result in leverage and increased volatility. These transactions may also increase risk associated with volatility and losses and are subject to counterparty risk. In addition, investment in mortgage dollar rolls may significantly increase the Fund's portfolio turnover rate.

When a Fund purchases a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. The market value of a security issued on a when-issued or delayed-delivery basis may decline before the delivery date, which may adversely impact the Fund. There is also the risk that a party fails to deliver the security on time or at all or otherwise perform its obligations with respect to the transaction, which could cause the Fund to miss a favorable price or yield opportunity. As with mortgage dollar roll transactions, when a Fund has sold a security on a when-issued or delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security and is not entitled to receive interest or principal payments on the security sold. Additionally, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

To-be-announced securities are commitments to purchase mortgage-backed securities for a fixed price at a future date where, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Similar to securities purchased on a when-issued or delayed-delivery basis, to-be-announced securities involve the risks that the counterparty may not deliver the security as promised or that the value of the security may decline prior to when the Fund receives the security. A Fund will lose money if the value of the to-be-announced security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Municipal Obligations Risk. A Fund could lose money if an issuer, including a governmental issuer, is unable or unwilling, or is perceived (by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Further, municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or U.S. territory or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a Fund. In addition, the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

To the extent that a Fund invests in municipal securities from a given state or geographic region, the Fund could be affected by local, state and regional factors. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole.

Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt a Fund's performance.

New/Small Fund Risk. Certain Funds have limited or no operating history. There can be no assurance that a Fund will grow to or maintain a viable size sufficient to achieve investment and trading efficiencies and fully implement its investment

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strategy. As a result, a Fund's performance may be particularly sensitive to individual investments and more volatile than would be expected once a Fund attains a viable size and fully implements its investment strategy. In addition, a Fund's performance may not represent how the Fund is expected to or may perform in the long-term. In the event that a Fund is liquidated, the expenses and timing of such liquidation may be unfavorable to some shareholders.

Other Investment Companies Risk. A Fund may invest in investment companies (such as mutual funds, closed-end funds and ETFs) for, among other reasons, obtaining exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. A Fund may invest in investment companies advised by the Manager or a Subadviser (or their affiliates). The Fund and its shareholders will incur a pro rata share of the expenses of the investment companies in which the Fund invests, such as investment advisory and other management expenses, and the operating expenses of these investment companies. In addition, the Fund will be subject to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or some or all of the portfolio could become illiquid. The investment companies or other investment vehicles in which the Fund invests may be owned by a small number of shareholders or one or more large shareholders and thus also would be subject to the risk of large and rapid shareholder redemptions, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund. Shares of investment companies that trade on an exchange may trade at a discount or premium from their net asset value.

An underlying investment company may buy the same securities that another underlying investment company sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment companies may hold common portfolio positions, thereby reducing the benefits of portfolio diversification. The underlying investment companies may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment companies, in turn, depends upon the performance of the securities in which they invest.

An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risks, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Sector Risk. The performance of a Fund that focuses its investments or exposure in a particular sector (which is broader than an industry), will be more sensitive to developments or price movements affecting issuers in that sector than a more broadly invested fund. Individual sectors may rise and fall more than the broader market. The prices of securities of issuers in a particular sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector more than others. In addition, issuers within a sector may all react in a similar manner to economic, political, regulatory or other events. For more information on a Fund's sector holdings, please refer to its annual report or semi-annual report, when available.

Portfolio Turnover Risk. Portfolio turnover is not a principal consideration in investment decisions for the Funds, and the Funds are not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return.

Small-Capitalization Company Risk. Securities of small-capitalization companies may be riskier, more speculative, more susceptible to liquidity and valuation risk and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies. Small-capitalization companies may have fewer financial resources, limited product lines and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key personnel, and may underperform other segments of the equity market or the equity market as a whole. A Subadviser or portfolio manager may experience difficulty obtaining reliable information on small-capitalization companies because they tend to be less well known, often do not have significant ownership by large investors and typically are followed by relatively few securities analysts. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than mid-or large-capitalization companies. In addition, a small-capitalization company may be more susceptible to the underperformance of the sector in which it belongs and less capable of withstanding adverse financial or other events affecting the company. It may be

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difficult or impossible to sell securities of small-capitalization companies at a favorable time and price because of the potentially greater spreads between their bid and ask prices. These securities often trade in OTC markets or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies. The price of these securities may also be particularly volatile.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline in value as a result of default or other adverse credit event attributable to a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner or at all, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or pay interest when due may result in the cancellation of third party commitments to lend funds to or otherwise financially support the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the potential lack of any formal recourse to enforce its rights as a holder of the sovereign debt and the Fund may need to pursue a claim in the courts of the defaulting party. Furthermore, restructurings of sovereign debt may result in a loss in value of the Fund's sovereign debt holdings. Periods of economic and political uncertainty in a country or region may cause reduced liquidity in sovereign debt of the issuer or issuers in the region and may result in increased price volatility for the sovereign debt. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks because of the degree of uncertainty that can be associated with such events. These risks may include the risk that the transaction may not be completed on the terms or time frame contemplated (if at all), the market may react differently than expected, it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the market prices of such securities may be subject to significant volatility and reduced liquidity. Securities issued in initial public offerings may be issued by companies that are in the early stages of development, have a history of little or no revenues, and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. Such investments are highly speculative with respect to the issuer's ability to make interest and/or principal payments. Investing in special situations may have a magnified effect on the performance of a Fund with a small amount of assets.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Although U.S. Treasury obligations and securities issued by the Government National Mortgage Association ("Ginnie Mae") are backed by the "full faith and credit" of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks, that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. These securities, therefore, are riskier than those that are insured or guaranteed by the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have, or be able to access, the funds necessary to meet their payment obligations in the future.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, and supply and demand fluctuations. Other

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factors may adversely affect the value of securities issued by these companies, including market competitiveness, technological developments, natural resources and other conservation programs, and changes in commodity prices. Issuers in the utilities group of industries may also be affected by increased fuel and other operating costs, rising costs of financing construction and other business operations, increased costs and delays as a result of environmental, safety and other regulations, difficulty in obtaining approval of rate increases, the potential impact of natural and man-made disaster, and technical innovations that may render existing plants, equipment, or products obsolete. The value of these securities may be particularly volatile. The performance of a Fund that invests heavily in the utilities group of industries will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Warrants Risk. A warrant grants the holder the right but not the obligation are rights to purchase from the issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price valid for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the counterparty fails to honor its obligations.

The SAI describes in more detail certain of the principal risks and investment practices of the Funds and also describes other risks and practices applicable to the Funds.

Additional risks of and information regarding the Funds

In addition to the principal investments and risks described above, the Funds may also be subject to the following non-principal risks or invest or engage in the following:

Cybersecurity and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds' or their service providers' operations. A cyber incident could adversely impact a Fund, its service providers or its beneficial shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting a Fund's ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund's ability to calculate its net asset value correctly, in a timely manner or process trades or other transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions.

Geographic Focus Risk—Asia and Europe. To the extent a Fund focuses its investments in Asia or Europe, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia or Europe. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund's investments. Additionally, a Fund's investments in the UK subject the Fund to additional risks. For example, the UK is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. Brexit may have a negative impact on the economy and currency of the UK, including increased volatility and illiquidity of investments and potentially lower economic growth.

In February 2022, Russia began a large-scale invasion of Ukraine. This increased tensions between Russia and its European neighbors. It is uncertain how long the conflict may continue. Russia's actions have induced the United States and

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other countries, including the members of the European Union, to impose economic sanctions and may result in additional sanctions in the future. Such sanctions may impact the Russian and European economies. Moreover, disruptions caused by Russian military action or other actions (including espionage and cyberattacks) and the resulting responses to such activity, such as sanctions, financing restrictions, boycotts or changes in consumer preferences, may impact European economies.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments that are assets. An investment is classified as illiquid if the Fund expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments are subject to liquidity and valuation risk. The liquidity status and/or classification of the Funds' investments are determined in accordance with the Funds' written liquidity risk management program.

Legal and Regulatory Risk. U.S. and foreign regulators and governmental agencies may implement additional regulations and legislatures may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applicable to a Fund's operations. These may substantially and adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. Neither the Manager nor the Subadvisers can accurately predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund, the Manager or the Subadviser to the Fund, if any.

LIBOR Replacement. The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund's investments or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund's performance.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings would either cease to be provided by any administrator, or no longer be representative, immediately after December 31, 2021, for all four non-U.S. dollar LIBORs (British Pound ("GBP"), Euro, Swiss Franc and Japanese Yen) and for one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. In addition, in connection with supervisory guidance from regulators, some regulated entities ceased to enter into most new LIBOR contracts after January 1, 2022. Although a Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, new LIBOR assets may no longer be available.

Regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. Replacement rates that have been identified include the Secured Overnight Financing Rate ("SOFR"), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate ("SONIA"), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. Certain loans, notes and other instruments or investments comprising some or all of a Fund's portfolio may transition from LIBOR to an alternative reference rate and a Fund's investments may be tied to one or more alternative reference rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund's investments and result in costs incurred in connection with amending or closing out positions or entering into new trades. In addition, there are challenges to entering into or converting certain contracts and transactions to an alternative reference rate and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions,

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others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR's cessation may give rise to basis risk and render hedges less effective. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt alternative reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which may also face similar issues.

In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, SONIA or rates based on either, the alternative reference rate may not perform the same as LIBOR. LIBOR is meant to reflect the unsecured interbank lending market. SOFR is based on secured repurchase transactions collateralized by U.S. treasury securities and does not reflect credit risk in the interbank lending market in the way that LIBOR does. In the event of a credit crisis, floating rate instruments using alternative reference rates such as SOFR or those based on SOFR could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

Certain classes of instruments invested in by a Fund may be more sensitive to LIBOR cessation than others. For example, certain asset classes such as floating rate notes may not contemplate a LIBOR cessation and/or might freeze a last-published or last-used LIBOR rate for all future payment dates upon a discontinuation of LIBOR. Also, for example, syndicated and other business loans tied to LIBOR may not provide a clear roadmap for LIBOR's replacement, leaving any future adjustments to the determination of a quantum of lenders. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and what rate those assets replace LIBOR with, on the one hand, and when the securitization notes shift from LIBOR and what rate the securitization notes replace LIBOR with.

Various pieces of legislation, including enacted legislation from the states of New York and Alabama and legislation in the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund's investments. As a result of this uncertainty and developments relating to the transition process, a Fund and its investments may be adversely affected.

Quantitative Model Risk. A quantitative model used by a Subadviser may perform differently from the market as a whole or may fail to produce the desired results for many reasons, including the model may prove to be incorrect or incomplete or the Subadviser may place weights on factors that are out of favor. If incorrect or outdated data is entered into a model or if a model has unrecognized biases, the investments selected based on the model may adversely affect a Fund. To address these issues, a Subadviser will periodically evaluate the model, and its underlying data and assumptions, and may modify or update the model or underlying data from time to time to account for changing market, financial or economic conditions or for other related reasons. In addition, to the extent that the Subadviser believes that certain events or conditions may not be quantifiable by the model, the Fund's performance will reflect, in part, the Subadviser's ability to make active qualitative decisions and timely adjust the quantitative model, including the model's underlying metrics and data. There is no guarantee that a Subadviser or portfolio manager will use any specific data or type of data in making trading decisions, and the Subadviser or Portfolio manager will use its discretion to determine the type of data to gather with respect to an investment strategy and to account for in its model. In addition, a Subadviser or portfolio manager may use the quantitative model to varying degrees in making particular investment decisions. In addition, any algorithms used by the Manager or a Subadviser in connection with managing a Fund may not produce the intended result or function as intended, which may result in, among other things, operational complications or other adverse effects.

Redemption Risk. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. These insurance companies or separate accounts may from time to time own (beneficially or of record) or control

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a significant percentage of a Fund's shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance.

Sector Focus Risk—Information Technology and Financials. To the extent that a Fund invests significantly in securities of companies in the information technology sector, the Fund will be particularly susceptible to the risks associated with this sector, including competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the sector or issuers within the sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Stocks of information technology companies may be very volatile.

To the extent that a Fund invests significantly in securities of companies in the financials sector, the Fund will be particularly susceptible to the risks associated with this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.

Temporary Defensive Positions. From time to time, the Manager or Subadviser to a Fund may judge that market conditions make pursuing the Fund's investment strategy inconsistent with the best interests of the Fund. At such times, the Manager or Subadviser may (but will not necessarily), without notice, take temporary positions (partially or extensively) or use alternative strategies that are inconsistent with the Fund's principal investment strategies. Temporary investments or alternative strategies may be taken to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions, or to restructure a Fund's strategies or in connection with the commencement of a Fund's operations. For example, the Fund may invest some or all of its assets in cash or cash equivalents, fixed-income securities, government bonds, money market investments, repurchase agreements or securities of other investment companies, including money market funds, and in other investments that the Manager or such Subadviser believes to be consistent with the Fund's best interests. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market. There can be no assurance that temporary investments will be successful in avoiding losses for a Fund. A Fund may take such investment positions for as long a period as deemed necessary by the Manager and/or the applicable Subadviser.

Management of the Funds

Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (the "Manager"), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company ("GIS"), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company ("Guardian Life"). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian

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Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager's principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2021, the Manager managed approximately $13.4 billion in assets.

The Manager has delegated responsibility for the day-to-day investment management of certain of the Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the management agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds' investment performance and the Subadvisers' execution of the Funds' investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers' investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager is a party to a shared services agreement with Guardian Life. Under this agreement, the Manager may utilize employees from Guardian Life in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are "wholly-owned subsidiaries" (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information within 90 days of hiring a new subadviser.

As of the date of this Prospectus, the following Funds may rely on the Order (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule): Guardian Large Cap Fundamental Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Global Utilities VIP Fund, Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund), and Guardian Core Plus Fixed Income VIP Fund. Please refer to the SAI for more information regarding the Order.

A discussion regarding the basis of the Board's approval of the management agreement between the Trust, on behalf of the Funds, and the Manager and the subadvisory agreements between the Manager, on behalf of the Funds, and each Subadviser is available in the December 31 annual, or June 30 semi-annual, report to shareholders for each Fund.

Subadvisers

Under the supervision of the Manager, each Subadviser listed below is responsible for: making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and negotiating commissions and fees with brokers and brokerage firms. Each Subadviser has extensive experience managing the assets of registered open-end management investment companies.

AllianceBernstein, L.P.

Guardian Strategic Large Cap Core VIP Fund and Guardian Growth & Income VIP Fund

AllianceBernstein L.P. ("AB") is located at 501 Commerce Street, Nashville, TN 37203. AB, an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of December 31, 2021, AB managed approximately $779 billion in assets.

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Allspring Global Investments, LLC

Guardian Small-Mid Cap Core VIP Fund and Guardian Mid Cap Relative Value VIP Fund

Allspring Global Investments, LLC ("Allspring") is located at 525 Market Street, San Francisco, CA 94105. Allspring was incorporated in 1981 as First Interstate Investment Services, registered with the SEC in 1984, and was established as Allspring in 1996. Allspring is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts. As of December 31, 2021, Allspring managed approximately $476.8 billion in assets.

Boston Partners Global Investors, Inc.

Guardian Large Cap Disciplined Value VIP Fund

Boston Partners Global Investors, Inc. ("Boston Partners") is located at One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, NY 10165. Boston Partners was established in 1995. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation. As of December 31, 2021, Boston Partners managed approximately $96.3 billion in assets.

ClearBridge Investments, LLC

Guardian Large Cap Fundamental Growth VIP Fund and Guardian Small Cap Core VIP Fund

ClearBridge Investments LLC ("ClearBridge") is located at 620 Eighth Ave, 48th Floor, New York, NY 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is wholly-owned by Franklin Resources, Inc., a publicly traded global asset management company headquartered in San Mateo, California. As of December 31, 2021, ClearBridge's total assets under management were approximately $208.3 billion. This includes $37.7 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

FIAM LLC

Guardian Select Mid Cap Core VIP Fund

FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC. The principal address of FIAM LLC is 900 Salem Street, Smithfield, RI 02917. As of December 31, 2021, FIAM LLC managed approximately $168.5 billion in assets.

Janus Henderson Investors US LLC

Guardian Mid Cap Traditional Growth VIP Fund

Janus Henderson Investors US LLC ("Janus") is located at 151 Detroit Street, Denver, CO 80206. Janus, an indirect subsidiary of Janus Henderson Group plc, was established as an investment adviser in 1969 and serves as investment adviser and subadviser for a number of mutual funds and provides separate account advisory services. As of December 31, 2021, Janus Henderson Group plc managed approximately $432 billion in assets.

J.P. Morgan Asset Management Inc.

Guardian International Growth VIP Fund

J.P. Morgan Investment Management Inc. ("JPMIM") is located at 383 Madison Avenue, New York, NY 10179. JPMIM, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. was established in 1984. As of December 31, 2021, JPMIM and its affiliates managed approximately $2.7 trillion in assets.

Lord, Abbett & Co. LLC

Guardian Core Plus Fixed Income VIP Fund

Lord, Abbett & Co. LLC ("Lord Abbett") is located at 90 Hudson Street, Jersey City, NJ 07302. Lord Abbett was established in 1929. Lord Abbett manages one of the nation's oldest mutual fund complexes and manages assets across a full range of mutual funds, institutional accounts and separately managed accounts. As of December 31, 2021, Lord Abbett managed approximately $255.2 billion in assets, including $1.1 billion for which it provides investment models to managed account sponsors.

Massachusetts Financial Services Company

Guardian All Cap Core VIP Fund

Massachusetts Financial Services Company ("MFS"). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington

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Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $692 billion as of December 31, 2021.

Putnam Investment Management, LLC

Guardian Diversified Research VIP Fund

Putnam Investment Management, LLC ("Putnam") is a Delaware limited liability company with principal offices located at 100 Federal Street, Boston, MA 02110. Putnam is an indirect wholly owned subsidiary of Putnam Investments, LLC ("Putnam Investments"). Putnam Investments is owned through a series of wholly-owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Corporation of Canada group of companies. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. It is indirectly controlled by The Desmarais Family Residuary Trust. As of December 31, 2021, Putnam Investments managed approximately $202.6 billion in assets.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited

Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

Schroder Investment Management North America Inc. ("SIMNA") and Schroder Investment Management North America Limited ("SIMNA Ltd.") are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of Schroders plc is 1 London Wall Place, London EC2Y 5AU United Kingdom. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroder Administration Limited, which is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. SIMNA Ltd. is a wholly owned subsidiary of Schroder Investment Management Limited, which is a wholly owned subsidiary of Schroder International Holdings Limited. The principal address of Schroder International Holdings Limited, Schroder Administration Limited and Schroder Investment Management Limited is 1 London Wall Place, London EC2Y 5AU United Kingdom and the principal address of Schroder U.S. Holdings Inc. is 7 Bryant Park, New York, NY 10018. Schroders plc is a global asset management company with approximately $990.9 billion under management as of December 31, 2021.

Wellington Management Company LLP

Guardian Large Cap Disciplined Growth VIP Fund, Guardian Equity Income VIP Fund, Guardian Global Utilities VIP Fund, Guardian Balanced Allocation VIP Fund and Guardian Integrated Research VIP Fund

Wellington Management Company LLP ("Wellington") is a Delaware limited liability partnership with its principal office at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.426 trillion in assets.

Portfolio Managers

Below are biographies of the persons who are primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Funds, if any.

Guardian Large Cap Fundamental Growth VIP Fund

Peter Bourbeau

Managing Director, Portfolio Manager of ClearBridge

Peter Bourbeau is a Managing Director and Portfolio Manager of ClearBridge and has 31 years of investment industry experience. He joined ClearBridge or its predecessor in 1991. Previously, Mr. Bourbeau was a Director of Citigroup Global Markets Inc. and served as a Portfolio Manager at Smith Barney Asset Management.

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Margaret B. Vitrano

Managing Director, Portfolio Manager of ClearBridge

Margaret Vitrano is a Managing Director and Portfolio Manager of ClearBridge and has 26 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined the subadvisor or its predecessor in 1997. Previously, she was a Director of CGMI and a research analyst at Citigroup.

Guardian Integrated Research VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund

Mammen Chally, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Mammen Chally is a Senior Managing Director and Equity Portfolio Manager at Wellington Management Company LLP. He joined Wellington in 1994. He leads the disciplined equity team managing a number of strategies across the market capitalization spectrum. Previously, Mr. Chally worked at Gas Authority of India Limited from 1989 to 1992. He has extensive experience in portfolio risk management, development of derivative strategies, quantitative research, and other professional experience. Mr. Chally holds the Chartered Financial Analyst designation. He received an M.B.A. degree from Northeastern University in 1994 and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology in 1989.

Douglas W. McLane, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Douglas McLane is a Senior Managing Director and Equity Portfolio Manager at Wellington Management Company LLP on the disciplined equity team. Additionally, he conducts fundamental analysis on equity investments, focusing on the consumer, industrials, and materials sectors. Prior to joining Wellington in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his M.B.A from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

David A. Siegle, CFA

Managing Director and Equity Research Analyst of Wellington

David Siegle is an equity research analyst on the Disciplined Equity Team at Wellington. He conducts fundamental analysis on U.S. equity investments, focusing on the health care, information technology, and industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining the Disciplined Equity Team in 2008, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team (2007-2008). Before that, he worked as an analyst in the Quantitative Investment Group (2003-2007) and as a client service analyst in the Global Relationship Management Group (2001-2003). Mr. Siegle earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Boston.

Guardian Mid Cap Traditional Growth VIP Fund

Brian Demain, CFA

Portfolio Manager of Janus

Brian Demain is Portfolio Manager of the Janus Mid Cap Growth, a position he has held since 2007. Mr. Demain joined Janus in July 1999 as an Equity Research Analyst. From July 1999 to October 2007, Mr. Demain served as an Equity Research Analyst, focusing on companies in the media and communications sectors and from 2004 to 2007 he led the Communications Sector Research Team. Mr. Demain received his bachelor's degree in economics from Princeton University. Mr. Demain holds the Chartered Financial Analyst® designation.

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Cody Wheaton, CFA

Portfolio Manager of Janus

Cody Wheaton is a Portfolio Manager of the Janus Mid Cap Growth, a position he has held since July 2016. Mr. Wheaton joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst® designation.

Guardian All Cap Core VIP Fund

Joseph MacDougall

Investment Officer, Portfolio Manager of MFS

Joseph MacDougall, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2005.

Guardian Strategic Large Cap Core VIP Fund

Kent Hargis

Co-Chief Investment Officer–Strategic Core Equities of AB

Kent Hargis is Co-Chief Investment Officer of Strategic Core Equities at AB. He has been managing the Global, International and U.S. portfolios since their inception in September 2011, and the Emerging Markets Strategic Core portfolio since January 2015. Mr. Hargis was named Head of Quantitative Research for Equities in 2009, with responsibility for overseeing the research and application of risk and return models across the firm's equity portfolios. He joined the firm in October 2003 as a senior quantitative strategist. Prior to that, Hargis was chief portfolio strategist for global emerging markets at Goldman Sachs. From 1995 through 1998, he was assistant professor of international finance in the graduate program at the University of South Carolina, where he published extensively on various international investment topics. Mr. Hargis holds a Ph.D. in economics from the University of Illinois, where his research focused on international finance, econometrics and emerging financial markets.

Sammy Suzuki, CFA

Co-Chief Investment Officer–Strategic Core Equities of AB

Sammy Suzuki is Co-Chief Investment Officer of Strategic Core Equities at AB. He has been managing the Emerging Markets Strategic Core portfolio since its inception in July 2012 and the Global, International and U.S. portfolios since 2015. Mr. Suzuki has managed portfolios for over 13 years and emerging-markets portfolios for a decade. From 2010 to 2012 he also held the role of director of Fundamental Value Research, where he managed 50 fundamental analysts globally. Prior to managing portfolios, Mr. Suzuki spent a decade as a research analyst. He joined AB in 1994 as a research associate covering the capital equipment industry, and then became an analyst covering the technology industry. From 1998 to 2004, Mr. Suzuki served as senior research analyst for the global automotive industry. Before joining the firm, he was a consultant at Bain & Company. Mr. Suzuki holds a B.S. in materials science and engineering and a B.S. in finance from the University of Pennsylvania. He is a CFA charterholder and a member of the Board of the CFA Society New York.

Guardian Diversified Research VIP Fund

Shep Perkins

Chief Investment Officer, Equities and Portfolio Manager of Putnam

Shep Perkins has been the Chief Investment Officer, Equities at Putnam since 2019. He is responsible for leading Putnam's Equities group, including the portfolio management, research, and trading areas. Previously at Putnam, Mr. Perkins was Co-Head of Equities and provided strategic direction to portfolio managers and equity analysts. He joined Putnam in 2011 and has been in the investment industry since 1993.

Kathryn Lakin

Director of Equity Research and Portfolio Manager of Putnam

Kathryn Lakin has been the Director of Equity Research at Putnam since 2019. She is responsible for managing a team of analysts covering all sectors and regions. Ms. Lakin directs research initiatives, ensures quality of the research team's output, guides sustainability integration within research, and facilitates collaboration between Putnam's equity portfolio managers and the research team. From 2016-2019 Ms. Lakin was the Co-Director of Equity Research at Putnam. Ms. Lakin joined Putnam in 2012 and has been in the investment industry since 2008.

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Guardian Select Mid Cap Core VIP Fund

Robert Stansky

Portfolio Manager of FIAM LLC

Robert Stansky is a portfolio manager for the Fund, which he has managed since inception. He also manages other funds. Since joining Fidelity Investments in 1983, Mr. Stansky has worked as a research analyst and portfolio manager.

Guardian Small-Mid Cap Core VIP Fund

Christopher G. Miller, CFA

Senior Portfolio Manager of Allspring

Christopher Miller is a senior portfolio manager and team leader on the Select Equity team at Allspring Global Investments. In this capacity, he is responsible for managing all the activities and investment strategies of the team. Mr. Miller joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Mr. Miller began his investment industry career in 2002 as an accounting analyst at Strong Capital Management, joined the Select Equity team as an analyst in 2004, and transitioned to WFAM with the rest of the team in 2005 after Wells Fargo acquired Strong Capital Management. He was promoted to associate portfolio manager in 2014, co-portfolio manager in 2017, co-team lead in 2019, and team lead in 2020. He earned a bachelor's degree in business administration with an emphasis in finance and marketing from the University of Wisconsin, Madison. He has earned the right to use the CFA® designation and is a member of CFA Institute and CFA Society of Milwaukee.

Garth B. Newport, CFA

Portfolio Manager of Allspring

Garth Newport is a portfolio manager for the Select Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM as an analyst. Mr. Newport began his investment industry career in 2005 as an investments intern at Sentry Insurance. He interned at WFAM the following year, and then served as a senior research analyst at Aristotle Ventures. He earned a bachelor's degree in business administration with an emphasis in economics from the University of Wisconsin, Stevens Point. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation and is a member of CFA Institute and CFA Society Milwaukee.

Guardian Small Cap Core VIP Fund

Albert Grosman

Managing Director, Portfolio Manager of ClearBridge

Albert Grosman is a Managing Director and a Portfolio Manager of ClearBridge and has 29 years of industry experience. Mr. Grosman joined the manager in 2007. He was formerly an Equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

Brian Lund, CFA

Managing Director, Portfolio Manager of ClearBridge

Brian Lund is a Managing Director and a Portfolio Manager of ClearBridge and has 22 years of industry experience. Mr. Lund joined the manager in 2004. He was formerly an Equity Analyst at Morningstar, Inc. covering gaming, lodging and leisure firms, and a Mutual Fund Analyst. Mr. Lund was a Writer/Analyst at the Motley Fool, an online investment service, from 2000-2001.

Guardian Equity Income VIP Fund

W. Michael Reckmeyer III, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Michael Reckmeyer is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington Management in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services (1986-1994). Before that, he worked as an analyst at the State of Michigan Pension Fund (1984-1986). Mr. Reckmeyer earned his MBA (1984) and his B.S. in mechanical engineering (1981) from the University of Wisconsin. Additionally, he holds the Chartered Financial Analyst® designation and is a member of the Philadelphia Financial Analyst Society.

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Matthew C. Hand, CFA

Managing Director and Equity Portfolio Manager of Wellington

Matthew Hand is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington Management in 2004 after he earned his B.A. in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Adam H. Illfelder, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Adam Illfelder is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington Management in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth team at Putnam Investments (2003-2005). Before that, he worked in their Global Equity Research department (1997-2003). Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his B.S. in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Guardian Large Cap Disciplined Value VIP Fund

David T. Cohen, CFA

Co-Portfolio Manager of Boston Partners

David Cohen is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy focusing on security selection within the energy sector as well as the engineering & construction, and metals & mining industries. Prior to his current role, Mr. Cohen served as an equity analyst covering these same industries. He has deep experience analyzing and understanding capital intensive commodity-oriented businesses. He joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst he covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. He received a B.A. degree from the University of Michigan and his M.S. in Finance from Brandeis University. He holds the Chartered Financial Analyst® designation. He has 17 years of experience.

Mark E. Donovan, CFA

Co-Portfolio Manager of Boston Partners

Mark Donovan is a senior portfolio manager for Boston Partners Large Cap Value strategy, a role he has held since the firm's inception in 1995. Previously, he had served eleven years as Co-Chief Executive Officer, where he was responsible for strategic and tactical operating decisions affecting the firm. Mr. Donovan was one of the founding partners of Boston Partners Asset Management. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. For ten years, Mr. Donovan was a trustee at St. Sebastian's School, where he served on the Investment and Long Range Planning Committees. He holds a B.S. degree in management from Rensselaer Polytechnic Institute and the Chartered Financial Analyst® designation. He has 40 years of investment experience.

Stephanie McGirr

Co-Portfolio Manager of Boston Partners

Stephanie McGirr is a portfolio manager for the Boston Partners Large Cap Value strategy. Her experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy focusing on security selection within the health care services sector as well as insurance, restaurant, retail, and apparel industries. Prior to her current role, Ms. McGirr served as an equity analyst covering these same industries. Over the course of her tenure at Boston Partners, Stephanie also covered the consumer staples and business services industries. She started with Boston Partners in 2002 as a research and quantitative associate in the firm's research group. She joined the firm from Arthur Andersen where she was an operations associate. Ms. McGirr holds a bachelor's degree in English from Colgate University. She has 19 years of experience.

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David J. Pyle, CFA

Co-Portfolio Manager of Boston Partners

David Pyle is a portfolio manager for Boston Partners Large Cap Value strategy. Prior to assuming this role, he was a research analyst covering the utility, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors. Mr. Pyle joined the firm from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle holds a B.S. degree in business administration from California State University, Chico, and an M.B.A. degree from the Kenan-Flagler School of Business at the University of North Carolina. Mr. Pyle holds the Chartered Financial Analyst® designation. He has 26 years of investment experience.

Joshua White, CFA

Co-Portfolio Manager of Boston Partners

Joshua White is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager on Boston Partners Global Equity and International Equity strategies and before that, he was a global generalist providing fundamental research on global equities. Mr. White holds a B.A. degree in mathematics from Middlebury College. He holds the Chartered Financial Analyst® designation and has 15 years of industry experience.

Guardian Growth & Income VIP Fund

Frank Caruso, CFA

Chief Investment Officer–U.S. Growth Equities of AB

Frank Caruso is a Senior Vice President and Chief Investment Officer of U.S. Growth Equities at AB, a position he has held since 2012. In this capacity, he oversees three services: U.S. Large Cap Growth, US Core Opportunities and U.S. Growth & Income. Mr. Caruso has been Team Leader of U.S. Growth since 2008 and Team Leader of U.S. Growth & Income since 2004. From 1995 to 2004, he served as a Growth & Income portfolio manager. Mr. Caruso joined the firm in 1993, when it acquired Shields Asset Management, where he had been director of Equities. Previously, he was a managing director and senior member of the Investment Policy Committee at Shearson Lehman Advisors, as well as CIO for Shearson Lehman Asset Management's Directions and Capital Management businesses. Mr. Caruso was also formerly the lead portfolio manager for Shearson's family of growth and income mutual funds. He holds a B.A. in business economics from the State University of New York, Oneonta, and is a member of the New York Society of Security Analysts and the CFA Institute. He is a CFA charterholder.

John H. Fogarty, CFA

Portfolio Manager–US Growth Equities of AB

John Fogarty is a Senior Vice President and Portfolio Manager for U.S. Growth Equities at AB, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the U.S., having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Varden Partners. Mr. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a B.A. in history from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA

Portfolio Manager and Senior Research Analyst–US Growth Equities of AB

Vinay Thapar is a Senior Vice President and Portfolio Manager for U.S. Growth Equities at AB. He is also a Senior Research Analyst, responsible for covering global healthcare. Prior to joining the firm in 2011, Mr. Thapar spent three years as a senior investment analyst covering global healthcare for two domestic investment funds at American Century Investments. Prior to that, he worked for eight years at Bear Stearns in the Biotech Equity Research Group, most recently as an associate director. Mr. Thapar holds a B.A. in biology from New York University and is a CFA charterholder.

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Guardian Mid Cap Relative Value VIP Fund

James M. Tringas, CFA

Managing Director and Senior Portfolio Manager of Allspring

James Tringas is a managing director, co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring Global Investments. He joined Allspring from predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM from Evergreen Investments, where he began his investment industry career in 1994, which includes serving as a portfolio manager with Wachovia Asset Management Group. Prior to this, he served as a senior consultant in the Personal Financial Group of Ernst & Young. Mr. Tringas earned a bachelor's degree and a master's degree in accounting from the University of Florida. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation.

Bryant H. VanCronkhite, CFA, CPA

Managing Director and Senior Portfolio Manager of Allspring

Bryant VanCronkhite is a managing director, co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Prior to this, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004 before the acquisition of Strong Capital Management. Earlier, he was a mutual fund accountant for Strong. Mr. VanCronkhite earned a bachelor's degree and a master's degree in professional accountancy from the University of Wisconsin, Whitewater, and is a certified public accountant. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation and is a member of CFA Society Milwaukee and the AICPA.

Shane Zweck, CFA

Portfolio Manager of Allspring

Shane Zweck is a portfolio manager with the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Prior to joining WFAM, he was an investment analyst for Opportunity Capital Advisors. Before that, Mr. Zweck served as an investment intern for Citigroup. He earned a bachelor's degree in business administration from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation.

Guardian Global Utilities VIP Fund

G. Thomas Levering

Senior Managing Director, Partner, and Global Industry Analyst of Wellington

Thomas Levering is a Senior Managing Director and Global Industry Analyst at Wellington Management Company LLP. He joined Wellington in 2000. Mr. Levering concentrates on global utilities, energy related infrastructure, and integrated oils. He conducts fundamental analysis on the companies within this industry group and both manages portfolios and makes buy/sell recommendations to portfolio managers based on his findings and market conditions. He has studied the investment potential of companies in global utilities and energy infrastructure for over 20 years. Prior to joining the firm in 2000, Mr. Levering was an associate with McKinsey & Co. (1998-2000). He also worked with The Northbridge Group as an associate and research analyst (1993-1996). In both instances, he served exclusively as a specialist consultant to power and gas sector clients. Mr. Levering received his M.B.A. from the University of Pennsylvania (Wharton, 1997) and his A.B. in economics, cum laude, from Harvard University (1993).

Guardian International Growth VIP Fund

Shane Duffy, CFA

Managing Director of JPMIM

Shane Duffy is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Duffy currently works on EAFE portfolios, in particular International Growth and International Unconstrained. Previously, Mr. Duffy worked as a Global Sector Specialist with responsibility for consumer discretionary stocks. Mr. Duffy joined the team in 1999, holds an M.A. in History from Cambridge University, and is a CFA charterholder.

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Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

Simon Webber, CFA

Portfolio Manager of Schroders

Simon Webber joined Schroders in 1999, initially as a research analyst in the Global Technology Team. In 2001 he became a portfolio manager on the U.S. Desk, specializing in technology and industrials. In 2002 he assumed analytical responsibilities for the U.S. telecoms, media and software sectors. In 2004 Mr. Webber joined the Global and International Equities Team as a Global Sector Specialist and has covered multiple sectors including utilities, autos, telecoms, and consumer discretionary. He became a portfolio manager for EAFE mandates in 2009 and has managed the Global Climate Change strategy since its launch in 2007. Mr. Webber is a CFA charterholder. He holds a degree in Physics (Hons) from the University of Manchester.

James Gautrey, CFA

Portfolio Manager of Schroders

James Gautrey joined the graduate program at Schroders in 2001 working with senior management and client directors. From 2002 he worked as a Pan European research analyst covering technology, telecoms and support services. In 2006 he moved to the Global and International Equities team becoming a Global Sector Specialist for the technology sector, having previously also covered telecoms and autos. In 2014 Mr. Gautrey assumed Portfolio Management responsibilities for a number of the team's International Equity portfolios. Mr. Gautrey is a CFA charterholder. He holds a BSc in Economics from University College London.

Guardian Balanced Allocation VIP Fund

Loren L. Moran, CFA

Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington

Loren Moran is a portfolio manager responsible for managing investment-grade fixed income portfolios, primarily for mutual funds. She focuses on the corporate credit sector. Prior to joining the firm in 2014, Loren was a corporate bond portfolio manager and investment-grade corporate trader at Goldman Sachs Asset Management (2010-2014). She previously worked as a portfolio manager and research analyst at Progressive Capital Management (2006-2010). She began her career in interest-rate sales at Lehman Brothers (2001-2006). Ms.Moran received her B.S. in foreign languages with a major in Mandarin Chinese from Georgetown University (2001). Additionally, she holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Mary L. Pryshlak, CFA

Senior Managing Director, Partner, and Head of Investment Research of Wellington

Mary Pryshlak is the head of Investment Research, an investment group comprised of our core fundamental investment research teams spanning equity; credit; macro; technical; sustainable; and environmental, social, and corporate governance (ESG). In this role, she oversees the department and focuses on ensuring that we attract, retain, and motivate world-class securities analysts and investment talent; provide them with the resources, support, and ongoing feedback needed to excel; and undertake our work with a fiduciary mind-set and collaborative spirit in order to make informed investment decisions on behalf of our clients. Mary leads a management team responsible for more than 100 professionals who directly manage client assets, conduct in-depth research, and provide investment recommendations for portfolio managers and analysts across the firm. She is a member of Wellington's Compensation Committee, Equity Review Group, Hedge Fund Review Group, and Investment Platform Governance Committee and also serves on the New Partner Advisory Committee. Prior to being named head of Investment Research, Mary was the director of Global Industry Research and previously spent 13 years as a global industry analyst covering property & casualty insurance stocks. Prior to joining the firm in 2004, she was an equity analyst covering financial services at The Boston Company (2001-2003). Before that, she worked as an analyst at State Street Global Advisors (1995-2001) and held positions at Aeltus Investment Management Company (1994) and Spears Benzak Saloman and Farrell (1993-1994). Mary received her BA in economics and French from Rutgers College (1993). She also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

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Jonathan G. White, CFA

Managing Director and Director, Research Portfolios of Wellington

Jonathan White is the director of research portfolios for Investment Research. In his role, he is responsible for broad oversight of the firm's suite of diversified and sector analyst-managed investment approaches, including risk management and implementation, and acts as a representative for these products with clients and prospects. He also manages our customized research approaches, including Research Value, Global Islamic Research Equity, and Global Research Equity High Dividend Yield, and is a member of the Global Perspectives investment team. Prior to his current position, Mr. White was manager of equity portfolio coordination for the firm. Before joining Wellington Management in 1999, he spent several years at Putnam Investments, serving as portfolio coordinator for the Emerging Markets Equity Department; manager for Pricing Operations; and supervisor, senior fund accountant, and fund accountant for Mutual Fund Accounting Operations (1994-1999). Mr. White received his M.B.A., magna cum laude, from Babson College (Olin, 2002) and his B.B.A. in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.

Guardian Core Plus Fixed Income VIP Fund

Robert A. Lee

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Robert A. Lee is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 1997 and has been a member of the team since the Fund's 2016 inception.

Kewjin Yuoh

Partner and Portfolio Manager of Lord Abbett

Kewjin Yuoh is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of the Guardian Core Plus Fixed Income VIP Fund. He joined Lord Abbett in 2010 and has been a member of the team since the Fund's 2016 inception.

Andrew H. O'Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O'Brien is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 1998 and has been a member of the team since the Fund's 2016 inception.

Steven F. Rocco, CFA

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Steven F. Rocco is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 2004 and has been a member of the team since the Fund's 2016 inception.

Leah G. Traub

Partner and Portfolio Manager of Lord Abbett

Leah G. Traub is a Partner and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2007 and has been a member of the team since 2021.

Adam C. Castle, CFA

Managing Director and Portfolio Manager of Lord Abbett

Adam C. Castle is a Managing Director and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2015 and has been a member of the team since 2021.

Harris A. Trifon

Managing Director and Portfolio Manager of Lord Abbett

Harris A. Trifon is a Managing Director and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the team since 2021.

146 Prospectus Guardian Variable Products Trust

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Robert J. Crimmins

Co-Portfolio Manager of the Manager

Guardian Multi-Sector Bond VIP Fund and Guardian Total Return Bond VIP Fund

Robert J. Crimmins is a managing director and generalist portfolio manager. Prior to joining Guardian Life in 1996, Mr. Crimmins spent four years at MetLife Investment Management Corporation, where he was a fixed income trader and portfolio manager. He also spent six years at MetLife, where his duties included trading corporate bonds, Treasurys and mortgage-backed securities. Mr. Crimmins has more than 35 years of experience in the securities industry. He holds a B.A. in finance from St. John's University and an M.B.A. in finance from Fordham University.

John Gargana

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

John Gargana is a managing director, portfolio manager and co-head of investment grade portfolio management at Guardian Life. He joined Guardian Life in 1991 and has been an analyst, trader, and head of fixed income trading. He has deep expertise in multiple sectors, most notably structured products. Mr. Gargana has 30 years of investment experience. Mr. Gargana holds a B.A. in economics from Fairfield University and an M.B.A. with a concentration in finance from Clark University Graduate School of Management.

Paul Jablansky

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Paul Jablansky is a senior managing director, portfolio manager and head of fixed income strategy at Guardian Life. Prior to joining Guardian Life in 2014, Mr. Jablansky was head of structured products at Western Asset Management. Prior to that, he held senior roles in structured products at RBS, Banc of America Securities, Citigroup, Salomon Brothers and Goldman Sachs. During his tenure at Banc of America Securities, Mr. Jablansky served as a principal advisor to the House Financial Services Committee and the Senate Banking Committee, and he met with the White House, the Congressional Budget Office, the Federal Reserve and industry groups, including the American Bankers' Association and the Securities Industry and Financial Markets Association, to help devise solutions to the housing crisis. Mr. Jablanksy has more than 35 years of investment experience. Mr. Jablansky has a B.A. in mathematics with a concentration in computer science from Cornell University.

Andrew Liggio, CFA

Co-Portfolio Manager of the Manager

Guardian Multi-Sector Bond VIP Fund

Andrew Liggio is a managing director, portfolio manager and head of high yield and leveraged loans at Guardian Life. Mr. Liggio has over 25 years of experience as an analyst and investor, including extensive experience with loan, CLO, and hedge fund portfolios. Before joining Guardian Life in 2016, he was a partner and analyst at Castle Hill Asset Management. He began his career as an auditor at Arthur Andersen and a credit assistant at The Bank of New York. Mr. Liggio holds an M.B.A. from Georgetown University and a B.S. in accounting from Fairfield University. He holds a Chartered Financial Analyst® (CFA) designation and is a member of the CFA Institute and the New York Society of Security Analysts.

Isaac H. Lowenbraun

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Isaac Lowenbraun is a managing director, portfolio manager and senior strategist within the fixed income strategy group at Guardian Life. He focuses on market analysis and asset allocation. Before joining Guardian Life in 2008, he was a vice

Guardian Variable Products Trust Prospectus 147

president in fixed income risk management at Morgan Stanley Investment Management. Prior to that, he held quantitative fixed income research and risk management roles at Wilshire Associates, Merrill Lynch, Citigroup YieldBook and Salomon Smith Barney. Mr. Lowenbraun has over 25 years of investment industry experience. He holds a B.S. in accounting from Touro College and an M.B.A. in finance from Fordham University.

David Padulo, CFA

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund and Guardian Total Return Bond VIP Fund

David Padulo is a managing director, head of the investment grade credit research team and leader of the credit strategy group at Guardian Life. He covers the investment grade cable and media, technology, and telecommunications sectors. Prior to joining Guardian Life in 2008, he worked at Millennium Partners where he was a senior credit analyst. Prior to that, he spent 15 years at Bear Stearns, where he held a succession of positions in capital structure and convertible bond arbitrage. David has nearly 30 years of investment experience. Mr. Padulo holds a B.A. in business administration from Skidmore College and an M.B.A. from Fordham University. He has a Chartered Financial Analyst® (CFA) designation and holds the FINRA Series 7 and 63 licenses. He serves on the board of directors of the Credit Round Table and is a member of the CFA Institute and the New York Society of Security Analysts.

Demetrios Tsaparas, CFA

Co-Portfolio Manager of the Manager

Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Demetrios Tsaparas is a senior director, portfolio manager, and sector portfolio manager for rates and structured sectors at Guardian Life. He works on a broad range of quantitative investment topics and quantitative analyses He also focuses on global and macro topics. Prior to joining Guardian Life in 2008, Mr. Tsaparas was second vice president for portfolio management, analytics and consulting at New York Life Investment Management. He was also a trader and analyst at Spartan Capital Management. Mr. Tsaparas has more than 16 years of investment experience. Mr. Tsaparas holds a B.A. in mathematics from College of The Holy Cross and an M.B.A. in finance from the Anderson School of Management at UCLA. He has a Chartered Financial Analyst® (CFA) designation, and is a member of the CFA Institute and the New York Society of Security Analysts.

Martin Vernon

Co-Portfolio Manager of the Manager

Guardian Short Duration Bond VIP Fund

Martin Vernon is a managing director, co-head of investment grade corporate bonds and portfolio manager in the investment grade securities group at Guardian Life. He also serves as the Federal Reserve analyst, closely following and assessing Fed activities as well as global and macroeconomic topics to gauge their potential investment impact. Mr. Vernon joined Guardian in 1997, initially working in operations and then in investment reporting. He joined the trading desk in 2004. He has over 25 years of investment experience, having worked previously at Marshal Wolf Investments. Mr. Vernon holds a B.A. with a concentration in political science from Queens University, Belfast, a post graduate diploma in public administration and law from the University of Ulster, and an M.B.A in finance from St. John's University.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly (as a percentage of each respective Fund's average daily net assets), as shown below. The Subadvisers are or will be paid a percentage of each Fund's average daily net assets by the Manager out of its management fee.

Fund	Management Fee
Guardian Large Cap Fundamental Growth VIP Fund	0.58%
Guardian Large Cap Disciplined Growth VIP Fund	0.55%
Guardian Mid Cap Traditional Growth VIP Fund	0.79%
Guardian All Cap Core VIP Fund	0.44% on assets up to $500 million; 0.40% on assets over $500 million*

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Fund	Management Fee
Guardian Strategic Large Cap Core VIP Fund	0.55% on assets up to $200 million; 0.50% on assets over $200 million*
Guardian Integrated Research VIP Fund	0.50% on assets up to $200 million; 0.43% on assets from $200 to $300 million; 0.40% on assets over $300 million*
Guardian Diversified Research VIP Fund	0.60%
Guardian Select Mid Cap Core VIP Fund	0.53%*
Guardian Small-Mid Cap Core VIP Fund	0.65% on assets up to $200 million; 0.60% on assets over $200 million*
Guardian Small Cap Core VIP Fund	0.69%
Guardian Equity Income VIP Fund	0.50%*
Guardian Large Cap Disciplined Value VIP Fund	0.62%
Guardian Growth & Income VIP Fund	0.63%
Guardian Mid Cap Relative Value VIP Fund	0.69%
Guardian Global Utilities VIP Fund	0.73%
Guardian International Growth VIP Fund	0.78%
Guardian International Equity VIP Fund	0.77%
Guardian Balanced Allocation VIP Fund	0.48%*
Guardian Core Fixed Income VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million*
Guardian Core Plus Fixed Income VIP Fund	0.44%
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Short Duration Bond VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million*
Guardian Total Return Bond VIP Fund	0.44%
Guardian U.S. Government Securities VIP Fund	0.47%

*  Reflects contractual management fee.

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2023 (or April 30, 2024 with respect to Guardian Integrated Research VIP Fund) so that Total Annual Fund Operating Expenses (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds:

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	1.01%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Mid Cap Traditional Growth VIP Fund	1.09%
Guardian All Cap Core VIP Fund	0.78%
Guardian Strategic Large Cap Core VIP Fund	0.84%
Guardian Integrated Research VIP Fund	0.84%
Guardian Diversified Research VIP Fund	0.96%
Guardian Select Mid Cap Core VIP Fund	0.87%
Guardian Small-Mid Cap Core VIP Fund	0.93%
Guardian Small Cap Core VIP Fund	1.05%
Guardian Equity Income VIP Fund	0.55%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	0.96%
Guardian Mid Cap Relative Value VIP Fund	1.08%
Guardian Global Utilities VIP Fund	1.03%
Guardian International Growth VIP Fund	1.18%
Guardian International Equity VIP Fund	1.08%
Guardian Balanced Allocation VIP Fund	0.89%
Guardian Core Fixed Income VIP Fund	0.50%

Guardian Variable Products Trust Prospectus 149

Fund	Expense Limitation
Guardian Core Plus Fixed Income VIP Fund	0.81%
Guardian Multi-Sector Bond VIP Fund	1.00%
Guardian Short Duration Bond VIP Fund	0.50%
Guardian Total Return Bond VIP Fund	0.79%
Guardian U.S. Government Securities VIP Fund	0.75%

These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager's recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence. Please refer to the SAI for more information regarding the expense limitation agreement.

Fund Policies

How Shares are Priced

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share.

The Funds calculate the value of their investments (also known as their NAV) at the close of regular trading on the New York Stock Exchange (the "Exchange" or "NYSE") (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be "fair valued" in accordance with the procedures described below.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Board has adopted valuation procedures establishing methodologies for the valuation of the Funds' portfolio securities and has delegated day-to-day responsibility for fair value determinations to the Manager. Determinations of the Manager are subject to review and ratification, if appropriate, by the Board at its next scheduled meeting after the fair valuations are determined. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Please see the SAI for additional information on how NAV is calculated.

How to Buy and Sell Shares

Purchases and redemptions of Fund shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), which own the Funds' shares. Holders of GIAC's variable annuity and variable life insurance contracts

150 Prospectus Guardian Variable Products Trust

seeking to allocate contract or policy value to or out of the Funds' shares should consult with GIAC. The GIAC separate accounts (the "Separate Accounts"), buy and sell shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. Each Fund sells and redeems shares to and from the Separate Accounts at the NAV next determined after the Separate Account's purchase or redemption order is accepted by GIAC on behalf of the Fund.

Each Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Fund will make payment within seven days after it receives an order from GIAC. A Fund may refuse to redeem shares or may postpone payment of proceeds during any period when: trading on the NYSE is restricted; the NYSE is closed for other than weekends and holidays; an emergency makes it not reasonably practicable for a Fund to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or as permitted by the Securities and Exchange Commission.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may access a line of credit or overdraft facility or borrow through other sources to meet redemption requests. Each Fund may also use these redemption methods if it believes, in its discretion, that it is in its best interest and in the best interest its remaining shareholders.

Each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time. See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Each Fund also reserves the right to involuntarily redeem your shares under certain circumstances, including if you are deemed to have engaged in trading activity that is deemed to be detrimental to the Fund (such as market timing or frequent trading) or potential unlawful or fraudulent activity.

Distribution and Service Agreement

Park Avenue Securities LLC (the "Distributor") serves as the distributor for the shares of each Fund. Fund shares are offered and redeemed at their NAV without any sales load. The Distributor is a wholly-owned subsidiary of Guardian Life, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor's principal office is located at 10 Hudson Yards, New York, NY 10001.

Distribution and Service Plan

Each Fund (except for Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan are not calculated based on the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor.

Market Timing/Disruptive Trading Policy

The interests of each Fund and its ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Subadviser might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Contract owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by longer-term contract owners. Dilution may also cause a Fund to incur other increased costs such as brokerage, custody and administration costs.

Guardian Variable Products Trust Prospectus 151

The Funds are not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Fund's shares in order to protect long-term owners of the Funds. Each Fund reserves the right to refuse any purchase, exchange or transfer order, including those that may fall outside the policy and procedures that it believes would be inconsistent with the best interests of Contract owners.

Under these policy and procedures, an investor may not make more than two round trip transfers (defined as the movement of money into and out of a Fund directed by a Contract owner) of $50,000 or more within any 30-day period. Further, each Fund reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to the Fund. If the available information suggests that frequent trading may be taking place through a particular separate account, GIAC may restrict a contract owner's trading activity for any period of time or permanently. Although the Fund will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund' ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC and its affiliates. Neither GIAC nor the Trust has any arrangements to permit or accommodate frequent or excessive short-term trading.

Dividends and Distributions

Each of the Funds in the Trust is classified as a disregarded entity for U.S. federal income tax purposes. As such, the Funds are not required to distribute taxable income and capital gains in connection with maintaining their disregarded entity status for U.S. federal income tax purposes or under the Trust's dividends and distributions policy.

Tax Matters

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to income tax; and any income, gains, losses, deductions and credits of the Fund are instead taken into account by each Separate Account that invests in the Fund and retain the same character for U.S. federal income tax purposes. In addition, each Fund intends to comply with certain requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the related Treasury Regulations promulgated thereunder, including diversification and investor control provisions that apply to certain investment companies, partnerships or trusts underlying variable contracts.

You'll find more information about taxation in the SAI. Since the sole shareholders of the Funds will be separate accounts of GIAC, no discussion is included here concerning the federal income tax consequences at the shareholder, policyholder or variable contract holder level. Shareholders of the Funds should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the federal income tax consequences to purchasers of variable annuity contracts or variable life insurance policies, see the applicable prospectus.

Payments to Financial Intermediaries

The Manager, the Distributor, or their affiliated entities, out of their own resources and without additional cost to the Funds or their shareholders, may make payments to GIAC, broker-dealers, or other financial intermediaries. The Funds may also make payments to GIAC and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that GIAC considers in including the Funds as underlying investment options in a Contract (or a rider to a Contract) and may create a conflict of interest. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Funds over another investment. GIAC may also pay fees to third parties in connection with distribution of the Contracts and for services provided to Contract owners. The Funds, the Manager, and the Distributor are not parties to these arrangements.

Ask your financial adviser, or contact your financial intermediary or financial advisor for more information. Contract owners should consult the prospectus and statement of additional information for their Contracts, which may include a discussion of these payments.

152 Prospectus Guardian Variable Products Trust

Other Information

Each Fund issues and sells its shares to the Separate Accounts. The Separate Accounts hold shares of mutual funds, including the Funds, which fund benefits under Contracts. With respect to matters to be voted on by shareholders of the Funds, GIAC, as the owner of the assets held in the Separate Accounts, are the shareholders of the Funds and are entitled to vote their shares of the Funds. GIAC will vote outstanding shares of the Funds in accordance with instructions received from the owners of the Contracts, which have some or all of the contract or policy value invested in the Funds. GIAC will vote each Fund's shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Funds' shares that it owns directly because of its contributions or accumulations in the Separate Accounts through which GIAC offers the Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contract owners may determine the outcome of a shareholder vote. For a shareholder meeting to go forward with respect to a Fund, there must be a quorum. This means that a quorum (one-third) of each Fund's shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC owns all the shares of the Funds, its presence at a meeting in person or by proxy will meet the quorum requirement for the Funds. The Funds offer shares to variable annuity contract and variable life insurance policy separate accounts. The Board monitors for events to ensure that there are no material irreconcilable differences between or among the owners of variable annuity contracts and variable life insurance policies. If such a conflict should arise, one or more separate accounts may withdraw their investments in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses Contract owners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract with (or on behalf of) the Funds without shareholder approval, except where shareholder approval is specifically required. Further, neither shareholders nor Contract owners are intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Manager or other parties who provide services to the Funds.

Guardian Variable Products Trust Prospectus 153

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception). Because Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this prospectus, financial highlights are not available for these Funds.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/21	$21.57	$(0.08)	$4.74	$4.66	$26.23	21.60%
Year Ended 12/31/20	$16.50	$(0.03)	$5.10	$5.07	$21.57	30.73%
Year Ended 12/31/19	$12.51	$0.00[4]	$3.99	$3.99	$16.50	31.89%
Year Ended 12/31/18	$12.74	$0.03	$(0.26)	$(0.23)	$12.51	(1.81)%
Year Ended 12/31/17	$10.19	$0.01	$2.54	$2.55	$12.74	25.02%
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/21	$23.83	$(0.09)	$4.95	$4.86	$28.69	20.39%
Year Ended 12/31/20	$17.47	$(0.02)	$6.38	$6.36	$23.83	36.41%
Year Ended 12/31/19	$12.52	$(0.00)[5]	$4.95	$4.95	$17.47	39.54%
Year Ended 12/31/18	$12.67	$(0.01)	$(0.14)	$(0.15)	$12.52	(1.18)%
Year Ended 12/31/17	$9.85	$0.03	$2.79	$2.82	$12.67	28.63%
Guardian Integrated Research VIP Fund:
Year Ended 12/31/21	$17.06	$0.11	$4.69	$4.80	$21.86	28.14%
Year Ended 12/31/20	$14.31	$0.20[7]	$2.55	$2.75	$17.06	19.22%
Year Ended 12/31/19	$11.26	$0.14	$2.91	$3.05	$14.31	27.09%
Year Ended 12/31/18	$12.28	$0.12	$(1.14)	$(1.02)	$11.26	(8.31)%
Year Ended 12/31/17	$10.24	$0.09	$1.95	$2.04	$12.28	19.92%
Guardian Diversified Research VIP Fund:
Year Ended 12/31/21	$19.05	$0.08	$4.50	$4.58	$23.63	24.04%
Year Ended 12/31/20	$15.85	$0.08	$3.12	$3.20	$19.05	20.19%
Year Ended 12/31/19	$11.84	$0.11	$3.90	$4.01	$15.85	33.87%
Year Ended 12/31/18	$12.65	$0.09	$(0.90)	$(0.81)	$11.84	(6.40)%
Year Ended 12/31/17	$10.37	$0.08	$2.20	$2.28	$12.65	21.99%
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/21	$14.30	$0.12	$4.15	$4.27	$18.57	29.86%
Year Ended 12/31/20	$14.13	$0.19[8]	$(0.02)	$0.17	$14.30	1.20%
Year Ended 12/31/19	$11.45	$0.16	$2.52	$2.68	$14.13	23.41%
Year Ended 12/31/18	$12.85	$0.15	$(1.55)	$(1.40)	$11.45	(10.89)%
Year Ended 12/31/17	$10.78	$0.10	$1.97	$2.07	$12.85	19.20%
Guardian Growth & Income VIP Fund:
Year Ended 12/31/21	$14.95	$0.14	$4.08	$4.22	$19.17	28.23%
Year Ended 12/31/20	$14.64	$0.15	$0.16	$0.31	$14.95	2.12%
Year Ended 12/31/19	$11.81	$0.14	$2.69	$2.83	$14.64	23.96%
Year Ended 12/31/18	$12.85	$0.12	$(1.16)	$(1.04)	$11.81	(8.09)%
Year Ended 12/31/17	$10.70	$0.09	$2.06	$2.15	$12.85	20.09%
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/21	$19.91	$(0.05)	$3.46	$3.41	$23.32	17.13%
Year Ended 12/31/20	$16.71	$(0.04)	$3.24	$3.20	$19.91	19.15%
Year Ended 12/31/19	$12.27	$(0.01)	$4.45	$4.44	$16.71	36.19%
Year Ended 12/31/18	$12.72	$(0.01)	$(0.44)	$(0.45)	$12.27	(3.54)%
Year Ended 12/31/17	$9.99	$(0.02)	$2.75	$2.73	$12.72	27.33%
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/21	$14.32	$0.05	$4.08	$4.13	$18.45	28.84%
Year Ended 12/31/20	$13.93	$0.09	$0.30	$0.39	$14.32	2.80%
Year Ended 12/31/19	$10.28	$0.10	$3.55	$3.65	$13.93	35.51%
Year Ended 12/31/18	$12.02	$0.08	$(1.82)	$(1.74)	$10.28	(14.48)%
Year Ended 12/31/17	$10.81	$0.10	$1.11	$1.21	$12.02	11.19%

154 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/21	$348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%
Year Ended 12/31/20	$339,890	1.00%	1.00%	(0.18)%	(0.18)%	20%
Year Ended 12/31/19	$349,921	1.00%	1.00%	0.01%	0.01%	44%
Year Ended 12/31/18	$223,264	1.00%	1.02%	0.26%	0.24%	33%
Year Ended 12/31/17	$11,946	1.00%	1.95%	0.09%	(0.86)%	51%
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/21	$622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%
Year Ended 12/31/20	$621,402	0.87%	0.89%	(0.12)%	(0.14)%	24%
Year Ended 12/31/19	$625,755	0.87%	0.96%	(0.01)%	(0.10)%	116%
Year Ended 12/31/18	$181,144	0.87%	1.04%	(0.05)%	(0.22)%	47%
Year Ended 12/31/17	$8,521	1.00%	2.08%	0.27%	(0.81)%	77%
Guardian Integrated Research VIP Fund:
Year Ended 12/31/21	$321,218	0.86%	0.91%	0.53%	0.48%	274%[6]
Year Ended 12/31/20	$12,432	0.96%	2.08%	1.36%[7]	0.24%[7]	61%
Year Ended 12/31/19	$11,852	0.96%	2.30%	1.08%	(0.26)%	117%
Year Ended 12/31/18	$9,814	0.96%	2.39%	0.93%	(0.50)%	58%
Year Ended 12/31/17	$12,171	0.96%	1.91%	0.84%	(0.11)%	80%
Guardian Diversified Research VIP Fund:
Year Ended 12/31/21	$192,042	0.95%	0.95%	0.36%	0.36%	44%
Year Ended 12/31/20	$193,384	1.01%	1.02%	0.52%	0.51%	76%
Year Ended 12/31/19	$196,050	1.01%	1.03%	0.77%	0.75%	88%
Year Ended 12/31/18	$148,193	1.02%	1.09%	0.68%	0.61%	88%
Year Ended 12/31/17	$12,129	0.96%	2.43%	0.67%	(0.80)%	154%
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/21	$219,108	0.97%	0.97%	0.71%	0.71%	45%
Year Ended 12/31/20	$223,410	0.97%	1.02%	1.53%[8]	1.48%[8]	73%
Year Ended 12/31/19	$213,249	0.97%	1.03%	1.22%	1.16%	66%
Year Ended 12/31/18	$185,363	0.97%	1.08%	1.16%	1.05%	56%
Year Ended 12/31/17	$15,905	0.98%	1.91%	0.89%	(0.04)%	71%
Guardian Growth & Income VIP Fund:
Year Ended 12/31/21	$193,598	0.97%	0.98%	0.82%	0.81%	26%
Year Ended 12/31/20	$198,155	1.01%	1.03%	1.17%	1.15%	36%
Year Ended 12/31/19	$187,172	1.01%	1.04%	1.01%	0.98%	36%
Year Ended 12/31/18	$164,861	1.01%	1.08%	0.94%	0.87%	58%
Year Ended 12/31/17	$10,542	0.98%	2.04%	0.81%	(0.25)%	85%
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/21	$123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%
Year Ended 12/31/20	$130,558	1.10%	1.23%	(0.25)%	(0.38)%	19%
Year Ended 12/31/19	$125,058	1.10%	1.26%	(0.07)%	(0.23)%	10%
Year Ended 12/31/18	$110,065	1.10%	1.31%	(0.07)%	(0.28)%	30%
Year Ended 12/31/17	$12,681	1.09%	2.15%	(0.20)%	(1.26)%	35%
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/21	$237,063	1.05%	1.05%	0.32%	0.32%	31%
Year Ended 12/31/20	$244,930	1.06%	1.11%	0.70%	0.65%	56%
Year Ended 12/31/19	$235,342	1.00%	1.10%	0.83%	0.73%	37%
Year Ended 12/31/18	$204,185	1.00%	1.14%	0.66%	0.52%	31%
Year Ended 12/31/17	$12,797	1.09%	2.09%	0.87%	(0.13)%	76%

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

4  Rounds to $0.00 per share.

5  Rounds to $(0.00) per share.

6  The Fund's portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the Fund.

7  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

8  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been 1.10%.

Guardian Variable Products Trust Prospectus 155

Financial Highlights (Continued)

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian International Growth VIP Fund:
Year Ended 12/31/21	$17.34	$(0.01)	$1.88	$1.87	$19.21	10.78%
Year Ended 12/31/20	$13.53	$(0.00)[4]	$3.81	$3.81	$17.34	28.16%
Year Ended 12/31/19	$10.24	$0.07	$3.22	$3.29	$13.53	32.13%
Year Ended 12/31/18	$12.61	$0.12	$(2.49)	$(2.37)	$10.24	(18.79)%
Year Ended 12/31/17	$9.62	$0.09	$2.90	$2.99	$12.61	31.08%
Guardian International Equity VIP Fund:
Year Ended 12/31/21	$13.16	$0.30[6]	$0.41	$0.71	$13.87	5.40%
Year Ended 12/31/20	$12.15	$0.12	$0.89	$1.01	$13.16	8.31%
Year Ended 12/31/19	$10.01	$0.22	$1.92	$2.14	$12.15	21.38%
Year Ended 12/31/18	$11.80	$0.20	$(1.99)	$(1.79)	$10.01	(15.17)%
Year Ended 12/31/17	$9.63	$0.15	$2.02	$2.17	$11.80	22.53%
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/21	$11.58	$0.16	$(0.16)	$0.00	$11.58	0.00%
Year Ended 12/31/20	$10.78	$0.24	$0.56	$0.80	$11.58	7.42%
Year Ended 12/31/19	$9.95	$0.26	$0.57	$0.83	$10.78	8.34%
Year Ended 12/31/18	$10.08	$0.26	$(0.39)	$(0.13)	$9.95	(1.29)%
Year Ended 12/31/17	$9.73	$0.17	$0.18	$0.35	$10.08	3.60%
Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/21	$10.74	$0.21	$(0.21)	$0.00	$10.74	0.00%
Year Ended 12/31/20	$10.03	$0.14	$0.57	$0.71	$10.74	7.08%
Period Ended 12/31/19[7]	$10.00	$0.03	$0.00[8]	$0.03	$10.03	0.30%[9]
Guardian Total Return Bond VIP Fund:
Year Ended 12/31/21	$10.70	$0.18	$(0.27)	$(0.09)	$10.61	(0.84)%
Year Ended 12/31/20	$10.03	$0.14	$0.53	$0.67	$10.70	6.68%
Period Ended 12/31/19[7]	$10.00	$0.03	$0.00[8]	$0.03	$10.03	0.30%[9]
Guardian Small Cap Core VIP Fund:
Year Ended 12/31/21	$11.40	$0.00[8]	$2.02	$2.02	$13.42	17.72%
Year Ended 12/31/20	$11.13	$0.05	$0.22	$0.27	$11.40	2.43%
Period Ended 12/31/19[7]	$10.00	$0.01	$1.12	$1.13	$11.13	11.30%[9]
Guardian Global Utilities VIP Fund:
Year Ended 12/31/21	$10.70	$0.28	$1.47	$1.75	$12.45	16.36%
Year Ended 12/31/20	$10.27	$0.23	$0.20	$0.43	$10.70	4.19%
Period Ended 12/31/19[7]	$10.00	$0.03	$0.24	$0.27	$10.27	2.70%[9]
Guardian U.S. Government Securities VIP Fund:
Year Ended 12/31/21	$10.53	$0.06	$(0.32)	$(0.26)	$10.27	(2.47)%
Year Ended 12/31/20	$10.00	$0.09	$0.44	$0.53	$10.53	5.30%
Period Ended 12/31/19[7]	$10.00	$0.02	$(0.02)	$0.00	$10.00	0.00%[9]
Guardian All Cap Core VIP Fund:
Period Ended 12/31/21[10]	$10.00	$0.01	$0.25	$0.26	$10.26	2.60%[11]
Guardian Select Mid Cap Core VIP Fund:
Period Ended 12/31/21[10]	$10.00	$0.02	$0.06	$0.08	$10.08	0.80%[11]
Guardian Small-Mid Cap Core VIP Fund:
Period Ended 12/31/21[10]	$10.00	$(0.00)[4]	$0.09	$0.09	$10.09	0.90%[11]
Guardian Strategic Large Cap Core VIP Fund:
Period Ended 12/31/21[10]	$10.00	$0.01	$0.31	$0.32	$10.32	3.20%[11]
156 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian International Growth VIP Fund:
Year Ended 12/31/21	$148,827	1.17%	1.17%	(0.05)%	(0.05)%	31%
Year Ended 12/31/20	$146,998	1.18%	1.24%	(0.00)%[5]	(0.06)%	25%
Year Ended 12/31/19	$146,555	1.18%	1.26%	0.56%	0.48%	25%
Year Ended 12/31/18	$131,137	1.18%	1.32%	1.07%	0.93%	61%
Year Ended 12/31/17	$10,636	1.22%	2.49%	0.79%	(0.48)%	32%
Guardian International Equity VIP Fund:
Year Ended 12/31/21	$411,907	1.06%	1.13%	2.20%[6]	2.13%[6]	40%
Year Ended 12/31/20	$234,233	1.00%	1.18%	1.03%	0.85%	38%
Year Ended 12/31/19	$220,989	0.94%	1.20%	1.99%	1.73%	32%
Year Ended 12/31/18	$208,182	0.94%	1.23%	1.79%	1.50%	74%
Year Ended 12/31/17	$11,133	1.11%	2.39%	1.40%	0.12%	61%
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/21	$345,332	0.80%	0.80%	1.42%	1.42%	181%
Year Ended 12/31/20	$341,827	0.80%	0.83%	2.12%	2.09%	183%
Year Ended 12/31/19	$350,049	0.79%	0.84%	2.53%	2.48%	211%
Year Ended 12/31/18	$355,070	0.79%	0.87%	2.60%	2.52%	543%
Year Ended 12/31/17	$23,096	0.81%	1.77%	1.69%	0.73%	409%
Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/21	$315,505	0.87%	0.87%	1.99%	1.99%	172%
Year Ended 12/31/20	$306,696	0.89%	0.89%	1.38%	1.38%	163%
Period Ended 12/31/19[7]	$309,877	0.93%[9]	0.93%[9]	1.33%[9]	1.33%[9]	27%[9]
Guardian Total Return Bond VIP Fund:
Year Ended 12/31/21	$355,203	0.79%	0.79%	1.68%	1.68%	155%
Year Ended 12/31/20	$333,391	0.79%	0.81%	1.40%	1.38%	112%
Period Ended 12/31/19[7]	$337,312	0.75%[9]	0.85%[9]	1.56%[9]	1.46%[9]	18%[9]
Guardian Small Cap Core VIP Fund:
Year Ended 12/31/21	$284,144	1.04%	1.04%	0.01%	0.01%	45%
Year Ended 12/31/20	$337,527	1.05%	1.05%	0.53%	0.53%	69%
Period Ended 12/31/19[7]	$310,451	1.01%[9]	1.09%[9]	0.57%[9]	0.49%[9]	98%[9]
Guardian Global Utilities VIP Fund:
Year Ended 12/31/21	$88,121	1.03%	1.16%	2.38%	2.25%	22%
Year Ended 12/31/20	$84,619	1.03%	1.22%	2.35%	2.16%	43%
Period Ended 12/31/19[7]	$85,307	0.89%[9]	1.37%[9]	1.56%[9]	1.08%[9]	50%[9]
Guardian U.S. Government Securities VIP Fund:
Year Ended 12/31/21	$273,908	0.75%	0.82%	0.61%	0.54%	64%
Year Ended 12/31/20	$263,190	0.75%	0.84%	0.84%	0.75%	76%
Period Ended 12/31/19[7]	$270,003	0.70%[9]	0.89%[9]	1.29%[9]	1.10%[9]	31%[9]
Guardian All Cap Core VIP Fund:
Period Ended 12/31/21[10]	$31,370	0.38%[11]	1.14%[11]	1.06%[11]	0.30%[11]	7%[11]
Guardian Select Mid Cap Core VIP Fund:
Period Ended 12/31/21[10]	$261,849	0.82%[11]	0.90%[11]	0.96%[11]	0.88%[11]	93%[11]
Guardian Small-Mid Cap Core VIP Fund:
Period Ended 12/31/21[10]	$385,128	0.90%[11]	0.98%[11]	(0.12)%[11]	(0.20)%[11]	59%[11]
Guardian Strategic Large Cap Core VIP Fund:
Period Ended 12/31/21[10]	$372,001	0.81%[11]	0.89%[11]	0.82%[11]	0.74%[11]	80%[11]

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4  Rounds to $(0.00) per share.

5  Rounds to (0.00)%.

6  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

7  Commenced operations on October 21, 2019.

8  Rounds to $0.00 per share.

9  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

10  Commenced operations on October 25, 2021.

11  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

Guardian Variable Products Trust Prospectus 157

ADDITIONAL INFORMATION

The Funds are available only to Contract owners. Please refer to your annuity contract or life insurance policy prospectus for information regarding your contract or policy. You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

Additional information about a Fund's investments is (or, for certain new Funds, will be) available in the Funds' December 31 annual and June 30 semiannual reports to shareholders. The annual reports (once available , for certain new Funds) list the holdings of the Funds (or a summary of the holdings), describe Fund performance, include audited financial statements and discuss how investment strategies and Fund performance have responded to recent market conditions and economic trends. The semi-annual reports (once available, for certain new Funds) list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The annual and semi-annual reports may contain a summary schedule of investments for the Funds. A complete schedule of investments may be obtained as noted below.

Statement of Additional Information

The Funds' Statement of Additional Information ("SAI") also provides additional information about each Fund's investments, strategies and risks and a more detailed description of certain Trust policies and procedures. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

This Prospectus, the SAI and other regulatory documents of the Trust are (or will be, for certain new Funds) available, free of charge, on the Trust's website http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or you may also call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You can also obtain these documents, reports and other information by contacting the SEC's Public Reference Room, as described below. The SEC may charge you a fee for this information.

Fund Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's investments is included in the SAI. Fund holdings information can be reviewed online at: http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses

Contact Information

If you have any questions about any of the Funds or would like to view or obtain a copy of the Prospectus, SAI or annual or semiannual report (once available, for certain new Funds) at no cost, you may:

View Documents Online – http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses
Call for a Copy – 1-888-GUARDIAN (1-888-482-7342)

How to Contact the SEC

You may access reports and other information about the Trust on the EDGAR Database on the SEC's webpage at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

The investment company registration number of Guardian Variable Products Trust, of which the Funds are series, is 811-23148.

The Guardian Life Insurance Company of America New York, NY 10001-2159

Guardian Variable Products Trust

Statement of Additional Information

May 1, 2022

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian All Cap Core VIP Fund
Guardian Strategic Large Cap Core VIP Fund

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Select Mid Cap Core VIP Fund
Guardian Small-Mid Cap Core VIP Fund

Guardian Small Cap Core VIP Fund

U.S. Value

Guardian Equity Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

Balanced

Guardian Balanced Allocation VIP Fund

Fixed Income

Guardian Core Fixed Income VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government Securities VIP Fund

Although not a prospectus, this Statement of Additional Information (the “SAI”) supplements the information contained in the prospectus dated May 1, 2022 for shares of Guardian Variable Products Trust (the “Trust”), as may be amended or supplemented from time to time (the “Prospectus”). This SAI has been filed with the Securities and Exchange Commission (“SEC”), as part of the Trust’s registration statement, and is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or Park Avenue Securities LLC (the “Distributor”). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. There are no exchange ticker symbols associated with shares of the series of the Trust listed above (each, a “Fund,” and, collectively, the “Funds”).

The financial statements of the applicable Funds, and the related reports of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, as presented in the Funds’ 2021 Annual Reports (if available), are incorporated by reference into this SAI.

Copies of the Prospectus, SAI and/or shareholder reports are available without charge by writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592, by calling toll free at 1-888-GUARDIAN (1-888-482-7342) or on the Trust’s website: http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The availability of the Funds as investment options may vary by Contract and jurisdiction.

Introduction

Guardian Variable Products Trust, organized as a Delaware statutory trust and established on January 12, 2016, is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of the Funds to insurance company separate accounts (“Separate Accounts”) funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Each Fund will operate in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act. Additional series of the Trust and share classes may be established and designated from time to time.

As disclosed in the Prospectus, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

The Board of Trustees of the Trust (the “Board”) provides general oversight of the Funds’ operations. Park Avenue Institutional Advisers LLC, a Delaware limited liability company (“Park Avenue” or the “Manager”), serves as the manager of each Fund pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager. The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers (as defined below), subject to the oversight and supervision of the Manager.

The Manager, on behalf of the following Funds, has entered into subadvisory agreements with the subadvisers listed below (each, a “Subadviser,” and, collectively, the “Subadvisers”) to manage the Funds’ day-to-day investment operations:

Subadviser	Fund
ClearBridge Investments LLC (“ClearBridge”)	Guardian Large Cap Fundamental Growth VIP Fund
Guardian Small Cap Core VIP Fund
Wellington Management Company LLP (“Wellington”)	Guardian Balanced Allocation VIP Fund
Guardian Equity Income VIP Fund Guardian Global Utilities VIP Fund Guardian Large Cap Disciplined Growth VIP Fund
Guardian Integrated Research VIP Fund
Massachusetts Financial Services Company (“MFS”)	Guardian All Cap Core VIP Fund
Putnam Investment Management, LLC (“Putnam”)	Guardian Diversified Research VIP Fund
Boston Partners Global Investors, Inc. (“Boston Partners”)	Guardian Large Cap Disciplined Value VIP Fund
AllianceBernstein L.P. (“AllianceBernstein” or “AB”)	Guardian Growth & Income VIP Fund Guardian Strategic Large Cap Core VIP Fund
Janus Henderson Investors US LLC (“Janus”)	Guardian Mid Cap Traditional Growth VIP Fund
FIAM LLC (“FIAM”)	Guardian Select Mid Cap Core VIP Fund
Allspring Global Investments, LLC ("Allspring")	Guardian Mid Cap Relative Value VIP Fund Guardian Small-Mid Cap Core VIP Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)	Guardian International Growth VIP Fund
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited ("SIMNA Ltd.") (collectively, “Schroders”)	Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)
Lord, Abbett & Co. LLC (“Lord Abbett”)	Guardian Core Plus Fixed Income VIP Fund

These agreements are referred to as “Subadvisory Agreements.” No Subadviser is an affiliate of the Manager.

Additional Information Regarding Investment Strategies and Techniques of the Funds

Each Fund’s investment objective(s), principal investment strategies and principal risks are discussed in the Prospectus, which identifies the types of securities or other instruments in which each Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. The following discussion provides additional information about certain of those principal investment strategies and principal risks. The following discussion also provides information about other investment strategies, methods and techniques that the Manager or a Subadviser may employ in managing a Fund as well as the related risks. To the extent that a security or other instrument or strategy, method or technique discussed below is not described in the Prospectus, the Manager or a Subadviser may invest in such instrument or employ such strategy, method or technique as a non-principal investment strategy. Each Fund may invest in these types of instruments or engage in these types of transactions, subject to its investment objective(s) and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities or other instruments described below.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to sudden and substantial losses and reduced yield and/or income. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Investors should also be aware that geopolitical tensions and armed conflict could also negatively impact markets as well as investments held by a Fund. These issues could lead to, among others, (1) possible imposition of market controls or currency exchange controls; (2) possible seizure, expropriation or nationalization of assets; (3) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country; or (4) economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and/or other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund's liquidity and performance.

Asset Segregation. Under current regulatory requirements, as registered investment companies, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps (to the extent there is not a permissible offsetting position or a contractual “netting” agreement (other than credit default swaps where a Fund is the protection seller)), futures contracts, written options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than the full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangements with third party futures commission merchants (“FCMs”) or other counterparties to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and applicable regulatory guidance or interpretation. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument. As discussed further below, in August 2022, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions, which it is anticipated will cause the Fund to need to change its practices in this respect.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception that is included in the final rule which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. Compliance with these new requirements will be required as of the compliance date in August 2022. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Manager cannot predict the effects of these regulations on the Funds. The Manager intends to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

Borrowing. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

A Fund’s borrowing may be unsecured. Money borrowed will be subject to interest and other costs (which may include commitment fees to maintain a line of credit and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Either of these requirements would increase the cost of borrowing over the stated interest rate, which may or may not be recovered by appreciation of any securities purchased. The cost of borrowing may reduce a Fund’s return.

Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging. Borrowing tends to exaggerate the effect on a Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities. If a Fund borrows money, its share price may be subject to greater volatility until the borrowing is paid off.

Collateralized Loan Obligations and Collateralized Debt Obligations. A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant Lite Obligations” discussed below.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Commercial Paper. A Fund may invest in commercial paper, which generally consists of short-term (usually from one to 270 days) unsecured promissory notes issued in bearer form by banks, bank holding companies, finance companies and corporations in order to finance their current operations. Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. A Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Commercial paper obligations may include variable rate master demand notes, which permit daily changes in the amounts borrowed and permit the lender to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These instruments generally are not traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Commercial is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Convertible Securities. A Fund may invest in convertible securities, which are securities (such as bonds, debentures, notes and preferred stocks) that may be converted, either at a stated price or rate within a specified period of time into a specified number of shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Convertible securities have unique investment characteristics. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Thus, to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

Convertible securities share fixed income and equity characteristics and risks until converted, as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. A Fund’s investments in convertible securities may be negatively influenced by an increase in interest rates or a deterioration of the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness, although often to a lesser extent than with debt securities. These investments also may be negatively influenced by adverse developments relating to the common stock into which they may be converted, including general market conditions or issuer-specific factors. Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

A Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument.

In evaluating a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. Convertible debt securities may be treated as equity investments for purposes of a Fund’s investment policies.

Covenant Lite Obligations. The Funds may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Funds may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Debt Securities. A Fund may invest in debt securities with fixed, variable or floating (including inverse floating) rates of interest as well as interest-only or principal only debt securities. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund’s investments, changes in relative values of the currencies in which a Fund’s investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change. Interest-only and principal-only securities may be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities. However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates.

There is a risk that interest rates across the financial system may change, sometimes unpredictably, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Certain countries, including the U.S., have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income instruments, and similar interest rate conditions may be experienced in other regions. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). Interest rate risk is generally heightened during periods when prevailing interests rates are low or negative, and during such periods, a Fund may not be able to maintain a positive yield or yields on par with historical levels. Changing interest rates may have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, liquidity, yield and performance. The risks associated with rising interest rates are heightened given the recent low interest rate environment. However, interest rates may be expected to rise in the future.

A Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds’ shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadviser, such securities have the potential for future income (or capital appreciation, if any). Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed income securities by a nationally recognized statistical rating organization (“NRSRO”) are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above and/or other considerations deemed appropriate by the Manager and Subadviser.

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

Custodial Receipts and Trust Certificates. A Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would typically be authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Cyber Security, Market Disruptions and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely (“Fund Parties”), are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequence for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund Parties and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful.  For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.

The Fund Parties and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

A cyber incident could adversely impact a Fund and its shareholders and Contract owners by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund's ability to calculate its net asset value or other data, causing the release of private shareholder and Contract owner information (i.e., identity theft or other privacy breaches) or confidential information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Manager or Subadviser) to invest or manage the Fund’s assets.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder or Contract owner transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks.

The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Funds and their service providers, including Subadvisers, were impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). These and associated restrictive measures may continue to affect economic activity, the unemployment rate and inflation. The impact of such measures on the Funds is unknown. Accordingly, the risks described above are heightened under current conditions.

Depositary Receipts. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). These securities may not necessarily be denominated in the same currency as the securities they represent and are typically dollar-denominated, although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, and GDRs are alternatives to the 9 purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate. ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. Investments in Depositary Receipts may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

To the extent a Fund invests in Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Derivatives. A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currencies and exchange rates, or related indices. Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, and other financial instruments.  Some forms of derivatives, such as exchange-traded futures, certain swaps, and options on securities, commodities, or indices are traded on regulated exchanges. Exchange-traded derivatives are standardized and can generally be readily bought and sold, and their market values generally are determined and published daily. Non-standardized derivatives (such as over-the-counter (“OTC”) swap agreements), tend to be more specialized and more complex, and may be harder to value.

Derivatives may create leverage, may enhance returns and may be useful in hedging portfolios. Each Subadviser may, consistent with a Fund’s investment objective and strategies, use derivatives for a variety of reasons, including: (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund’s investments. The Subadvisers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives may allow a Subadviser to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. There can be no assurance that the use of derivative instruments will benefit the Funds.

The use of derivative instruments may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference asset of the derivative or other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to hedge also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

The Manager, on behalf of each Fund, has filed or will file with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 of the Commodity Exchange Act, as amended (the “CEA”), with respect to each Fund’s operation. Accordingly, each Fund, the Manager and the Subadvisers are not subject to registration or regulation as a commodity pool or CPO with respect to the Funds. If a Fund becomes subject to Commodity Futures Trading Commission (“CFTC”) regulation, the Fund may incur additional expenses. Based on future regulatory developments, and to the extent the Funds are not otherwise eligible for exemption from CFTC regulation, the Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

The laws and regulations that apply to derivatives and persons who use them (including a Fund, the Manager and Subadvisers) are changing in the United States and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Among other changes, the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. These requirements, even if not directly applicable to the Funds, including capital requirements, mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors. The Funds may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that it executes derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of the Dodd-Frank Act or EMIR on the Funds and their investment strategies the Funds may experience additional expense passed on by counterparties.

In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. To the extent relevant to the Funds' investment strategies, the Manager will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Funds prior to the applicable compliance date.

As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date on August 19, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage.

Forwards. A foreign currency forward exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

A Fund may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and certain Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When the Manager or Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies), which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a “proxy” hedge, could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. “Proxy” hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A “proxy” hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge). A Fund also may enter into forward contracts to shift its investment exposure from one currency to another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager’s or Subadviser’s assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager’s or Subadviser’s currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. A Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadviser. In cases of transactions which constitute “transaction” or “settlement” hedges or “position” hedges (including “proxy” hedges) or “cross-currency” hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract. A Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund’s sum of the unrealized gain and loss for each contract.

The Manager or Subadviser may believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

Although a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, which can affect the value of a Fund’s assets. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager’s or Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadviser anticipates. For example, if a currency’s value rose at a time when the Manager or Subadviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the Manager or Subadviser hedges currency exposure through a “proxy” hedge, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the Manager’s or Subadviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s or Subadviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of “cross-currency” transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established.

Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so.

Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its obligations thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with OTC contracts, exchange-trading and clearing would not make those contracts risk-free.

Futures and Options on Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Because these contracts are traded on exchanges, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or commodity. An option on a futures contract (“futures options”) gives the holder of the option the right to buy or sell a position in a futures contract, at a specified price during a period of time or on a specified date or dates.

A Fund may invest in futures contracts and options thereon with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. The Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed below). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option, or at a certain time, depending on the terms of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned a short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price of the option. A put option is “in the money” if the exercise price of the option exceeds the value of the futures contract that is the subject of the option.

When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund intends to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. Each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency expected to perform in a manner substantially similar to the hedged currency. If, in the opinion of the Manager or Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although, under some circumstances, prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Manager or Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to increases or decreases in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. However, to the extent, that a Fund enters into such futures contracts, the value of such futures contracts may not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of a futures contract and a hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, the CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Manager or a Subadviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of the Funds to use such contracts.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options. A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option (the holder) is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. The holder pays the premium at inception and has no further financial obligation.

The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive a fee or premium but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase or write put and call options on assets, such as securities, currencies and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

If the Manager or a Subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund’s NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

A Fund may purchase put or call options that are traded on an exchange or in the OTC market. A Fund may write covered put and call options on its portfolio securities in an attempt to enhance investment performance.

Swaps. A Fund may enter into swap agreements, including currency swaps, interest rate swaps, index swaps, credit default swaps, mortgage swaps, total return swaps, equity swaps and options on swaps (“swaptions”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Interest rate swaps involve the exchange by a Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange of payments based on a notional principal amount of a specified index or indices by a Fund with another party. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying asset or pool of assets. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

Equity swaps typically are entered into on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Because equity swaps normally do not involve the delivery of securities or other underlying assets, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Because interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. These amounts beyond coverage of daily exposure, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange trading. Central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to OTC swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar OTC swap. However, existing or anticipated margin requirements, including minimums, on uncleared swaps may change this. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. While intended to reduce counterparty credit risk and increase liquidity, mandatory clearing, exchange trading and margin requirements do not make swaps risk free.

Centralized reporting of detailed information about many types of cleared and uncleared swaps is also required. This information is available to regulators and, to a more limited extent and on an anonymous basis, the public. Reporting of swap data may result in greater market transparency, which may be beneficial to Funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these Funds, and the safeguards established to protect anonymity may not function as expected.

The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Manager or Subadviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity and valuation  risk, counterparty risk, and credit risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because OTC swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions may be classified as illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and are often valued subjectively. Swaps are subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract and the price of the swap, as well as losses caused by unanticipated market movements, which are potentially unlimited. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Dollar Roll and Reverse Repurchase Agreements. A Fund may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, as to whether to enforce a Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (“Obligations”) held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds are then used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, generally when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds’ commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt or insolvent or is otherwise unwilling or unable to perform under the agreement, realization upon the repurchase of the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions, including reverse repurchase agreements and similar financing transactions, by registered investment companies that will, at the time of the compliance date on August 19, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage.

Escrowed, Defeased or Similar Bonds. A Fund may invest in escrow secured bonds, defeased or other similar bonds, such as refunded bonds (or pre-refunded bonds). Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds, which are then considered to be “advance refunded bonds.” Escrow-secured bonds will often receive a rating of AAA from S&P and Aaa from Moody’s.

Equity Securities. The market price of equity securities, such as common stocks and preferred stocks, owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income instruments.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

Warrants. To the extent that a Fund invests in equity securities, the Fund may invest in warrants.

A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant.

Fixed Income Instruments. The value of fixed income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments. At times, in connection with the restructuring of a preferred stock or fixed income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed income instrument. Depending upon, among other things, the Manager’s or Subadviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from

Moody’s or BBB- from S&P, or a comparable rating from another NRSRO, or if not rated by a NRSRO, are determined by the Manager or Subadviser to be of comparable quality. Bonds rated Baa3 by Moody’s or BBB- by S&P have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Foreign Investments and Currencies. A Fund may invest in foreign securities, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Manager or Subadviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control of the U.S. Treasury.

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Manager and Subadvisers are committed to complying fully with sanctions in effect as of the date of this SAI and any other applicable sanctions that may be enacted in the future.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets or retaliatory actions against a company, may be heightened. A Fund’s legal recourse may be limited in the case of investments in foreign markets. See “Emerging Markets,” below.

Costs. The expense ratio of a Fund that invests in foreign securities is likely to be higher than those of a fund investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Manager or Subadvisers consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located, in each case as deemed applicable by the Manager or Subadviser. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Manager’s or Subadviser’s assessment of prevailing market, economic, and other conditions.

Emerging Markets. There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S.,

Japan and most developed markets countries. These risks are elevated under current conditions and include: (i) less social, political and economic stability; (ii) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting, and recordkeeping requirements, which could affect a Fund's ability to evaluate potential portfolio companies, (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) inflation and rapid fluctuations in interest rates; (vii) currency devaluations; (viii) dependence on a few key trading partners; and (ix) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. The degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly.

A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable.” Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Risks. Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Funds may also engage in certain derivatives transactions to manage foreign currency risk, including foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Taxes. The income payable on certain of a Fund’s foreign securities, including interest and dividends, as well as gains realized from the sale or other disposition of foreign securities, may be subject to foreign withholding taxes, thus reducing the Fund’s return on those investments as well as net amount of income or gains available for distribution to the Fund’s shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for such shareholder’s proportionate share of such foreign taxes paid or incurred by a Fund.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis — increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection — and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.

To the extent a Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. A Fund's investment in or exposure to China, including those risks associated with investing in emerging markets, is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the Chinese government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many Chinese companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations and other market access programs through which such investments are made; (l) the commitment of the Chinese government to continue with its economic reforms; and (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result.

Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record to include China’s treatment of some of its minorities, and competition between the United States and China. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. Events such as these and their consequences are difficult to predict and could have a negative impact on a Fund's performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. These less developed systems also give rise to unofficial organizational structures and contractual arrangements which exist outside Chinese law. If Chinese regulators do not accept these structures and arrangements, the value of certain investments may be impacted with limited legal recourse for remedy.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.

Although the Funds will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on a Fund.

Variable Interest Entities. A Fund may invest in companies based or operated in China by investing through legal structures known as variable interest entities ("VIE"). Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares (on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange) that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by the Fund would not be direct equity ownership interests in the Chinese operating company and a Fund’s interest would be subject to legal, operational and other risks associated with the company’s use of the VIE structure. For example, at any time the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies.

If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, a breach of the contractual arrangement, or if any physical instruments are used without authorization (such as Chinese chops and seals), the listed company may lose control over the Chinese-based operating company, and investments in the listed company's securities may suffer significant economic losses. Intervention by the Chinese government with respect to VIE structures could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

If any of the foregoing or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. In these circumstances, a Fund could experience significant losses with no recourse available.

Investing in Europe. The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU may grow in size or number of members with the addition of new member countries, the candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

However, the future of the EU is uncertain. In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the EU (also known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU. The UK and the EU signed a trade agreement, the EU-UK Trade and Cooperation Agreement ("TCA"), on December 24, 2020, which was subsequently ratified by the UK Parliament on December 30, 2020. The TCA became effective May 1, 2021 and many aspects of the UK-EU trade relationship remain subject to further negotiation. Notwithstanding this agreement, there is likely to be considerable uncertainty as to the UK's post-transition framework, and the framework will likely continue to develop as the UK continues to negotiate different aspects of the trading arrangement. While it is not possible to determine the precise impact these events may have on a Fund, during this withdrawal period and beyond, the impact on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK's withdrawal. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the UK or the EU, and could have an adverse impact on the Funds’ performance.

Investing in Russia. In February 2022, the Russian military invaded the Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the EU issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine have and can be expected to continue to impact the economies of Russia and Ukraine. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russian, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payment systems that facilitate cross-border payments, could limit or prevent a Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Fund invests.

Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and would likely continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that would adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.

High-Yield Fixed-Income Investments. High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (commonly referred to as “junk bonds”). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities when the Manager or a Subadviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer or other factors, that there is potential for resumption of income payments and the securities offer an opportunity for capital appreciation. Notwithstanding the Manager’s or a Subadviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind (“PIK”) securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Illiquid Investments. A Fund may purchase investments that are (or subsequently become) classified as illiquid investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”), as required by applicable SEC regulation, that is reasonably designed to assess and manage the Funds’ “liquidity risk” (defined by Rule 22e-4 as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Funds). Liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program. In the event that a Fund’s holdings of illiquid investments exceeds this 15% threshold, the Fund is not required to immediately divest illiquid investments but the Manager and/or Subadviser will consider appropriate steps to bring the Fund’s illiquid investments below this threshold within a reasonable amount of time, consistent with the Liquidity Program.

Inflation-Linked Investments. A Fund may invest in inflation-linked investments, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Inflation-linked investments often are structured in one of two common arrangements: (i) the U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond and (ii) most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

Initial Public Offerings. An initial public offering (“IPO”) is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

Investments by Large Shareholders. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. The insurance company (or separate accounts) may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time, including as part of periodic model reallocations of Contract values. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance. A Fund may also be adversely affected by large purchases of Fund shares by Contract owners because the purchases may adversely affect the Fund’s liquidity levels and performance by forcing the Fund to hold a large uninvested cash position or more liquid securities.

Investments in Loans. Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, extension risk, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. A Fund could have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In general, debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. The resale, or secondary, market for interests in a loan is currently growing, it is currently limited but may become more limited or difficult to access. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (often longer than seven days), and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose. As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy, thereby limiting a Fund’s rights to any collateral.

A Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

In certain circumstances, the Manager, a Subadviser or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Manager, Subadviser, or a Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors that do receive such information and the Fund may be unable to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

A Fund may invest in participation interests in loans. A Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants (if any) contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Manager or a Subadviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund’s qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be classified as other than illiquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. If the collateral includes a pledge of equity interest in the borrower by its owners, a Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s or Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan’s par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadviser must determine that the investment is suitable for each Fund based on the Manager’s or the Subadviser’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadviser has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadviser will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rate on the Fund’s investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund’s NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

A Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to the Fund’s ability to enforce the terms of certain bank-originated loans that the Fund purchases. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located.  Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks.  If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent the Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. The Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.

Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant Lite Obligations” discussed above.

As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions, including unfunded commitments and potentially certain other loan transactions depending on their features, by registered investment companies that may, at the time of the compliance date on August 19, 2022, impact a Fund's ability to make these investments.

Investments in Other Investment Companies. A Fund may invest in securities of other investment companies, including mutual funds, closed-end funds, exchange-traded funds (“ETFs”) and business development companies as well as private or foreign investment funds, subject to limitations prescribed by the 1940 Act. These funds may be advised by the Manager, or Subadviser or their affiliates. The 1940 Act limitations generally prohibit a Fund from: (i) acquiring more than 3% of the voting shares of an investment company; (ii) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (iii) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) while relying on Rule 12d1-4 to invest in other investment companies, such Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions.

Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund’s underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETFs are investment companies that trade like stocks, and are not traded at their NAV. Instead, ETFs may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs, and there can be no assurance that an active trading market for such shares will develop or be maintained. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective. A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

LIBOR Replacement. The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund’s investments or the value or return on certain other fund investments.  As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings would either cease to be provided by any administrator, or no longer be representative, immediately after December 31, 2021, for all four non-U.S. dollar LIBORs (British Pound ("GBP"), Euro, Swiss Franc and Japanese Yen) and for one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. In addition, in connection with supervisory guidance from regulators, some regulated entities ceased to enter into most new LIBOR contracts after January 1, 2022. Although a Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, new LIBOR assets may no longer be available.

Regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. Replacement rates that have been identified include the Secured Overnight Financing Rate ("SOFR"), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate ("SONIA"), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. Certain loans, notes and other instruments or investments comprising some or all of a Fund's portfolio may transition from LIBOR to an alternative reference rate and a Fund’s investments may be tied to one or more alternative reference rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund's investments and result in costs incurred in connection with amending or closing out positions or entering into new trades. In addition, there are challenges to entering into or converting certain contracts and transactions to an alternative reference rate and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged, or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the anticipated cessation of the remaining U.S. dollar LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt alternative reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which may also face similar issues.

In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, SONIA or rates based on either, the alternative reference rate may not perform the same as LIBOR. LIBOR is meant to reflect the unsecured interbank lending market. SOFR is based on secured repurchase transactions collateralized by U.S. treasury securities and does not reflect credit risk in the interbank lending market in the way that LIBOR does. In the event of a credit crisis, floating rate instruments using alternative reference rates such as SOFR or those based on SOFR could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

Certain classes of instruments invested in by a Fund may be more sensitive to LIBOR cessation than others. For example, certain asset classes such as floating rate notes may not contemplate a LIBOR cessation and/or might freeze a last-published or last-used LIBOR rate for all future payment dates upon a discontinuation of LIBOR. Also, for example, syndicated and other business loans tied to LIBOR may not provide a clear roadmap for LIBOR’s replacement, leaving any future adjustments to the determination of a quantum of lenders. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and what rate those assets replace LIBOR with, on the one hand, and when the securitization notes shift from LIBOR and what rate the securitization notes replace LIBOR with.

Various pieces of legislation, including enacted legislation from the states of New York and Alabama and legislation in the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund’s investments.  As a result of this uncertainty and developments relating to the transition process, a Fund and its investments may be adversely affected.

Market Risk. The market value of the Fund’s investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally, and other global market developments and disruptions, including those arising out of geopolitical events, health emergencies (such as pandemics and epidemics), natural disasters, terrorism and governmental or quasi-governmental actions. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Manager or Subadviser (as applicable) to identify favorable investment opportunities. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. For example, a decline in the value and liquidity of securities held by a Fund (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Manager or Subadviser (as applicable) believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent coronavirus outbreak, persists for an extended period of time. These events could also reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Manager’s or a Subadviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations. The value of a Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Manager or Subadviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf a Fund.

These types of social, political, economic and other conditions and events, notably health emergencies (e.g., epidemics and pandemics), have recently had, and are expected to continue to have, a material adverse impact on financial markets (such as liquidity), local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread.

Master Limited Partnerships. A Fund may invest in securities issued by MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid. In part due to geopolitical events, following a historic drop in the price of crude oil and natural gas prices in 2020, crude oil and natural gas prices are now at or near historically high levels. Crude oil and natural gas prices may continue to be extremely volatile and it is not possible to predict whether or not they will stay at current levels, increase or decrease.

Mortgage-Backed and Other Asset-Backed Securities Risk. A Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings & loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or a Subadviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay” (i.e., payments of principal are made to two or more classes concurrently). In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (i.e., agency securities), or (2) privately issued securities rated Baa3 or better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or a Subadviser. In addition, a Fund may invest in other mortgage-related (or other asset-backed) securities that the Manager or Subadviser considers to be consistent with the Fund’s investment objective, strategies and policies, as applicable.

The Federal Housing Finance Agency (“FHFA”) announced plans to consider taking FNMA and FHLMC out of conservatorship. Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the secured lending facility and the Secured Stock Purchase Agreements. Under these Stock Purchase Agreements, as currently amended, the U.S. Treasury has pledged to provide a financial commitment up to certain amounts for each instrumentality in the event an instrumentality has a net worth deficit in any given quarter. In addition, pursuant to a letter agreement, the instrumentalities may retain their profits until they have reached the required capital requirements established by the FHFA, which is currently $283 billion. In addition, the letter agreement prohibits the FHFA from taking government-sponsored enterprises (“GSE”) out of conservatorship until all litigation regarding the conservatorship has ended and the GSEs have retained equity capital levels equal to three percent of each GSE’s total assets. It also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take FNMA and FHLMC out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Fund to lose value. The U.S. Congress continues to evaluate proposals to reduce the U.S. government's role in the mortgage market and to wind down, restructure, consolidate, or privatize FNMA and FHLMC. Should the U.S. government adopt any such proposal, the value of a Fund's investments in securities issued by FNMA and FHLMC would likely be impacted.

Rating agencies have, at times, placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may to do so again in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, a significant disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market may result in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market may contribute to increased volatility and diminished expectations for the economy and markets, and may contribute to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. A general economic downturn may lead to declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property may occur again in the future, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities may widen and become more volatile as a result of adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience declines after they are purchased by such Fund.

A rise in the rate of foreclosures of properties may result in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have in the past taken actions to address financial crises, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadviser to forecast interest rates and other economic factors correctly. If the Manager or Subadviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk.

Commercial mortgage-backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.

On June 3, 2019, under the Federal Housing Finance Agency's "Single Security Initiative," FNMA and FHLMC started issuing uniform mortgage-backed securities ("UMBS"). The Single Security Initiative seeks to align the characteristics of certain FNMA and FHLMC mortgage-based securities and to support the overall liquidity in certain markets. In addition, FHLMC has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The Single Security Initiative launched in June 2019 and is intended to maximize liquidity for both FNMA and FHLMC mortgage-backed securities in the “to-be-announced” market. While the initial effects of the issuance of a UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.

Municipal Obligations. Municipal obligations are securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain Municipal Bonds may be taxable municipal obligations, which are generally subject to similar investment and issuer risks as tax-exempt municipal obligations (other than with respect to their tax status).

The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Legislative changes may affect the availability of Municipal Bonds and the value of a Fund’s holdings.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

Issuers of Municipal Bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers. For example, the current crisis has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its Municipal Bonds, which could negatively impact the performance of the Fund. In addition, preventative or protective actions that governments have taken, and may continue to take, as a result of the current crisis has resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets as well as various municipal or similar projects and could affect the value of Municipal Bonds held by a Fund.

Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and a Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect a Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.

Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties (including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Private Investment in Public Equity.  A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. PIPEs are an accredited investor’s purchase of stock in a public company at a discount to the current market value per share for the purpose of raising capital and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered, or that the registration will be maintained. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Quantitative Tools. The Manager or a Subadviser may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Funds’ assets, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any quantitative tools used by the Manager or a Subadviser will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Manager’s or Subadviser’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Real Estate Investment Trusts. A Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not subject to tax on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. Moreover, changes in consumer behavior that affect the use of commercial spaces could negatively impact the value of properties underlying certain REITs. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Recent Events. Events in the financial sector over the past several years, including global developments and disruptions such as those arising out of geopolitical events, public health emergencies (i.e., pandemics and epidemics), natural disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions, have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of a Fund's investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of a Subadviser to execute investment decisions for a Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue. The instability in the financial markets led the U.S. Government to take a number of actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provides approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 ("American Rescue Plan") into law in March 2021, which provides for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES ACT, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of a Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date on August 19, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage.

Repurchase Agreements. Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of a Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Manager or Subadviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadviser in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security.

Rule 144A Securities. A Fund may invest in certain securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws, including restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A securities”). The resale limitations on these types of securities may affect their liquidity because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Thus, it may be difficult for a Fund to dispose of Rule 144A securities at a favorable time and under favorable conditions.

Short Sales. The Funds may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker-dealer to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. When used for hedging purposes, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” liquid assets that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions, including short sales, by registered investment companies that will, at the time of the compliance date on August 19, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage.

Sovereign Debt. Sovereign debt instruments in which a Fund may invest may involve a high degree of risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or pay interest when due, or at all, in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner, or at all, may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or pay interest when due may result in the cancellation of such third parties’ commitments to lend funds to or otherwise financially support the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the restructuring of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company to be identified subsequent to the SPAC's IPO. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable.

As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Please refer to the discussions of risks related to investments in “Equity Securities” for additional information concerning risks associated with IPOs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments and does not typically pay dividends with respect to its common stock. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, a Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

To-Be-Announced Securities/Purchase Commitments. To-be-announced (“TBA”) securities and purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the

TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Unfunded Loan Commitments. Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Funds’ unfunded loan commitments. The value of the Funds’ “senior securities” holdings are marked-to-market daily to ensure proper coverage. Each Fund records an investment when the borrower draws down the money and records interest as earned.

As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions, including unfunded loan commitments, by registered investment companies that will, at the time of the compliance date on August 19, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage and may impact a Fund's ability to make these investments.

U.S. Government Securities Risk. A Fund may invest in U.S. government securities, which include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

Utilities. Companies in the utilities group of industries may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, safety and other government regulations. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. The value of securities issued by companies in the utilities group of industries may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities group of industries may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

When-Issued and Delayed Delivery Instruments. In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

If a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions, including when-issued and delayed delivery instruments, by registered investment companies that may, at the time of the compliance date on August 19, 2022, impact a Fund's ability to make these investments.

Zero Coupon Bonds and Payment-in-Kind Securities. A Fund’s fixed income investments may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt instruments which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments.

A Fund may invest in payment-in-kind securities. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because payment-in-kind securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than securities that pay interest currently.

Payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than securities paying interest currently in cash.

Investment Restrictions

The investment restrictions applicable to the Funds are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to each Fund on an individual basis, and apply only at the time a transaction is entered into or an investment is made, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

For a Fund with an 80% policy described below, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed, except as described below, without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

1. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

2. Each Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

3. Each Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

4. Each Fund may purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

5. Each Fund may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

6. Each Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

7. Except for Guardian Global Utilities VIP Fund, each Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder. Guardian Global Utilities VIP Fund will invest at least 25% of its total assets in securities of companies in the utilities group of industries.

In addition to the fundamental restrictions listed above, each Fund operates in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance. As described above, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions, including reverse repurchase agreements and certain other transactions that create leverage, by registered investment companies that will, at the time of the compliance date on August 19, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage.

Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. In applying this restriction to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. The Funds do not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. A Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy.

For purposes of a Fund’s industry concentration policy, the Manager or Subadviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager or Subadviser may, but need not, consider industry classifications provided by third parties. The Manager and each Subadviser generally refer to the MSCI Global Industry Classification Standard (GICS®) for this purpose.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to  75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

Other Investment Policies and Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted certain non-fundamental policies and restrictions, which may be changed or amended by action of the Board without approval of shareholders.

Illiquid Investments. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Names Rule. Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

Trustees and Officers

The Trust’s Leadership Structure

The Board provides general oversight of the business and affairs of the Funds. The Trustees are responsible for deciding matters of overall policy and overseeing the key service providers to the Funds, including the Manager and Subadvisers. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Role of the Board

The Board has appointed officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program, oversees the compliance programs of certain service providers to the Trust, and regularly reports to the Board as to compliance matters. Like most mutual funds, the Board delegates the day-to-day management of the Trust to the various service providers that have been contractually retained to provide such day-to-day services to the Trust. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership and Structure. The Board is composed of seven Trustees, a majority of which are Independent Trustees. The Chairman of the Board is an Interested Trustee. The Independent Trustees have appointed John Walters as Lead Independent Trustee of the Trust. The Lead Independent Trustee serves as the principal liaison between the Independent Trustees and management between Board meetings. In addition, the Lead Independent Trustee’s responsibilities include presiding at executive sessions of the Independent Trustees, consulting and coordinating with the Chairman of the Board and Chairs of the Audit Committee and Investment Committee with respect to Board and committee meeting agendas, and performing such other functions with respect to the Trust from time to time as may be agreed with the Chairman of the Board.

The Board meets as often as necessary to discharge its responsibilities. The Board meets in person or by video or telephone at regularly scheduled meetings four times a year and also may meet in-person or by video or telephone at special meetings to discuss specific matters that may require action prior to the next regularly scheduled meeting. As described below, the Board has established an Audit Committee and Investment Committee to assist the Board in fulfilling its oversight function.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

Board Oversight and Management of Risk. The day-to-day management of various risks related to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Trust or by management, most of whom employ professional personnel who have risk management responsibilities. Risk management is a broad concept comprised of many elements. Accordingly, Board oversight of different types of risks is handled in different ways. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Board, Audit Committee and Investment Committee also receive periodic reports as to how the Manager conducts service provider oversight and how it monitors for other risks, such as derivatives risks, operational risks, cyber risks, business continuity risks and risks that might be present with individual portfolio managers or specific investment strategies. The Independent Trustees meet regularly with the Chief Compliance Officer to discuss compliance and operational risks.

The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Manager and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The following table provides basic information about the Trustees of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
		Independent Trustees
Bruce W. Ferris (born 1955)(3)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013-2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013-2015); Senior Vice President, Prudential Annuities (2008-2015).	24	None.
Theda R. Haber (born 1954)(3)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015-2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012-2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009- 2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009-2011).	24	None.
Marshall Lux (born 1960)(3)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009-2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (financial services) (since March 2022).	24	None.
Lisa K. Polsky (born 1956)(3)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (2020-2021); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016-2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (2016-2021); Chief Risk Officer, CIT Group Inc. (financial services) (2010-2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007-2016).	24	None.

John Walters (born 1962) (3)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015-2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013-2019); Board Member, Stadion Money Management LLC (investment adviser) (2011-2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000-2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
		Interested Trustees
Michael Ferik (born 1972)(4)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017-2019), Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter (born (1954)(4)	Trustee (since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

(1) Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

(2) The Trust currently consists of 24 separate Funds.

(3) Member of the Audit Committee and Investment Committee of the Board.

(4) Each of Michael Ferik and Richard Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The following is a summary of qualifications, experiences, attributes and skills of each Trustee (in addition to the information in the table above) that support the conclusion that each individual is qualified to serve as a Trustee.

Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of service providers to the Trust, the capacity to evaluate financial and legal matters and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders.

Interested Trustees

Mr. Ferik. Mr. Ferik is Executive Vice President, Individual Markets, of The Guardian Life Insurance Company of America.  The Individual Markets organization provides products and services to individual customers including life insurance, disability, annuities, and wealth management products and services.  His experience also includes serving as Guardian Life’s Chief Financial Officer, where he led the financial, risk, actuarial, and internal audit functions.

Mr. Potter.  Mr. Potter served for over 25 years as Vice President and Equity Counsel of The Guardian Insurance Company of America, where he was responsible for providing legal advice with respect to Guardian Life’s securities-related businesses, including mutual funds, investment advisers and variable insurance products.

Independent Trustees

Mr. Ferris. Mr. Ferris has extensive experience in the financial services industry, including as President and Chief Executive Officer of a broker-dealer responsible for distribution of annuity products, and has served as Chairman of an industry trade organization.

Ms. Haber. Ms. Haber has extensive experience in the asset management industry, including various senior positions at large asset managers, including General Counsel of a trust company affiliated with a major, global financial institution.

Mr. Lux. Mr. Lux has extensive experience in the financial services industry, including various senior positions in risk management and investment banking. Mr. Lux is a Senior Advisor at the Boston Consulting Group and was formerly a Senior Partner at the Boston Consulting Group and at McKinsey & Company. He is a Senior Fellow at Harvard University’s John F. Kennedy School of Government and currently serves as an advisor to various financial technology companies.

Ms. Polsky. Ms. Polsky has extensive experience in the financial services industry, including several prior executive positions in derivatives trading and risk management. Ms. Polsky currently also serves on other boards and has served as Chair of the Audit Committee of an investment bank.

Mr. Walters. Mr. Walters has extensive experience in the financial services industry, including prior executive positions at a large insurance company. Mr. Walters has served and continues to serve on other boards.

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Position(s) Held and Length of Service(5)	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)(6)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.
Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

(5)	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.
(6)	Ms. Moynihan is designated as the Trust’s Chief Legal Officer for purposes of Sections 307 and 406 of the Sarbanes-Oxley Act of 2002 (since December 2021).

Standing Board Committees

The Board has established an Audit Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris, Theda R. Haber, Marshall Lux, Lisa K. Polsky (Chair), and John Walters). The Board has determined that Ms. Polsky is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Trust’s processes for accounting, auditing, financial reporting and internal controls. The Audit Committee met four times during the fiscal year ended December 31, 2021.

In 2022, the Board has established an Investment Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris (Chair), Theda R. Haber, Marshall Lux, Lisa K. Polsky, and John Walters). The primary purposes of the Investment Committee are to assist the Board in overseeing the Funds' investment performance, consistency of the Funds with their stated objectives and styles, and management's selection of benchmarks and other performance measures for the Funds. As it was not yet in existence, the Investment Committee had no meetings during the fiscal year ended December 31, 2021.

Beneficial Interest of Trustees

Shares of the Funds are available only through certain variable annuity contracts and variable life insurance policies issued by GIAC. As of December 31, 2021, Mr. Potter beneficially owned shares of the Funds through variable annuities issued by The Guardian Insurance & Annuity Company, Inc. as shown in the table below:

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard T. Potter	Guardian Core Plus Fixed Income VIP Fund	$1-$10,000	Over $100,000
	Guardian Global Utilities VIP Fund	$1-$10,000
	Guardian International Growth VIP Fund	$1-$10,000
	Guardian International Equity VIP Fund	$10,001-$50,000
	Guardian Large Cap Disciplined Growth VIP Fund	$10,001-$50,000
	Guardian Large Cap Disciplined Value VIP Fund	$10,001-$50,000
	Guardian Large Cap Fundamental Growth VIP Fund	$10,001-$50,000
	Guardian Mid Cap Relative Value VIP Fund	$10,001-$50,000
	Guardian Mid Cap Traditional Growth VIP Fund	$10,001-$50,000
	Guardian Multi-Sector Bond VIP Fund	$10,001-$50,000
	Guardian Small Cap Core VIP Fund	$10,001-$50,000
	Guardian Total Return Bond VIP Fund	$10,001-$50,000
	Guardian U.S. Government Securities VIP Fund	$10,001-$50,000
	Guardian Integrated Research VIP Fund	$10-001-$50,000
	Guardian Select Mid Cap Core VIP Fund	$10-001-$50,000
	Guardian Small-Mid Cap Core VIP Fund	$10-001-$50,000
	Guardian Strategic Large Cap Core VIP Fund	$10-001-$50,000

Board Compensation

The Trust pays each Independent Trustee an annual retainer fee for participation in Board meetings and associated committee meetings. In addition, the Lead Independent Trustee, the Chairperson of the Audit Committee and the Chairperson of the Investment Committee each receive additional annual compensation for their services. The Trust may also pay the Independent Trustees for participation in special Board or committee meetings. Independent Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Each Fund in the Trust pays a pro rata share of these fees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all of the Funds in the Trust as of the end of each fiscal year. The Trust does not pay any compensation to the Interested Trustees. The Trust has no pension or retirement plan or benefits.

During the fiscal year ended December 31, 2021, each Independent Trustee received compensation from the Trust as follows(1):

Name of Fund	Bruce W. Ferris	Theda R. Haber	Marshall Lux	Lisa K. Polsky	John Walters
Guardian Small Cap Core VIP Fund	$12,661	$12,661	$12,661	$14,470	$16,279
Guardian Global Utilities VIP Fund	$3,401	$3,401	$3,401	$3,887	$4,372
Guardian Multi-Sector Bond VIP Fund	$12,739	$12,739	$12,739	$14,558	$16,378
Guardian Total Return Bond VIP Fund	$11,048	$11,048	$11,048	$12,626	$14,204
Guardian U.S. Government Securities VIP Fund	$14,028	$14,028	$14,028	$16,032	$18,035
Guardian Large Cap Fundamental Growth VIP Fund	$25,014	$25,014	$25,014	$28,587	$32,160
Guardian Large Cap Disciplined Growth VIP Fund	$14,121	$14,121	$14,121	$16,138	$18,155
Guardian Integrated Research VIP Fund	$2,928	$2,928	$2,928	$3,347	$3,765
Guardian Diversified Research VIP Fund	$7,894	$7,894	$7,894	$9,022	$10,150
Guardian Large Cap Disciplined Value VIP Fund	$9,016	$9,016	$9,016	$10,304	$11,592
Guardian Growth & Income VIP Fund	$7,968	$7,968	$7,968	$9,106	$10,244
Guardian Mid Cap Traditional Growth VIP Fund	$9,814	$9,814	$9,814	$11,216	$12,618
Guardian Mid Cap Relative Value VIP Fund	$5,149	$5,149	$5,149	$5,885	$6,621
Guardian International Growth VIP Fund	$10,754	$10,754	$10,754	$12,290	$13,826
Guardian International Equity VIP Fund	$5,923	$5,923	$5,923	$6,769	$7,615
Guardian Core Plus Fixed Income VIP Fund	$14,205	$14,205	$14,205	$16,234	$18,263
Guardian All Cap Core VIP Fund	$246	$246	$246	$281	$316
Guardian Select Mid Cap Core VIP Fund	$2,138	$2,138	$2,138	$2,444	$2,749
Guardian Small-Mid Cap Core VIP Fund	$3,090	$3,090	$3,090	$3,532	$3,973
Guardian Strategic Large Cap Core VIP Fund	$2,863	$2,863	$2,863	$3,272	$3,685

(1) Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund, and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no such fees or expenses during the fiscal year ended December 31, 2021.

Management of the Funds

Description of Manager

Manager and Investment Management Agreement

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (“Park Avenue” or the “Manager”), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company (“GIS”), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company (“Guardian Life”). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager’s principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2021, the Manager managed approximately $13.4 billion in assets.

Pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager, the Manager provides investment advisory and related management services and administrative and compliance services to the Funds (“Management Agreement”). The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds.

The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the Management Agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds’ investment performance and the Subadvisers’ execution of the Funds’ investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers’ investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager is a party to a shared services agreement with Guardian Life. Under this agreement, the Manager may utilize employees from Guardian Life in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

After an initial term of two years for each Fund, the Management Agreement (as with the subadvisory agreements described below) continues in effect from year to year with respect to each Fund so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Management Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Fund (as defined in the 1940 Act).

The Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board, (ii) the vote of a majority of the outstanding voting securities of that Fund, or (iii) the Manager, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by any party. The Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act).

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the “Manager-of-Managers Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Manager-of-Managers Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Manager-of-Managers Order within 90 days of hiring a new subadviser.

Pursuant to orders of exemption issued by the SEC to GIAC (“Substitution Orders”) GIAC, the record owner of the shares of the Funds, is permitted to substitute shares of certain funds available as investment options under the Contracts with corresponding shares of the Funds (each, a “Substitution”). If a Fund receives assets in a Substitution in reliance on the Substitution Orders, the Manager may not change such Fund’s Subadviser, add a new sub-adviser, or otherwise rely on the Manager-of-Managers Order or any replacement order from the SEC with respect to any Fund without first obtaining shareholder approval of the change in such Subadviser, the new sub-adviser, or the Fund’s ability to rely on the Manager-of-Managers Order, or any replacement order from the SEC, at a shareholder meeting, the record date for which shall be after the Substitution has been effected. Currently, the following Funds may rely on the Manager-of-Managers Order: Guardian Core Plus Fixed Income VIP Fund, Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund), Guardian Large Cap Fundamental Growth VIP Fund, Guardian Global Utilities VIP Fund, and Guardian Large Cap Disciplined Value VIP Fund.

Management Fee Schedules

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Subadvisers are or will be paid a percentage of each applicable Fund’s average daily net assets by the Manager out of its management fee.

Fund	Fee (as an annual percentage of average daily net assets of the Fund)
Guardian Large Cap Fundamental Growth VIP Fund	0.62% on assets up to $100 million;
0.57% on assets from $100 to $300 million;
0.52% on assets from $300 to $500 million;
0.50% on assets over $500 million.
Guardian Large Cap Disciplined Growth VIP Fund	0.62% on assets up to $100 million;
0.57% on assets from $100 to $300 million;
0.52% on assets from $300 to $500 million;
0.50% on assets over $500 million.
Guardian Integrated Research VIP Fund	0.50% on assets up to $200 million;
0.43% on assets from $200 to $300 million;
0.40% on assets over $300 million.
Guardian Diversified Research VIP Fund	0.60%
Guardian Large Cap Disciplined Value VIP Fund	0.65% on assets up to $100 million;

0.60% on assets from $100 to $300 million;
0.55% on assets from $300 to $500 million;
0.53% on assets over $500 million.
Guardian Growth & Income VIP Fund	0.65% on assets up to $100 million;
0.60% on assets from $100 to $300 million;
0.55% on assets from $300 to $500 million;
0.53% on assets over $500 million.
Guardian Mid Cap Traditional Growth VIP Fund	0.80% on assets up to $100 million;
0.75% on assets from $100 to $300 million;
0.73% on assets over $300 million.
Guardian Mid Cap Relative Value VIP Fund	0.72% on assets up to $100 million;
0.67% on assets from $100 to $300 million;
0.62% on assets from $300 to $500 million;
0.60% on assets over $500 million.
Guardian International Growth VIP Fund	0.80% on assets up to $100 million;
0.75% on assets over $100 million.
Guardian International Equity VIP Fund	0.80% on assets up to $100 million;
0.75% on assets over $100 million.
Guardian Core Plus Fixed Income VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian Small Cap Core VIP Fund	0.69%
Guardian Global Utilities VIP Fund	0.73%
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Total Return Bond VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian U.S. Government Securities VIP Fund	0.47%
Guardian All Cap Core VIP Fund	0.44% on assets up to $500 million;
0.40% on assets over $500 million.
Guardian Balanced Allocation VIP Fund	0.48%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Small-Mid Cap Core VIP Fund	0.65% on assets up to $200 million;
0.60% on assets over $200 million.
Guardian Strategic Large Cap Core VIP Fund	0.55% on assets up to $200 million;
0.50% on assets over $200 million.
Guardian Equity Income VIP Fund	0.50%
Guardian Core Fixed Income VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian Short Duration Bond VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.

Fee Waivers and Expense Limitations

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2023, or April 30, 2024 with respect to Guardian Integrated Research VIP Fund, so that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds as set forth below.

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	1.01%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Integrated Research VIP Fund	0.84%
Guardian Diversified Research VIP Fund	0.96%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	0.96%
Guardian Mid Cap Traditional Growth VIP Fund	1.09%
Guardian Mid Cap Relative Value VIP Fund	1.08%
Guardian International Growth VIP Fund	1.18%
Guardian International Equity VIP Fund	1.08%
Guardian Core Plus Fixed Income VIP Fund	0.81%
Guardian Small Cap Core VIP Fund	1.05%
Guardian Global Utilities VIP Fund	1.03%
Guardian Multi-Sector Bond VIP Fund	1.00%
Guardian Total Return Bond VIP Fund	0.79%
Guardian U.S. Government Securities VIP Fund	0.75%
Guardian All Cap Core VIP Fund	0.78%
Guardian Balanced Allocation VIP Fund	0.89%
Guardian Select Mid Cap Core VIP Fund	0.87%
Guardian Small-Mid Cap Core VIP Fund	0.93%
Guardian Strategic Large Cap Core VIP Fund	0.84%
Guardian Equity Income VIP Fund	0.55%
Guardian Core Fixed Income VIP Fund	0.50%
Guardian Short Duration Bond VIP Fund	0.50%

These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence.

The expiration date of the expense limitation agreement and the recoupment right of the Manager as they relate to certain Funds is subject to the terms and conditions of the Substitution Order. Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Funds’ shareholder reports.

Management Fees Paid

The Funds pay the Manager fees as compensation for the services provided by it under the Management Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Management fees paid to the Manager for the last three fiscal years are shown in the table below. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. These Funds paid no such fees or expenses during fiscal years prior to 2021. Guardian Balanced Allocation VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund, and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI, and therefore paid no management fees.

	Fiscal Year Ended December 31,
	2021		2020		2019
Fund Name	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian Large Cap Fundamental Growth VIP Fund(3)	$2,072,532	$-	$1,901,249	$-	$1,541,593	$-
Guardian Large Cap Disciplined Growth VIP Fund(4)	$3,493,099	$26,074	$3,224,103	$142,961	$1,586,536	$258,331
Guardian Integrated Research VIP Fund(5)	$337,435	$35,993	$61,521	$125,043	$61,290	$149,391
Guardian Diversified Research VIP Fund	$1,193,625	$-	$1,082,013	$20,160	$1,011,701	$27,756
Guardian Large Cap Disciplined Value VIP Fund	$1,396,931	$9,759	$1,216,219	$94,955	$1,285,187	$129,401
Guardian Growth & Income VIP Fund(6)	$1,236,640	$19,700	$1,078,333	$36,963	$1,146,179	$58,984
Guardian Mid Cap Traditional Growth VIP Fund	$1,016,643	$86,595	$916,896	$153,325	$969,875	$189,643
Guardian Mid Cap Relative Value VIP Fund(7)	$1,683,368	$-	$1,477,425	$55,955	$1,576,944	$219,666

	Fiscal Year Ended December 31,
	2021		2020		2019
Fund Name	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian International Growth VIP Fund	$1,178,766	$-	$1,082,536	$86,010	$1,120,606	$116,989
Guardian International Equity VIP Fund	$2,043,867	$191,553	$1,590,603	$381,954	$1,707,773	$573,580
Guardian Core Plus Fixed Income VIP Fund	$1,575,122	$-	$1,497,968	$88,428	$1,575,578	$188,933
Guardian Global Utilities VIP Fund(1)	$633,742	$109,866	$573,887	$146,489	$121,535	$79,782
Guardian Multi-Sector Bond VIP Fund(1)	$1,670,396	$-	$1,551,413	$-	$320,561	$-
Guardian U.S. Government Securities VIP Fund(1)	$1,306,503	$187,996	$1,229,661	$238,354	$253,244	$101,107
Guardian Total Return Bond VIP Fund(1)	$1,572,481	$-	$1,449,228	$66,227	$298,307	$67,465
Guardian Small Cap Core VIP Fund(1)	$2,140,385	$-	$1,870,394	$5,500	$406,664	$44,610
Guardian All Cap Core VIP Fund(2)	$25,688	$43,982	-	-	-	-
Guardian Select Mid Cap Core VIP Fund(2)	$260,393	$38,331	-	-	-	-
Guardian Small-Mid Cap Core VIP Fund(2)	$451,498	$60,372	-	-	-	-
Guardian Strategic Large Cap Core VIP Fund(2)	$362,425	$54,232	-	-	-	-

(1) This Fund commenced operations on October 21, 2019.

(2) This Fund commenced operations on October 25, 2021.

(3) The Manager recouped $54,085 and $180,157 from previously waived fees in 2019 and 2020, respectively.

(4) The Manager recouped $1,695 from previously waived fees in 2020.

(5) The Manager recouped $17,271 from previously waived fees in 2021.

(6) The Manager recouped $1,579 from previously waived fees in 2020.

(7) The Manager recouped $20,299 and $17,687 from previously waived fees in 2020 and 2021, respectively.

Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Fund’s shareholder reports.

Other Expenses of the Trust

All costs of the Trust’s operations are borne by the Trust. Costs other than the management fees and other fees previously described include, but are not limited to, audit, tax, legal, administrative, transfer agency, custodian and other service provider expenses; fees and expenses of officers and Trustees; and proxy solicitation costs. In addition, the Trust reimburses the Manager for an amount equal to the compensation of the CCO. Certain Fund expenses directly attributable to a particular Fund are charged to that Fund. Other Trust expenses shared by several Funds are allocated proportionately amongst those Funds in relation to the net assets of each Fund.

State Street Bank and Trust Company (“State Street”) provides certain administrative services, including fund accounting, to the Funds pursuant to a Services Agreement. The aggregate amount of the administrative fees accrued by each Fund payable to State Street pursuant to the Administrative Services Agreement for the last three fiscal years is set forth in the table below. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. These Funds paid no such fees or expenses during fiscal years prior to 2021. Guardian Balanced Allocation VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund, and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI, and therefore paid no administrative fees.

	Fiscal Year Ended December 31,
Fund Name	2021	2020	2019
Guardian Large Cap Fundamental Growth VIP Fund	$147,422	$92,565	$90,167
Guardian Large Cap Disciplined Growth VIP Fund	$86,646	$96,144	$91,170
Guardian Integrated Research VIP Fund	$29,966	$90,922	$94,990
Guardian Diversified Research VIP Fund	$71,117	$128,451	$107,430
Guardian Large Cap Disciplined Value VIP Fund	$69,265	$103,817	$99,537
Guardian Growth & Income VIP Fund	$59,514	$93,616	$92,395
Guardian Mid Cap Traditional Growth VIP Fund	$67,623	$98,555	$98,054
Guardian Mid Cap Relative Value VIP Fund	$53,856	$100,956	$101,174
Guardian International Growth VIP Fund	$118,996	$140,415	$126,739
Guardian International Equity VIP Fund	$78,507	$131,536	$137,505
Guardian Core Plus Fixed Income VIP Fund	$133,589	$153,798	$150,603
Guardian Global Utilities VIP Fund	$52,136	$84,413	$28,356
Guardian Multi-Sector Bond VIP Fund	$99,850	$88,765	$29,633
Guardian U.S. Government Securities VIP Fund	$108,175	$78,705	$25,679
Guardian Total Return Bond VIP Fund	$75,556	$92,450	$29,633
Guardian Small Cap Core VIP Fund	$86,326	$83,897	$21,186
Guardian All Cap Core VIP Fund(1)	$10,409	-	-
Guardian Select Mid Cap Core VIP Fund(1)	$19,973	-	-
Guardian Small-Mid Cap Core VIP Fund(1)	$24,828	-	-
Guardian Strategic Large Cap Core VIP Fund(1)	$24,262	-	-

(1) This Fund commenced operations on October 25, 2021.

Securities Lending

The Funds did not engage in securities lending activities during the fiscal year ended December 31, 2021.

Information About the Subadvisers/Portfolio Managers

Subadvisers

For certain Funds, the Manager employs other investment advisory firms to serve as Subadvisers, subject to subadvisory agreements. The Manager takes on the entrepreneurial risks associated with the launch of each Fund and its ongoing operations. In addition, the Manager supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each Subadviser has entered into a subadvisory agreement with the Manager, on behalf of each applicable Fund. Each Subadviser provides investment advisory services to the applicable Fund. With respect to these Funds, the Manager oversees and monitors the services provided by the Subadvisers. The Manager evaluates the performance of each Subadviser and the Subadviser’s execution of a Fund’s investment strategies, as well as the Subadviser’s adherence to the Fund’s investment objective(s) and policies. The Manager conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a Subadviser to implement changes to a Fund’s strategies when appropriate. The Manager’s analysis and oversight of a Subadviser may result in the Manager’s recommendation to the Board that a Subadviser be terminated and replaced.

The Manager also conducts ongoing due diligence on Subadvisers involving periodic on-site visits, in-person meetings and/or telephonic meetings, including due diligence of each Subadviser’s written compliance policies and procedures and assessments of each Subadviser’s compliance program and code of ethics. The Manager also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

The Manager also conducts searches for new subadvisers for new funds or to replace existing Subadvisers when appropriate and coordinates the on-boarding process for new subadvisers, including establishing trading accounts to enable the subadviser to begin managing Fund assets. Additionally, in the event that a Subadviser were to become unable to manage a Fund, the Manager has implemented plans to provide for the continued management of the Fund. The Manager oversees and implements transition management programs when deemed warranted, such as when significant changes are made to a Fund, including when a Subadviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. The Manager also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

The information below provides organizational information on each of the Subadvisers, which includes, if applicable, the name of any person(s) who controls the Subadviser, the basis of the person’s control, and the general nature of the person’s business.

Subadvisory Fee Schedules

For the services provided, the Manager pays a monthly fee to each Subadviser based on an annual percentage of the average daily net assets of the Fund(s) that the Subadviser manages according to the following schedules:

Subadviser	Fund	Annual Subadvisory Fee
ClearBridge	Guardian Large Cap Fundamental Growth VIP Fund	0.30% on first $100 million in assets; 0.27% on next $200 million in assets; 0.25% on assets over $300 million
	Guardian Small Cap Core VIP Fund	0.37%
Wellington	Guardian Balanced Allocation VIP Fund	0.24%
	Guardian Global Utilities VIP Fund	0.36%
Guardian Large Cap Disciplined Growth VIP Fund	0.33% of the first $50 million in assets;
0.30% on the next $100 million in assets;
0.27% on the next $200 million in assets;
0.24% on the next $200 million in assets;
		0.22% over $550 million in assets
	Guardian Equity Income VIP Fund	0.24%
	Guardian Integrated Research VIP Fund	0.25% on first $100 million in assets; 0.20% on assets over $100 million
MFS	Guardian All Cap Core VIP Fund	0.24% on first $500 million in assets; 0.20% on assets over $500 million
Putnam	Guardian Diversified Research VIP Fund	0.30%
Boston Partners	Guardian Large Cap Disciplined Value VIP Fund	0.40% on first $100 million in assets; 0.30% on next $150 million in assets; 0.25% on assets over $250 million
AllianceBernstein	Guardian Growth & Income VIP Fund	0.30% of the first $200 million in assets 0.28% over $200 million in assets
	Guardian Strategic Large Cap Core VIP Fund	0.30% on first $100 million in assets; 0.25% on the next $100 million in assets; 0.23% on assets over $200 million
Janus	Guardian Mid Cap Traditional Growth VIP Fund	0.44% of the first $50 million in assets 0.40% over $50 million in assets
FIAM	Guardian Select Mid Cap Core VIP Fund	0.27%
Allspring	Guardian Mid Cap Relative Value VIP Fund	0.40% of the first $100 million in assets; 0.35% on the next $50 million in assets; 0.30% over $150 million in assets
	Guardian Small-Mid Cap Core VIP Fund	0.40% on first $90 million in assets; 0.30% on assets over $90 million
JPMIM	Guardian International Growth VIP Fund	0.40%
Schroders	Guardian International Equity VIP Fund	0.40% on first 100 million in assets; 0.35% on next $200 million in assets; and 0.30% on assets over $300 million
Lord, Abbett	Guardian Core Plus Fixed Income VIP Fund	0.225% on first $250 million in assets; 0.20% on assets over $250 million

Subadvisory Fees Paid

As compensation for services provided under the subadvisory agreements, the Manager (not the Funds) pays a subadvisory fee to each Subadviser. The amount of these subadvisory fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Subadvisory fees paid by the Manager for the last three fiscal years are shown in the table below. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. The Manager paid no such fees or expenses during fiscal years prior to 2021 with respect to these Funds. Guardian Balanced Allocation VIP Fund, and Guardian Equity Income VIP Fund had not commenced operations as of the date of this SAI, and therefore the Manager paid no subadvisory fees.

	Fiscal Year Ended December 31,
Fund Name	2021	2020	2019
Guardian Large Cap Fundamental Growth VIP Fund	$1,679,964	$908,023	$736,838
Guardian Large Cap Disciplined Growth VIP Fund	$990,255	$1,560,227	$786,576
Guardian Integrated Research VIP Fund	$153,777	$27,964	$27,859
Guardian Diversified Research VIP Fund	$596,812	$541,006	$505,842
Guardian Large Cap Disciplined Value VIP Fund	$773,446	$683,110	$717,584
Guardian Growth & Income VIP Fund	$592,890	$514,167	$548,083
Guardian Mid Cap Traditional Growth VIP Fund	$856,359	$482,679	$510,588
Guardian Mid Cap Relative Value VIP Fund	$535,543	$764,032	$808,695
Guardian International Growth VIP Fund	$1,020,226	$550,686	$570,981
Guardian International Equity VIP Fund	$602,009	$790,572	$849,922
Guardian Core Plus Fixed Income VIP Fund	$775,061	$736,484	$775,288
Guardian Global Utilities VIP Fund	$312,530	$283,013	$59,934
Guardian Small Cap Core VIP Fund	$1,147,743	$1,002,965	$218,053
Guardian All Cap Core VIP Fund(1)	$14,012	-	-
Guardian Select Mid Cap Core VIP Fund(1)	$126,511	-	-
Guardian Small-Mid Cap Core VIP Fund(1)	$219,129	-	-
Guardian Strategic Large Cap Core VIP Fund(1)	$174,913	-	-

(1) This Fund commenced operations on October 25, 2021.

The following provides information regarding each Subadviser’s (or portfolio manager’s, as applicable) compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Subadvisers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Subadvisers against one another. Each Subadviser is a separate entity that may employ different compensation structures, have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine, the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund’s portfolio manager(s) as of the date of this SAI, unless otherwise noted. In an effort to retain key personnel, the Manager and each Subadviser has structured its compensation plans for portfolio managers and other key personnel in a manner that it believes is competitive with other investment management firms. The descriptions may include compensation benchmarks, which are chosen by the Manager or a particular Subadviser and may or may not match a Fund’s benchmark index or other indices presented in the Prospectus.

Park Avenue

Park Avenue is a wholly-owned subsidiary of Guardian Life, which has an attractive and competitive compensation package, evidenced by its ability to attract and retain experienced and talented industry professionals. Compensation includes a competitive salary, investment performance incentive compensation for investment personnel, a defined contribution plan, and other benefits. Base salary is market competitive and based on periodic independent salary surveys obtained from third party vendors. The incentive compensation may be more or less than the employees target amount based on incentive compensation factors including company and individual performance.

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and other portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and as measured against appropriate benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. The index component is based on a sliding scale of the Fund’s performance as compared to the performance of its public benchmark index. The incentive compensation calculation for a given portfolio manager is based on weightings that generally reflect that portfolio manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios with similar asset class strategies. In determining the actual incentive compensation awarded to an individual portfolio manager, senior management may increase or decrease the award at its discretion based on the manager’s contribution to performance and other factors.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Franklin Templeton Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Wellington

Wellington receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington and Guardian Variable Products Trust on behalf of the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2021.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Managers is determined by each Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Jonathan White and Mary Pryshlak, is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Illfelder, Levering, McLane and Reckmeyer, as well as Mmes. Moran and Pryshlak are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Guardian Large Cap Disciplined Growth VIP Fund	Russell 1000 Growth Index
Guardian Global Utilities VIP Fund	MSCI ACWI Utilities Index
Guardian Equity Income VIP Fund	Russell 1000 Value Index
Guardian Balanced Allocation VIP Fund	(To be determined)
Guardian Integrated Research VIP Fund	S&P 500 Index

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process.  As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Putnam

Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Boston Partners

With our investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, we believe in having compensation, work environment and other incentives in place which reflect the value we place in our primary asset – our people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following criteria:

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
●	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
●	Investment Team Performance: the financial results of the investment group with our client’s assets;
●	Firm-wide Performance: the overall financial performance of Boston Partners.
●	Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3 and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

AB

Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2021.

The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus Henderson's standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

FIAM

Robert Stansky is the portfolio manager for the Guardian Select Mid Cap Core VIP Fund and receives compensation for his services. As of December 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and primary account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pretax investment performance of the portfolio manager’s fund(s), account(s) and primary account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and primary account(s) and the average asset size of those fund(s), account(s) and primary account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and primary account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of Guardian Select Mid Cap Core VIP Fund is based on the primary account’s pre-tax investment performance measured against the S&P MidCap 400® Index, and the primary account’s pre-tax investment performance within the Morningstar® Mid-Cap Blend Category.

Mr. Stansky also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Allspring

The compensation structure for Allspring’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Allspring Investments’ 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

JPMIM

JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMIM uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following:(1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives ; and (3) adherence with JPMIM’s compliance, risk and regulatory procedures.

Feedback from JPMIM’s risk and control professionals is considered in assessing performance.

JPMIM maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”).

However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMIM’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return.  100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific und(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Schroders

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of the clients and shareholders of Schroders.

Lord Abbett

When used in this section, the term “fund” refers to the Guardian Core Plus Fixed Income VIP Fund as well as any other registered investment companies, pooled investment vehicles, and accounts managed or sub-advised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectuses, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Other Accounts Managed

The following table includes information for each portfolio manager of the Funds regarding the number and total assets of other accounts managed as of December 31, 2021 (unless otherwise indicated) that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the Prospectus for information on the Fund that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the Manager and the applicable Subadviser.

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Park Avenue	Registered Investment
Robert J. Crimmins	Companies	3	$741.3	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	2	$31,899.0	0	$0
Park Avenue	Registered Investment
John Gargana	Companies	3	$945.0	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$30,108.3	0	$0
Park Avenue	Registered Investment
Paul Jablansky	Companies	4	$1,015.3	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$45,648.8	0	$0
Park Avenue	Registered Investment
Andrew Liggio, CFA	Companies	5	$2,952.8	0	$0
	Other Pooled Investment
	Vehicles	1	$2,877.2	0	$0
	Other Accounts	1	$2,632.3	0	$0
Park Avenue	Registered Investment
Issac H. Lowenbraun	Companies	3	$945.0	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$3,609.6	0	$0
Park Avenue	Registered Investment
David Padulo, CFA	Companies	2	$671.0	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$30,108.3	0	$0
Park Avenue	Registered Investment
Demetrios Tsaparas, CFA	Companies	4	$1,015.3	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$3,609.6	0	$0
Park Avenue	Registered Investment
Martin Vernon	Companies	0	$0	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$30,108.3	0	$0

ClearBridge	Registered Investment
Margaret B.Vitrano	Companies	16	$25,834	0	$0
	Other Pooled Investment
	Vehicles	5	$6,492	0	$0
	Other Accounts	99,819	$39,542	1	$227
ClearBridge	Registered Investment
Peter Bourbeau	Companies	16	$25,834	0	$0
	Other Pooled Investment
	Vehicles	5	$6,492	0	$0
	Other Accounts	99,819	$39,542	1	$227
ClearBridge	Registered Investment
Albert Grosman	Companies	3	$2,960	0	$0
	Other Pooled Investment
	Vehicles	1	$25	0	$0
	Other Accounts	6,133	$3,508	0	$0

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
ClearBridge	Registered Investment
Brian Lund, CFA	Companies	2	$1,311	0	$0
	Other Pooled
	Investment Vehicles	1	$25	0	$0
	Other Accounts	680	$226	0	$0
Wellington	Registered
Mammen Chally, CFA	Investment
	Companies	14	$29,482.34	0	$0
	Other Pooled
	Investment Vehicles	12	$2,808.84	1	$.11
	Other Accounts	16	$2,861.28	1	$308.79
Wellington	Registered
David A. Siegle, CFA	Investment
	Companies	14	$29,482.34	0	$0
	Other Pooled
	Investment Vehicles	11	$2,808.73	0	$0
	Other Accounts	15	$2,804.84	1	$308.79
Wellington	Registered
Douglas W. McLane, CFA	Investment
	Companies	14	$29,482.34	0	$0
	Other Pooled
	Investment Vehicles	24	$3,414.43	4	$207.55
	Other Accounts	44	$3,009.31	1	$308.79
Wellington	Registered
Loren L. Moran, CFA	Investment
	Companies	10	$92,508.95	5	$86,125.79
	Other Pooled
	Investment Vehicles	4	$182.07	1	$33.53
	Other Accounts	1	$738.11	0	$0
Wellington	Registered
Mary L. Pryshlak, CFA	Investment
	Companies	12	$9,851.64	2	$1,002.90
	Other Pooled
	Investment Vehicles	58	$22,141.44	9	$7,438.62
	Other Accounts	98	$42,092.95	13	$7,838.25
Wellington	Registered
Jonathan G. White, CFA	Investment
	Companies	12	$9,851.64	2	$1,002.90
	Other Pooled
	Investment Vehicles	59	$22,141.58	9	$7,438.62
	Other Accounts	99	$42,178.60	13	$7,838.25
Wellington	Registered
G. Thomas Levering	Investment
	Companies	17	$6,500.32	2	$4,968.42
	Other Pooled
	Investment Vehicles	50	$3,943.85	18	$2,212.27
	Other Accounts	55	$1,779.79	12	$421.20
Wellington	Registered
W. Michael Reckmeyer III, CFA	Investment
	Companies	12	$80,757.86	3	$62,269.21
	Other Pooled
	Investment Vehicles	6	$1,598.15	1	$.13
	Other Accounts	9	$1,581.15	0	$0

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Wellington	Registered
Matthew C. Hand, CFA	Investment
	Companies	3	$14,124.42	0	$0
	Other Pooled
	Investment Vehicles	2	$921.87	0	$0
	Other Accounts	0	$0	0	$0
Wellington	Registered
Adam H. Illfelder, CFA	Investment
	Companies	8	$18,718.14	0	$0
	Other Pooled
	Investment Vehicles	3	$427.97	0	$0
	Other Accounts	1	$33.33	0	$0
MFS	Registered
Joseph MacDougall	Investment
	Companies	4	$16,649.4	0	$0
	Other Pooled
	Investment Vehicles	0	$0	0	$0
	Other Accounts	7	$2,157.7	0	$0
Putnam	Registered
Shep Perkins	Investment
	Companies	0	$0	0	$0
	Other Pooled
	Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$12.7	0	$0
Putnam Kathryn Lakin	Registered Investment Companies	4	$2,028.2	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	1	$.4	0	$0
Boston Partners David T. Cohen, CFA	Registered Investment Companies	3	$13,676.77	0	$0
	Other Pooled Investment Vehicles	2	$2,774.73	0	$0
	Other Accounts	178	$14,975.73	4	$1,004.79
Boston Partners Mark E. Donovan, CFA	Registered Investment Companies	3	$13,676.77	0	$0
	Other Pooled Investment Vehicles	2	$2,774.73	0	$0
	Other Accounts	178	$31,427.23	4	$254.52
Boston Partners Stephanie McGirr	Registered Investment Companies	3	$13,676.77	0	$0
	Other Pooled Investment Vehicles	2	$2,774.73	0	$0
	Other Accounts	178	$31,427.23	4	$1,004.79
Boston Partners David J. Pyle, CFA	Registered Investment Companies	3	$13,676.77	0	$0
	Other Pooled Investment Vehicles	2	$2,774.73	0	$0
	Other Accounts	178	$31,427.23	4	$1,004.79
Boston Partners Joshua White, CFA	Registered Investment Companies	3	$13,676.77	0	$0
	Other Pooled Investment Vehicles	2	$2,774.73	0	$0
	Other Accounts	178	$31,427.23	4	$1,004.79
AllianceBernstein Kent Hargis	Registered Investment Companies	13	$2,665	0	$0
	Other Pooled Investment Vehicles	33	$6,743	0	$0
	Other Accounts	2,645	$6,909	0	$0
AllianceBernstein Sammy Suzuki, CFA	Registered Investment Companies	12	$1,492	0	$0
	Other Pooled Investment Vehicles	32	$6,710	0	$0
	Other Accounts	2,638	$5,952	0	$0
AllianceBernstein Frank Caruso, CFA	Registered Investment Companies	8	$28,658	0	$0
	Other Pooled Investment Vehicles	18	$37,239	0	$0
	Other Accounts	2,915	$8,639	0	$0
AllianceBernstein Vinay Thapar, CFA	Registered Investment Companies	8	$28,658	0	$0
	Other Pooled Investment Vehicles	19	$40,250	0	$0
	Other Accounts	2,918	$9,592	0	$0
AllianceBernstein John H. Fogarty, CFA	Registered Investment Companies	8	$28,658	0	$0
	Other Pooled Investment Vehicles	19	$40,250	0	$0
	Other Accounts	2,919	$9,620	0	$0

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Janus Brian Demain, CFA	Registered Investment Companies	5	$27,711.81	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	8	$2,081.22	0	$0
Janus Cody Wheaton, CFA	Registered Investment Companies	5	$27,711.81	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	8	2,081.22	0	$0
FIAM LLC Robert Stansky	Registered Investment Companies	11	$121,666	2	$8,375
	Other Pooled Investment Vehicles	28	$4,917	0	$0
	Other Accounts	5	$1,418	0	$0
Allspring Christopher G. Miller, CFA	Registered Investment Companies	4	$3,618.15	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	7	$171.11	0	$0
Allspring Garth B. Newport, CFA	Registered Investment Companies	2	$1,149.54	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	3	$52.36	0	$0
Allspring James M. Tringas, CFA	Registered Investment Companies	8	$21,184.59	0	$0
	Other Pooled Investment Vehicles	8	$927.73	1	$49.07
	Other Accounts	28	$2,563.72	1	$81.49
Allspring Bryant H. VanCronkhite, CFA	Registered Investment Companies	8	$21,184.59	0	$0
	Other Pooled Investment Vehicles	8	$927.73	1	$49.07
	Other Accounts	28	$2,563.72	1	$81.49
Allspring Shane Zweck, CFA	Registered Investment Companies	2	$13,278.00	0	$0
	Other Pooled Investment Vehicles	2	425.63	0	$0
	Other Accounts	17	$1,558.08	0	$0
JPMIM Shane Duffy, CFA	Registered Investment Companies	13	$11,143	0	$0
	Other Pooled Investment Vehicles	6	$3,985	0	$0
	Other Accounts	22	$7,405	4	$1,356
Schroders Simon Webber, CFA	Registered Investment Companies	5	$6,433.4	2	$22,089.9
	Other Pooled Investment Vehicles	4	$6,225.0	1	$137.7
	Other Accounts	16	$5,372.7	1	$1,726.2
Schroders James Gautrey, CFA	Registered Investment Companies	4	$6,355.9	2	$22,089.9
	Other Pooled Investment Vehicles	3	$1,108.6	1	$137.7
	Other Accounts	13	$4,725.6	0	$0

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Lord Abbett Robert A. Lee	Registered Investment Companies	16	$125,499.1	0	$0
	Other Pooled Investment Vehicles	18	$15,311.2	0	$0
	Other Accounts	431	$16,213.3	1	$270.9
Lord Abbett Kewjin Yuoh	Registered Investment Companies	16	$125,507.0	0	$0
	Other Pooled Investment Vehicles	10	$10,855.4	0	$0
	Other Accounts	432	$14,780.8	0	$0
Lord Abbett	Registered
Andrew H. O’Brien, CFA	Investment
	Companies	15	$124,151.5	0	$0
	Other Pooled
	Investment Vehicles	11	$10,892.8	0	$0
	Other Accounts	428	$14,798.5	0	$0
Lord Abbett	Registered
Steven F. Rocco, CFA	Investment
	Companies	21	$119,246.4	0	$0
	Other Pooled
	Investment Vehicles	22	$15,270.0	0	$0
	Other Accounts	410	$14,375.2	1	$270.9
Lord Abbett	Registered
Leah G. Traub	Investment
	Companies	7	$11,681.3	0	$0
	Other Pooled
	Investment Vehicles	3	$1,229.6	0	$0
	Other Accounts	34	$4,657.8	0	$0
Lord Abbett	Registered
Adam C. Castle, CFA	Investment
	Companies	9	$88,045.4	0	$0
	Other Pooled
	Investment Vehicles	8	$9,325.5	0	$0
	Other Accounts	63	$12,781.5	0	$0
Lord Abbett	Registered
Harris A. Trifon	Investment
	Companies	6	$69,454.9	0	$0
	Other Pooled
	Investment Vehicles	7	$7,930.7	0	$0
	Other Accounts	50	$11,367.6	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below. The Manager and each Subadviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

Park Avenue

Park Avenue portfolio managers manage other portfolios having investment objectives and strategies that may be similar to those of the Funds; however, it is important to note that specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that will be used in connection with the management of the Funds.

Portfolio managers for the Funds may make investment decisions and place trades for the other portfolios that are similar to those made for the Funds, or they may purchase or sell securities for one portfolio and not another, as appropriate in light of the investment objectives and strategies of each respective portfolio. Portfolio managers for the Funds may place transactions on behalf of the other portfolios that are directly or indirectly contrary to investment decisions made on behalf of a Fund. Depending on market conditions, any of these actions could have a positive or adverse impact on a Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, and has monitoring procedures for compliance with each client’s portfolio investment policies and with Park Avenue’s Code of Ethics. The trade allocation policies and procedures adopted and implemented by Park Avenue include specific provisions for fair and equitable allocations of new issues, aggregated trades and partial fills. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly. Park Avenue currently has no client portfolios with performance-based fees.

ClearBridge

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Wellington

The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Chally, Levering, McLane, Reckmeyer, Siegle, and White, as well as Mmes. Moran and Pryshlak manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Putnam

Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

● The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

● The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

● The trading of other accounts could be used to benefit higher-fee accounts (front- running).

● The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

● Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

● All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

● All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

● Front running is strictly prohibited.

● The fund’s Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited (“PIL”) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Boston Partners

Boston Partners recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, value-added investors, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular conflicts such as differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Boston Partners has taken each of these conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Boston Partners discloses these conflicts to clients in its Form ADV.

AllianceBernstein

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AB Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts.

Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

To address these conflicts of interest, AB’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Janus

Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds and ETFs , which may have different fee structures or rates than a Fund or may have a performance-based management fee. As such, fees earned by Janus or an affiliate may vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus's personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund. A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion, or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus and the Subadvisers.”

Janus is the adviser to the Funds and the Janus “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus is the adviser to the Janus “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Funds. For example, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus for the Janus Henderson funds.

FIAM

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund.  Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Allspring

Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

JPMIM

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMIM, JPMorgan Chase and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts.

Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Schroders

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Lord Abbett

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the Guardian Core Plus Fixed Income VIP Fund and the investments of the portfolio managers’ other accounts included in the table under the heading “Other Accounts Managed,” above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts in the table referenced above.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund that they manage on behalf of the Trust. In order to own shares of a Fund, a portfolio manager would need to be a Contract owner. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund shares has any less confidence or is any less concerned about the applicable Fund’s performance.

The portfolio managers did not own any Fund shares as of the date of this SAI.

Distribution of the Trust Shares

Distributor

Park Avenue Securities LLC serves as the distributor for the shares of each Fund pursuant to a distribution and service agreement (“Distribution and Service Agreement”) with the Trust, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of Guardian Life, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor’s principal office is located at 10 Hudson Yards, New York, New York 10001.

The Distribution and Service Agreement will continue in effect with respect to the Funds for successive one-year periods after an initial two year term, provided that each such continuance is specifically approved annually (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). If the Distribution and Service Agreement is terminated with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated. The Distribution and Service Agreement is terminable with respect to a Fund without penalty, at any time, by the Fund upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distribution and Service Agreement will terminate in the event of its assignment. The Distributor is not obligated to sell any specific amount of Trust shares.

Distribution and Service Plan

Each Fund (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan are not calculated based on the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor. If the 12b-1 Plan for a Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Fund, provided such continuance is approved at least annually by the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount that may be spent thereunder for distribution and/or servicing by a Fund without the approval by a vote of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and any related distribution agreement must be approved by a majority of the Trustees, including the Independent Trustees, in the manner described in the 12b-1 Plan.

The 12b-1 Plan may be terminated as to a Fund at any time, without penalty, by a vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that Fund. So long as any 12b-1 Plan is in effect, the selection and nomination of Independent Trustees has been committed to the Independent Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund, the shares of each Fund, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

12b-1 Plan Fees Paid

The following table shows payments made by the Funds (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) under the 12b-1 Plan for the fiscal year (or period, as noted) ended December 31, 2021. Guardian Balanced Allocation VIP Fund had not commenced operations as of the date of this SAI, and therefore paid no 12b-1 fees.

Fund Name	12b-1 Fees
Guardian Large Cap Fundamental Growth VIP Fund	$900,256
Guardian Large Cap Disciplined Growth VIP Fund	$1,596,550
Guardian Integrated Research VIP Fund	$174,498
Guardian Diversified Research VIP Fund	$497,344
Guardian Large Cap Disciplined Value VIP Fund	$561,221
Guardian Growth & Income VIP Fund	$494,433
Guardian Mid Cap Traditional Growth VIP Fund	$322,214
Guardian Mid Cap Relative Value VIP Fund	$609,466
Guardian International Growth VIP Fund	$376,255
Guardian International Equity VIP Fund	$664,622
Guardian Core Plus Fixed Income VIP Fund	$890,701
Guardian Global Utilities VIP Fund	$217,035
Guardian Multi-Sector Bond VIP Fund	$803,075
Guardian U.S. Government Securities VIP Fund	$694,949
Guardian Total Return Bond VIP Fund	$889,051
Guardian Small Cap Core VIP Fund	$775,502
Guardian All Cap Core VIP Fund(1)	$14,595
Guardian Select Mid Cap Core VIP Fund(1)	$122,827
Guardian Small-Mid Cap Core VIP Fund(1)	$180,362
Guardian Strategic Large Cap Core VIP Fund(1)	$171,898

(1) This Fund commenced operations on October 25, 2021.

The following table shows the total expenses incurred by the Distributor for the costs of promotion and distribution with respect to shares of each Fund for the fiscal year ended December 31, 2021. Guardian Balanced Allocation VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund, and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI, and therefore the Distributor did not incur any such expenses for these Funds.

Fund Name	Total	Compensation to sales personnel	Advertising	Printing and mailing of prospectuses to other than current shareholders	Compensation to broker dealers	Compensation to Underwriters	Other — (Training and supervision)
Guardian Large Cap Fundamental Growth VIP Fund	$1,418,580	$1	$5,258	$-	$1,064,903	$348,100	$318
Guardian Large Cap Disciplined Growth VIP Fund	$3,094,601	$1	$9,328	$-	$2,466,707	$617,228	$1,338
Guardian Integrated Research VIP Fund	$355,249	$-	$878	$-	$290,349	$64,004	$18
Guardian Diversified Research VIP Fund	$793,754	$-	$2,907	$-	$598,556	$192,104	$187
Guardian Large Cap Disciplined Value VIP Fund	$629,631	$-	$3,284	$-	$409,926	$216,364	$56
Guardian Growth & Income VIP Fund	$713,326	$1	$2,893	$-	$519,187	$190,682	$563
Guardian Mid Cap Traditional Growth VIP Fund	$351,793	$-	$1,885	$-	$225,456	$124,415	$38
Guardian Mid Cap Relative Value VIP Fund	$764,884	$-	$3,565	$-	$526,210	$234,992	$117
Guardian International Growth VIP Fund	$530,613	$-	$2,199	$-	$382,890	$145,425	$99
Guardian International Equity VIP Fund	$1,211,350	$-	$3,797	$-	$952,860	$254,478	$215
Guardian Core Plus Fixed Income VIP Fund	$1,094,226	$-	$5,206	$-	$744,763	$344,090	$167
Guardian Global Utilities VIP Fund	$374,347	$-	$1,269	$-	$289,197	$83,833	$49
Guardian Multi-Sector Bond VIP Fund	$1,354,516	$-	$4,691	$-	$1,039,147	$310,294	$384
Guardian U.S. Government Securities VIP Fund	$1,132,513	$-	$4,059	$-	$859,737	$268,413	$305
Guardian Total Return Bond VIP Fund	$1,591,760	$-	$5,188	$-	$1,242,572	$343,564	$434
Guardian Small Cap Core VIP Fund	$1,197,132	$1	$4,544	$-	$893,410	$299,006	$171
Guardian All Cap Core VIP Fund	$53,521	$-	$71	$-	$48,163	$5,287	$-
Guardian Select Mid Cap Core VIP Fund	$357,179	$-	$595	$-	$312,084	$44,495	$5
Guardian Small-Mid Cap Core VIP Fund	$461,039	$-	$873	$-	$394,808	$65,337	$21
Guardian Strategic Large Cap Core VIP Fund	$344,511	$1	$832	$-	$281,326	$62,271	$81

Purchases, Redemptions and Exchanges

Purchase of Shares

The Trust’s shares are not sold directly to the general public. Rather, the Trust offers its shares for purchase only to the Separate Accounts. The separate accounts are used to fund Contracts.

Redemption of Shares

The Trust will ordinarily redeem shares of the Trust for cash. Redemptions are effected at the NAV per share next determined after receipt of the redemption request from the separate account owning the shares. Redemption proceeds will be paid within seven days of the receipt of instructions in proper form, or sooner, if required by law. The right to redeem shares or to receive payment with respect to any redemption may be suspended only for a period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for a period during which trading thereon is restricted because an emergency exists, as defined by the SEC, which makes disposal of a Fund’s securities or determination of the NAV of each Fund not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Fund.

Exchanges Among the Funds

The Trust does not deal directly with Contract owners to effect purchases, redemptions, or exchanges of the Contract owners’ Fund shares. Contract owners should refer to the applicable contract or policy prospectus or the Prospectus for more information.

Fund Transactions and Brokerage

Investment Decisions

Investment decisions for the Trust and for any other investment advisory clients of the Manager, or applicable Subadviser, are made with the aim of obtaining their respective investment goals. Investment decisions are the result of many factors, including basic suitability for the particular client involved (including the Trust). Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse impact on other clients, including a Fund.

Furthermore, there are times when the Manager or a Subadviser may simultaneously purchase or sell the same security for two or more clients. In these instances, transactions in securities will be allocated between the Trust and the Manager’s or Subadviser’s other clients in a manner deemed fair and reasonable by the Manager or Subadviser. If a Fund desires to acquire the same security at the same time as another Manager or Subadviser client, such Fund may not be able to acquire as much of such security as it seeks. This could have an adverse effect on the price or value of the security insofar as a specific Fund is concerned. The Manager or Subadviser may decide to aggregate orders for the same security for more than one client and then allocate purchases or sales in a manner deemed fair and equitable, over time, and consistent with the Manager’s or Subadviser’s written policies and procedures.

Brokerage and Research Services

The Manager and the Subadvisers place orders for the purchase and sale of securities for the Funds. The Manager and each Subadviser has full brokerage discretion. The Manager or Subadviser evaluates the range and quality of a broker’s services in placing trades and may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Manager or Subadviser, a commission which includes payment for both brokerage and research. These payments may be made in accordance with Section 28(e) of the 1934 Act and may be subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below. This research is designed to enhance the Manager’s or Subadviser’s own research. Although the research may be useful to the Manager or Subadviser in advising its clients (including the Trust), a Fund may not benefit from all of the research received on each occasion. Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge. The advisory fees are not reduced by reason of receipt of research services. No brokerage fees were paid to an affiliate of the Manager, including the Distributor (or its affiliates).

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year (or period, as noted) ended December 31, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund, and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI. These funds paid no brokerage commissions during fiscal year 2021.

	Total Brokerage	Total Amount of	Total Soft Dollar
Fund	Commissions	Transactions(1)	Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$26,811	$16,447,703	$12,394
Guardian Large Cap Disciplined Growth VIP Fund	$49,889	$347,623,838	$9,328
Guardian Integrated Research VIP Fund	$33,985	$34,877,473	$653
Guardian Diversified Research VIP Fund	$81,851	$46,421,997	$30,686
Guardian Large Cap Disciplined Value VIP Fund	$102,848	$162,835,453	$59,772
Guardian Growth & Income VIP Fund	$16,061	$42,273,012	$6,127
Guardian Mid Cap Traditional Growth VIP Fund	$5,031	$34,999,660	$10,603
Guardian Mid Cap Relative Value VIP Fund	$100,420	$23,742,479	$63,890
Guardian International Growth VIP Fund	$40,266	$-	$-
Guardian International Equity VIP Fund	$243,691	$48,909,350	$80,480
Guardian Core Plus Fixed Income VIP Fund	$10,402	$-	$-
Guardian Global Utilities VIP Fund	$19,099	$39,044,050	$2,722
Guardian Multi-Sector Bond VIP Fund	$51,761	$-	$-
Guardian U.S. Government Securities VIP Fund	$40,434	$-	$-
Guardian Total Return Bond VIP Fund	$55,660	$-	$-
Guardian Small Cap Core VIP Fund	$236,805	$25,232,683	$93,595
Guardian All Cap Core VIP Fund(3)	$2,466	$2,610,977	$107
Guardian Select Mid Cap Core VIP Fund(3)	$89,990	$49,354,328	$3,426
Guardian Small-Mid Cap Core VIP Fund(3)	$114,971	$82,637,533	$44,689
Guardian Strategic Large Cap Core VIP Fund(3)	$35,559	$5,142,773	$254

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

(3) This Fund commenced operations on October 25, 2021.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year ended December 31, 2020. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no brokerage commissions during fiscal year 2020.

Fund	Total Brokerage Commissions	Total Amount of Transaction(1)	Total Soft Dollar Commission(2)
Guardian Large Cap Fundamental Growth VIP Fund	$35,893	$16,271,964	$23,473
Guardian Large Cap Disciplined Growth VIP Fund	$58,016	$324,909,588	$10,455
Guardian Integrated Research VIP Fund	$4,788	$2,347,617	$1,517
Guardian Diversified Research VIP Fund	$124,772	$40,311,578	$41,932
Guardian Large Cap Disciplined Value VIP Fund	$124,193	$149,496,177	$62,160
Guardian Growth & Income VIP Fund	$20,812	$10,295	$10,336
Guardian Mid Cap Traditional Growth VIP Fund	$7,044	$22,691,849	$10,650
Guardian Mid Cap Relative Value VIP Fund	$157,646	$41,608,593	$96,027
Guardian International Growth VIP Fund	$45,086	$-	$-
Guardian International Equity VIP Fund	$111,450	$89,645,599	$81,588
Guardian Core Plus Fixed Income VIP Fund	$7,051	$-	$-
Guardian Global Utilities VIP Fund	$24,513	$49,739,608	$4,553
Guardian Multi-Sector Bond VIP Fund	$76,851	$-	$-
Guardian U.S. Government Securities VIP Fund	$45,986	$-	$-
Guardian Total Return Bond VIP Fund	$59,839	$-	$-
Guardian Small Cap Core VIP Fund	$260,399	$46,975,779	$125,478

(1)	Total amount of transactions where commissions paid to brokers that provided research services.

(2)	Directed brokerage for research services.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year (or period, as noted) ended December 31, 2019. Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund each commenced operations on October 21, 2019. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no brokerage commissions during fiscal year 2019.

Fund	Total Brokerage Commissions	Total Amount of Transactions(1)	Total Soft Dollar Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$30,686	$41,521,693	$18,084
Guardian Large Cap Disciplined Growth VIP Fund	$59,093	$104,750,206	$5,517
Guardian Integrated Research VIP Fund	$5,095	$2,077,774	$384
Guardian Diversified Research VIP Fund	$130,593	$35,207,330	$41,326
Guardian Large Cap Disciplined Value VIP Fund	$117,903	$249,307,987	$58,017
Guardian Growth & Income VIP Fund	$25,235	$12,590,356	$11,070
Guardian Mid Cap Traditional Growth VIP Fund	$5,207	$—	$—
Guardian Mid Cap Relative Value VIP Fund	$120,913	$53,782,975	$77,015
Guardian International Growth VIP Fund	$44,544	$—	$—
Guardian International Equity VIP Fund	$132,185	$103,468,281	$97,337
Guardian Core Plus Fixed Income VIP Fund	$10,917	$—	$—
Guardian Global Utilities VIP Fund(3)	$33,155	$11,204,850	$585
Guardian Multi-Sector Bond VIP Fund(3)	$29,100	$—	$—
Guardian U.S. Government Securities VIP Fund(3)	$3,164	$—	$—
Guardian Total Return Bond VIP Fund(3)	$36,120	$—	$—
Guardian Small Cap Core VIP Fund(3)	$160,341	$24,042,789	$13,675

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

(3) This Fund commenced operations on October 21, 2019.

Securities of Regular Brokers or Dealers

As of December 31, 2021, the following Funds held securities of their regular brokers or dealers (as defined in the 1940 Act) or of their parent companies:

		Value as of
Fund Name	Broker or Dealer	December 31, 2021
Guardian Integrated Research VIP Fund	BofA Securities, Inc.	$6,550,441
Guardian Integrated Research VIP Fund	J.P. Morgan Securities LLC	$7,065,577
Guardian Integrated Research VIP Fund	Morgan Stanley & Co. LLC	$4,945,792
Guardian Diversified Research VIP Fund	BofA Securities, Inc.	$1,857,591
Guardian Diversified Research VIP Fund	Citigroup Global Markets Inc.	$3,315,048
Guardian Diversified Research VIP Fund	Morgan Stanley & Co. LLC	$813,845
Guardian Large Cap Disciplined Value VIP Fund	BofA Securities, Inc.	$3,539,536
Guardian Large Cap Disciplined Value VIP Fund	Goldman Sachs & Co. LLC	$2,854,588
Guardian Large Cap Disciplined Value VIP Fund	J.P. Morgan Securities LLC	$6,258,942
Guardian Growth & Income VIP Fund	Citigroup Global Markets Inc.	$3,016,179
Guardian Growth & Income VIP Fund	Goldman Sachs & Co. LLC	$4,079,896
Guardian Growth & Income VIP Fund	J.P. Morgan Securities LLC	$3,647,117
Guardian Core Plus Fixed Income VIP Fund	BofA Securities, Inc.	$8,593,715
Guardian Core Plus Fixed Income VIP Fund	Credit Suisse Securities (USA) LLC	$1,336,723
Guardian U.S. Government Securities VIP Fund	Goldman Sachs & Co. LLC	$3,364,158
Guardian Total Return Bond VIP Fund	Goldman Sachs & Co. LLC	$2,785,161
Guardian All Cap Core VIP Fund	J.P. Morgan Securities LLC	$512,262
Guardian All Cap Core VIP Fund	Morgan Stanley & Co. LLC	$278,774
Guardian Small-Mid Cap Core VIP Fund	Raymond James & Associates, Inc.	$3,095,633
Guardian Strategic Large Cap Core VIP Fund	J.P. Morgan Securities LLC	$6,212,071

As of the same date, any Fund not listed above did not hold securities of its regular brokers or dealers or their parents.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of the value of sales or purchases of Fund securities for the fiscal year by the monthly average of the value of the Fund securities owned by the Fund during the fiscal year. Securities with maturities, at acquisition, of one year or less are excluded from this calculation.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions and trading opportunities. A Fund cannot predict its turnover rate, but the rate will be higher when the Fund must significantly change its Fund to adopt a temporary position or use a temporary alternative strategy in order to respond to economic or market events. High portfolio turnover may result in increased brokerage commissions. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance.

Each Fund (other than Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government Securities VIP Fund, Guardian All Cap Core VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund and Guardian Short Duration Bond VIP Fund) commenced operations on September 1, 2016. Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund and Guardian Total Return Bond VIP Fund commenced operations on October 21, 2019. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund commenced operations on October 25, 2021.

Disclosure of Fund Holdings

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Funds’ non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer (or his or her designee) or, where appropriate, a member of the Manager’s senior management (each, an “Authorized Person”), only if the Trust’s Chief Compliance Officer or an Authorized Person determines that disclosure of a Fund’s portfolio holdings to a third party is in the best interests of the Fund’s shareholders. Portfolio holdings information may be disclosed if required by applicable law or requested by any governmental authority. The Manager also may confirm to the issuer of a security that a Fund currently holds such security.

Neither the Manager nor the Funds will receive compensation (or any consideration) in connection with the disclosure of Fund portfolio holdings.

Each Fund’s quarterly portfolio holdings for the last fiscal year will be publicly accessible on the Funds’ website.  These holdings include those in the shareholder reports, which would cover the second and fourth fiscal quarters, and also include holdings for the first and third fiscal quarters.  Shareholder reports and quarterly holdings are posted within 60 days of the close of the relevant period. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on Funds’ website in such scope and form and with such frequency as the Manager may reasonably determine. In addition, each Fund may disclose its top ten securities holdings (which may be presented as part of each Fund’s statistical summaries, web pages, advertising material, or commentaries by the Fund’s investment team (which also may disclose the identity of a single or small number of specific securities held by the Fund that may not be among the top 10 securities holdings)) as of each quarter’s end, no sooner than ten days after the last day of each calendar quarter.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on the Funds’ website (assuming that the Fund discloses in its Prospectus that such information is available on Funds’ website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the Trust’s Chief Compliance Officer or an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving such information, or any representatives of such third party receiving such information, will be required to agree in writing to keep such information confidential and use it for an agreed upon legitimate business purpose. Legal counsel for the Manager will review any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Advisers and their affiliates and the Funds’ custodian, administrator, sub-administrator and accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

State Street, in addition to the Manager and each Subadviser, has an agreement with the Trust or the Manager under which it may receive or have access to non-public Fund holdings information.

Net Asset Value

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share. Each Fund calculates the NAV of its share classes by dividing the value of a Fund’s net assets by the number of shares outstanding on that day.

The Funds calculate their NAVs at the close of regular trading on the New York Stock Exchange (the “Exchange” or “NYSE”) (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be “fair valued” on accordance with the procedures below. Money market securities are generally valued at amortized cost when such value is determined to approximate the fair value of the security. If the Manager or a Subadviser determines that the amortized cost does not approximate the fair value of the security, they may recommend to the Manager’s Fair Valuation Committee an override of the amortized cost and a proposed methodology for determining the fair value of the security.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Board has adopted valuation procedures establishing methodologies for the valuation of the Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the Manager’s Fair Valuation Committee. Determinations of this Committee are subject to review and ratification, if appropriate, by the Board at its next scheduled meeting after the fair valuations are determined. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

The Funds’ valuation procedures permit a Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds’ valuation procedures in the Prospectus and the shareholder reports, nor the above information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus, the shareholder reports and above may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Taxation

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Fund by the Separate Accounts for the purpose of funding variable insurance policies. It is not intended to be, and should not be considered to be, legal or tax advice to any potential purchaser or acquirer of Fund shares. Unless otherwise stated, this summary addresses only matters relating to the status of each Fund as a disregarded entity for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), as well as the application of the diversification rules under section 817(h) of the Code. It does not address any other U.S. federal, state, local or foreign tax consequences either affecting the Funds or holders of Fund shares arising as a result of an investment in the Funds. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) as well as the administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Fund.

It should be noted that a life insurance company, and not the owners of life or annuity insurance contracts, may only be a shareholder of any Fund. The U.S. federal income tax treatment of owners of life or annuity insurance contracts is addressed separately in materials provided by insurance companies in connection with the offering of such insurance contracts. As such, the following matters may be relevant to a life insurance company’s investment in Fund shares, but does not address the general U.S. federal income tax considerations regarding an investment in Fund shares held in a life insurance company’s general or separate accounts.

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to an entity-level income tax and any income, gains, losses, deductions, and credits of the Fund are instead taken into account by GIAC (including the Separate Accounts that invest in the Fund) without regard to whether GIAC has received or will receive any corresponding distributions from the Fund. It is expected that a variable annuity or variable life insurance policy owner would not be affected by a Fund’s classification as a disregarded entity for U.S. federal income tax purposes.

If a Fund or an insurance company directly or indirectly owns 10% or more of the total combined voting power or value of all classes of stock of a foreign corporation, an insurance company holder of the Fund’s shares would be considered a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a non-U.S. corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. As a U.S. Shareholder, an affected insurance company would be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the non-U.S. corporation has been a CFC for at least thirty uninterrupted days in its taxable year. Subpart F income generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is characterized as ordinary income for U.S. federal income tax purposes, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a taxable year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a taxable year generally cannot be carried forward by the CFC to offset gains realized by the CFC in subsequent taxable years.

If a Fund acquires an equity interest in a passive foreign investment company (“PFIC”) there may be tax consequences to an insurance company holding such Fund’s shares. PFICs are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, an insurance company could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. An election may be available that would ameliorate these adverse tax consequences, but such election (known as the “qualified electing fund” election) would require the insurance company to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distribution from the PFIC. There can be no assurance that a PFIC in which a Fund holds an interest will provide the information necessary to permit a QEF election to be made. Shareholders of a Fund that invests in a CFC or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such entities. Shareholders should consult their tax advisors in this regard.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are characterized as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally characterized as ordinary gain or loss.

A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Section 301.6112-1(c)(1) of the Treasury Regulations, to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the Internal Revenue Service (the “IRS”), including to the IRS’ Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.

Each Fund also intends to comply with Treasury Regulations promulgated under Section 817(h) of the Code that apply to certain investment companies underlying variable contracts. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the Separate Accounts, are “adequately diversified,” and certain other requirements are met, a holder of a variable contract supported by the segregated asset account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the variable contract. In determining whether a segregated asset account is “adequately diversified,” the Treasury Regulations promulgated under Section 817(h) of the Code provide a “look-through rule” with respect to a segregated asset account’s investments in certain investment companies, such as the Funds, provided certain conditions are satisfied by such investment companies. In order to obtain the benefits afforded by this look-through rule, each Fund is required to limit its ownership of Fund shares to (i) insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders. As such, an investment made by GIAC (including the Separate Accounts) in the shares of a Fund will cause GIAC to be treated as if it owns (as a separate investment) its proportionate share of each asset of the Fund for purposes of satisfying its own diversification requirements under Section 817(h) of the Code, provided that the Fund continues to be classified as a disregarded entity for U.S. federal income tax purposes. In satisfying these diversification requirements, each Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. As such, it is possible that, in order to comply with these diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the diversification requirements or to satisfy the look-through rule provided under Section 817(h) of the Code could cause affected variable contracts to lose their favorable tax status, and could require a variable contract holder to include any income accrued under the variable contracts currently as ordinary income for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the diversification requirements under Section 817(h) of the Code may be corrected; however, such a correction would require a payment to be made to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the variable contracts.

Furthermore, in order for a variable life insurance policy or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the variable life insurance policy or variable life contract must be considered to be owned by the insurance company and not by the variable contract owner. Under current U.S. tax law, if a variable contract owner has excessive control over the investments made by a separate account, or the underlying fund, the variable contract owner will be taxed currently on income and gains from the separate account or fund. In other words, in such a case of “investor control” the variable contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the variable contract or the relationship between the variable contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the variable contract offers access to funds that are available to the general public, the number of transfers that a variable contract owner may make from one investment option to another, and the degree to which a variable contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns a variable contract owner’s actions. Under various IRS pronouncements, a variable contract owner may not select or control particular investments, other than choosing among broad investment choices, such as selecting a particular Fund. A variable contract owner may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Funds must be made by the Subadviser for such Fund, in its sole and absolute discretion, and not by the variable contract owner. Furthermore, under these IRS pronouncements, a variable contract owner may not communicate directly or indirectly with such a Subadviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

The above discussion only addresses some of the factors that the IRS considers in determining whether a variable contract holder has an impermissible level of investor control over a separate account. Variable contract holders should consult the insurance companies issuing their variable contracts and their own tax advisors, as well as the prospectus relating to their particular variable contract, for further information concerning this investor control issue. Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to cause variable contract owners to be subject to tax currently on their share of income and gains caused by a Fund such that variable contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Funds and other variable contracts.

Dividend income from U.S. sources received by a Fund will be income potentially eligible for the dividends received deduction by the insurance company owner of the Fund, and a Fund incurring foreign taxes will pass through to its insurance company owner potentially allowable foreign tax credits. The benefits, which may be material, of these deductions and credits will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Fund through an insurance company separate account, such as the Separate Accounts, are urged to consult with their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the Contract owner, such Contract owner should consult the prospectus for the particular Contract.

Other Information

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board may establish additional series (with different investment goals and fundamental policies) or classes of shares at any time in the future. When issued, all shares are fully paid, redeemable, transferable, and non-assessable by the Trust. Shares issued by a series of the Trust generally represent an equal proportionate interest in the assets, liabilities, income and expenses of the Trust and/or series, as applicable.  Unless the Trustees decide otherwise in their sole discretion, shareholders have no preemptive or other similar rights to subscribe to any additional shares or other securities issued by the Trust, whether of the same or of another series.

Pursuant to the Trust’s Declaration of Trust dated March 10, 2016, the Trustees have the authority to provide from time to time that shareholders shall have the right to convert or exchange such shares for or into shares of one or more other series or for interests in one or more other trusts, corporations, or other business entities (or a series of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.  Please refer to the section of the SAI “Exchanges Among the Funds” for more information. In addition, the Trustees may from time to time declare and pay dividends or other distributions with respect to any series, the amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property is in the discretion of the Trustees.  Please refer to the section of the Prospectus “Dividends and Distributions” for more information.

Subject to the distinctions permitted by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any series, each share of the Trust (or series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such series), and each holder of shares of the Trust (or a series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the shares of any series or upon the liquidation and termination of a series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust.  Upon the requisite action to dissolve any one or more series and in accordance with the terms of the Declaration of Trust (which provides that a series may be dissolved at any time by the Trustees by written notice to the shareholders), the Trust will generally distribute the proceeds to the shareholders of the series involved ratably according to the number of shares of such series held by the shareholders of such series.

Except as otherwise provided in the Declaration of Trust, the Trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay pursuant to terms of the Declaration of Trust or by way of subscription for any shares or otherwise.

The foregoing is a summary and the Declaration of Trust sets forth additional terms relating to the capitalization of the Trust.  The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. As further provided in the Declaration of Trust, each shareholder of the Trust and of each series shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Therefore, the Trust anticipates that shareholders generally will not be subject to personal liability for Trust or series obligations. The Trust also anticipates that the risk that a shareholder will incur personal liability for such obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Declaration of Trust.

The Declaration of Trust provides that the Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Statutory Trust Act.  The Declaration of Trust further provides that no Trustee shall be liable to the Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence, or reckless disregard of his duties as a Trustee and that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or principal underwriter of the Trust.

The foregoing is a summary and the Declaration of Trust includes additional provisions relating to shareholder and Trustee liability (as well as the liability of officers of the Trust).  The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Control Persons and Principal Shareholders

The Funds are only available as an underlying investment fund for the Contracts. Accordingly, the applicable Separate Accounts that own Shares of the Funds could be deemed to control the voting securities of the Funds (i.e., by owning more than 25%). However, GIAC exercises voting rights attributable to any shares of the Funds owned by it (directly or indirectly) in accordance with voting instructions received by Contract owners.

Control Persons and Principal Holders

As of March 31, 2022, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BJ 10 HUDSON YARDS NEW YORK, NY 10001	39.87%
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 4AB 10 HUDSON YARDS NEW YORK, NY 10001	36.17%
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 4AL 10 HUDSON YARDS NEW YORK, NY 10001	17.99%
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE '12 - 0LJ 10 HUDSON YARDS NEW YORK, NY 10001	5.97%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2AB 10 HUDSON YARDS NEW YORK, NY 10001	44.97%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BF 10 HUDSON YARDS NEW YORK, NY 10001	25.84%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2AL 10 HUDSON YARDS NEW YORK, NY 10001	23.47%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE '12 - 0LF 10 HUDSON YARDS NEW YORK, NY 10001	5.72%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0DB 10 HUDSON YARDS NEW YORK, NY 10001	41.61%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BH 10 HUDSON YARDS NEW YORK, NY 10001	30.95%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0DL 10 HUDSON YARDS NEW YORK, NY 10001	23.22%

98

Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0AB 10 HUDSON YARDS NEW YORK, NY 10001	38.13%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BA 10 HUDSON YARDS NEW YORK, NY 10001	34.72%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0AL 10 HUDSON YARDS NEW YORK, NY 10001	20.20%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE '12 - 0LA 10 HUDSON YARDS NEW YORK, NY 10001	5.38%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0SB 10 HUDSON YARDS NEW YORK, NY 10001	57.41%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0SL 10 HUDSON YARDS NEW YORK, NY 10001	28.25%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BD 10 HUDSON YARDS NEW YORK, NY 10001	13.44%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2UB 10 HUDSON YARDS NEW YORK, NY 10001	27.13%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B0 10 HUDSON YARDS NEW YORK, NY 10001	23.77%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 257 10 HUDSON YARDS NEW YORK, NY 10001	18.19%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2UL 10 HUDSON YARDS NEW YORK, NY 10001	13.71%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2RA 10 HUDSON YARDS NEW YORK, NY 10001	12.09%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B3 10 HUDSON YARDS NEW YORK, NY 10001	38.70%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2WB 10 HUDSON YARDS NEW YORK, NY 10001	34.20%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2WL 10 HUDSON YARDS NEW YORK, NY 10001	17.22%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L3 10 HUDSON YARDS NEW YORK, NY 10001	5.53%

99

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE 0EB 10 HUDSON YARDS NEW YORK, NY 10001	51.83%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2RL 10 HUDSON YARDS NEW YORK, NY 10001	25.50%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B4 10 HUDSON YARDS NEW YORK, NY 10001	18.84%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B1 10 HUDSON YARDS NEW YORK, NY 10001	44.02%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0UB 10 HUDSON YARDS NEW YORK, NY 10001	26.17%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0UL 10 HUDSON YARDS NEW YORK, NY 10001	11.02%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 230 10 HUDSON YARDS NEW YORK, NY 10001	7.89%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L1 10 HUDSON YARDS NEW YORK, NY 10001	5.84%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2R3 10 HUDSON YARDS NEW YORK, NY 10001	5.04%
Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B2 10 HUDSON YARDS NEW YORK, NY 10001	85.73%
Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L2 10 HUDSON YARDS NEW YORK, NY 10001	12.76%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B3 10 HUDSON YARDS NEW YORK, NY 10001	46.68%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0VB 10 HUDSON YARDS NEW YORK, NY 10001	29.71%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0VL 10 HUDSON YARDS NEW YORK, NY 10001	12.12%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L3 10 HUDSON YARDS NEW YORK, NY 10001	6.49%

100

Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B5 10 HUDSON YARDS NEW YORK, NY 10001	70.08%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 44B 10 HUDSON YARDS NEW YORK, NY 10001	13.14%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L5 10 HUDSON YARDS NEW YORK, NY 10001	10.19%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 44L 10 HUDSON YARDS NEW YORK, NY 10001	5.49%
Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B6 10 HUDSON YARDS NEW YORK, NY 10001	87.14%
Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L6 10 HUDSON YARDS NEW YORK, NY 10001	12.66%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2NB 10 HUDSON YARDS NEW YORK, NY 10001	38.11%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B9 10 HUDSON YARDS NEW YORK, NY 10001	34.24%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2NL 10 HUDSON YARDS NEW YORK, NY 10001	20.27%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L9 10 HUDSON YARDS NEW YORK, NY 10001	5.24%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B7 10 HUDSON YARDS NEW YORK, NY 10001	47.64%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0WB 10 HUDSON YARDS NEW YORK, NY 10001	29.64%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0WL 10 HUDSON YARDS NEW YORK, NY 10001	12.18%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L7 10 HUDSON YARDS NEW YORK, NY 10001	7.09%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B0 10 HUDSON YARDS NEW YORK, NY 10001	76.51%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L0 10 HUDSON YARDS NEW YORK, NY 10001	12.18%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0HB 10 HUDSON YARDS NEW YORK, NY 10001	7.72%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QA 10 HUDSON YARDS NEW YORK, NY 10001	54.74%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RD 10 HUDSON YARDS NEW YORK, NY 10001	38.59%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A F - 0FA 10 HUDSON YARDS NEW YORK, NY 10001	6.67%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0FB 10 HUDSON YARDS NEW YORK, NY 10001	40.33%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QC 10 HUDSON YARDS NEW YORK, NY 10001	22.99%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2EL 10 HUDSON YARDS NEW YORK, NY 10001	20.66%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RE 10 HUDSON YARDS NEW YORK, NY 10001	15.31%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0QB 10 HUDSON YARDS NEW YORK, NY 10001	49.28%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2FL 10 HUDSON YARDS NEW YORK, NY 10001	25.76%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BK 10 HUDSON YARDS NEW YORK, NY 10001	9.91%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QE 10 HUDSON YARDS NEW YORK, NY 10001	8.77%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2EB 10 HUDSON YARDS NEW YORK, NY 10001	36.59%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BP 10 HUDSON YARDS NEW YORK, NY 10001	28.81%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2QL 10 HUDSON YARDS NEW YORK, NY 10001	19.86%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA B SHARE - 4Z4 10 HUDSON YARDS NEW YORK, NY 10001	7.76%

101

Voting Rights

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in a fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in accordance with voting instructions received, and will votes shares or other voting interests not received in proportion to the voting instructions received by all separate accounts. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

The Trust is not required (and has no current intention) to hold annual meetings of shareholders, but a shareholder meeting may be called by the Chairman or Trustees at any time.  Shareholder meetings will be called when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote or required under applicable Delaware law or federal law, including the 1940 Act.  Shares may be voted in person or by proxy or in any manner provided for in the Trust’s By-laws or as determined by the Trustees.

The Declaration of Trust provides that the shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or as a result of the filing of any registration of the Trust or series as an investment company under the 1940 Act with the SEC (or any successor agency) or as the Trustees may consider necessary or desirable.  For example, under the Declaration of Trust, any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds (2/3) of the shares.  The Declaration of Trusts states that there shall be no cumulative voting in the election of Trustees and a plurality shall elect a Trustee.

Subject to the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust and shareholders have the right to vote: (i) on any amendment which would affect their right to vote on certain matters (as set forth in the Declaration of Trust), (ii) on any amendment to the amendment provision of the Declaration of Trust, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

The Declaration of Trust provides that, on each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series is required by the 1940 Act or other applicable law or is required by attributes applicable to any series, such requirements as to a separate vote by that series shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series and the interests of each such series in the matter are identical, then the shares of all such affected series shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series, only the holders of shares of the one or more affected series shall be entitled to vote. Subject to the Declaration of Trust, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

The foregoing is a summary and the Declaration of Trust includes additional provisions relating to shareholder voting rights. The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

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Custodian and Transfer Agent

State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street serves as the transfer agent of the Trust and is compensated by the Trust for transfer agency services pursuant to a Transfer Agency and Service Agreement. State Street provides customary transfer agency services to the Trust, including the processing of shareholder transactions, the payment of dividends and distributions, and related functions.

Financial Statements

A copy of each Fund’s Annual Report (when available) may be obtained upon request and without charge by writing or calling GIAC at the telephone number on the front cover of the SAI.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Trust. PwC will audit and report on the Funds’ annual financial statements, review certain regulatory reports, and perform other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Code of Ethics

The Trust, Manager and Distributor and each Subadviser have adopted codes of ethics that comply in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent Trustees, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of a Fund from using that information for their personal benefit or to the disadvantage of a Fund. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by a Fund, but impose certain restrictions on such transactions and require Access Persons to report all of their personal securities transactions (subject to certain exceptions, such as transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments or, in the case of an Independent Trustee, where the Independent Trustee did not know and should not have known that a Fund also engaged in a transaction in the same securities within a specified time before or after the Independent Trustee’s trade and no trading blackout period otherwise is in place pursuant to the applicable code). Each of the codes of ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies and Procedures

The Board has adopted policies and procedures to govern proxy voting relating to each Fund. The proxy voting policies and procedures delegate the responsibility of voting proxies and maintaining proxy recordkeeping to the

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Manager, subject to general oversight by the Board. The Manager and the Board view the proxy voting process as a component of the investment process, and the Board has instructed the Manager to vote proxies in a way that is in the Funds’ best interest and consistent with achieving the optimal benefit for the Funds. The Manager has adopted its own proxy voting policies and procedures (the “Proxy Policies”), which the Board has approved in delegating voting authority to the Manager. Among other things, the Proxy Policies address conflicts of interest that may arise between the interests of a Fund and the interests of the Manager and its affiliates.

The Proxy Policies set forth the Manager’s general position on a variety of proposals, but the Manager may determine under some circumstances that it would be in a Fund’s best interest to vote contrary to that position. The Proxy Policies may or may not reflect the position of a Board member or of a majority of the Board on a particular issue.

A copy or a summary of the proxy voting procedures and guidelines of each Fund, including procedures of the Manager, is attached hereto as Appendix B. The Trust will file, by August 31st of each year, information regarding how each Fund voted proxies during the most recent twelve-month period ended June 30th. This information is available after filing on the Trust’s website at www.guardianlife.com or on the SEC’s website at http://www.sec.gov.

The Manager may delegate proxy voting authority to a Subadviser; provided that the Subadviser either (1) follows the Manager’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Applicable Fund or Funds and appear to comply with governing regulations. The Trust may revoke all or part of this delegation (to the Manager and/or Subadvisers as applicable) at any time by a vote of the Board. Set forth in Appendix B are the proxy voting policies and procedures (or a summary) of each Subadviser as prepared and provided by each Subadviser.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable codes of ethics), are on file with the SEC and may be examined on the SEC website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (the “Rating Agencies”) are S&P Global Ratings (“S&P Global”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). As of a recent date, information regarding ratings from each of these Rating Agencies is listed below.

S&P Global

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

S&P Global ratings may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the rating categories.

Obligations rated ‘AAA’, ‘AA’, ‘A, and ‘B’ are regarded as being investment grade obligations. While such obligations will likely have some uncertainties or exposures to adverse conditions, these may be outweighed by their quality and protective characteristics.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics and not regarded as investment grade. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event

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of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Moody’s

Long-Term Ratings

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Short-Term Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Fitch ratings may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the rating categories.

Long-Term Ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D: Default. 'D' indicates a default. Default generally is defined as one of the following:

● Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

● bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

● distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings

F1: Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2: Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

Proxy Voting Policies and Procedures

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Clearbridge Investments, LLC (“Clearbridge”)

Wellington Management Company LLP (“Wellington”)

Massachusetts Financial Services Company (“MFS”)

Putnam Investment Management, LLC (“Putnam”)

Boston Partners Global Investors, Inc. (“Boston Partners”)

AllianceBernstein L.P. (“AllianceBernstein” or “AB”)

Janus Henderson Investors US LLC (“Janus”)

FIAM LLC (“FIAM”)

Allspring Global Investments, LLC (“Allspring”)

J.P. Morgan Investment Management Inc. (“JPMIM”)

Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (collectively, “Schroders”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

Park Avenue Institutional Advisers LLC (“Park Avenue”)

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, its policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers. PAIA shall generally vote in favor of routine corporate housekeeping proposals, including election of directors (absent material corporate governance issues), selection of auditors, and increases in or reclassification of common stock. For other proposals, PAIA shall determine whether a proposal is in the best interest of its client and consider factors including but not limited to the following:

●                  Whether the proposal is recommended by management considering PAIA’s opinion of the quality of the incumbent management;

●                  Whether the proposal acts to entrench existing management or conversely to protect competent management against inappropriate outside influence;

●                  Whether the proposal fairly compensates management for past or future performance; and

●                  Whether the proposal is consistent with industry standards and corporate governance best practices.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. It provides an electronic voting solution that helps manage meeting notification, voting, tracking, mailing, reporting, record maintenance and vote disclosure but does not provide research, advice or recommendations on proxy votes. The Proxy Voting Service Provider does maintain data driven proxy guidelines reflecting voting trends of top fund families whose goal is to maximize shareholder value. Based upon the voting trends, a shareholder value template is created reflecting the majority voting trends for each proposal type, based upon a certain set of rules to assist the portfolio manager. The portfolio manager or his designee will be responsible for proxy voting decisions. The Proxy Voting Service Provider will execute voting instructions based upon portfolio manager decisions. The Proxy Voting Service Provider retains copies of each proxy statement and maintains records of how each proposal was voted.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest. Park Avenue has taken certain measures to prevent economic or political incentives on the part of fund management or other Park Avenue affiliated business units from influencing the outcome of a vote. Park Avenue has created an information barrier between fund management and other business units including affiliates that may have non-public or other sensitive information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions. If an occasion arises in which Park Avenue is unable to vote a proxy due to its own potential material conflict of interest between the issuer and Park Avenue or a Park Avenue affiliate or employee, the proxy proposal will be referred the Park Avenue Compliance Oversight Committee (hereafter, the “Oversight Committee”) to provide specific voting instructions. The Oversight Committee will provide voting instructions on the proposal after consulting with the portfolio manager and considering all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the relevant client or mutual fund board of trustees for guidance.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

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GLOBAL PROXY POLICY AND PROCEDURES

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

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GLOBAL PROXY POLICY AND PROCEDURES

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

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Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

Global Proxy Voting Guidelines

April 2020

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.

Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

Our approach to stewardship

The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.

In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.

We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.

Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.

Engagement

Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.

Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

Wellington Management Global Proxy Voting Guidelines	2

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.

Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

Board engagement

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.

Please see Wellington’s Engagement Policy for more information.

Our approach to voting

We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.

The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Voting guidelines

Board composition and role of directors

We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.

Wellington Management Global Proxy Voting Guidelines	3

In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.

Board diversity

We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.

We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.

Director attendance and commitment

We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over-boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.

Wellington Management Global Proxy Voting Guidelines	4

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

•	Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

•	Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

•	Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

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•	Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.

We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

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Shareholder voting rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).

Multiple voting rights

More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

Proxy access

We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in -line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.

Capital structure and capital allocation

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

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Capital allocation (Japan)

Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Environmental and social issues

Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

Corporate culture, human capital, and diversity & inclusion

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well-articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.

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As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

Stakeholders and risk management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Conclusion

At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long-term, sustainable value in their enterprises.

- 1 - 1047072 MASSACHUSETTS FINANCIAL SERVICES COMPANY PROXY VOTING POLICIES AND PROCEDURES January 1, 2022 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures. The MFS Proxy Voting Policies and Procedures include: A. Voting Guidelines; B. Administrative Procedures; C. Records Retention; and D. Reports. A. VOTING GUIDELINES 1. General Policy; Potential Conflicts of Interest MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

- 2 - 1047072 As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by- case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment. These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest. At MFS, we seek to achieve our clients' long-term economic objectives by responsibly allocating their capital. We believe that practicing good stewardship in the exercise of our ownership activities, including the integration of environmental, social and governance ("ESG") factors into our proxy voting activities, is an essential component of this purpose. For this reason, MFS participates in organizations, engagements or other collaborative industry efforts to enhance our knowledge of specific ESG issues or to further ESG-related initiatives (e.g., the Principles for Responsible Investment, Net Zero Asset Managers Initiative, Climate Action 100+, ShareAction etc.). In developing these guidelines and in conducting our ownership activities, MFS considers ESG issues in light of its fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

- 3 - 1047072 2. MFS’ Policy on Specific Issues Election of Directors at U.S. Issuers MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis. MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re- election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer (including a failure by the board to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents). MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 20% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of a board, including race, ethnicity or geographical location.

- 4 - 1047072 MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO. MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for- performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details. Proxy Contests From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients. Majority Voting and Director Elections MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

- 5 - 1047072 Classified Boards MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies. Proxy Access MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re- submission thresholds for director nominees via Proxy Access. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access. Stock Plans MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

- 6 - 1047072 MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange. MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution. Shareholder Proposals on Executive Compensation MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices. MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger). Advisory Votes on Executive Compensation MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures

- 7 - 1047072 that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders. MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis. “Golden Parachutes” From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition. Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive. Anti-Takeover Measures In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to

- 8 - 1047072 prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer. MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. Reincorporation and Reorganization Proposals When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers). Issuance of Stock There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. Repurchase Programs MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders. Cumulative Voting MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

- 9 - 1047072 Written Consent and Special Meetings The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS generally supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting and proposals requesting the right for shareholders to act by written consent. Independent Auditors MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non- audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law. Other Business MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote. Adjourn Shareholder Meeting MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda. Environmental, Social and Governance (“ESG”) Issues MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. We have adopted guidelines, set forth below, that govern how we generally will vote on certain ESG-related proposals. However, MFS may not support a proposal if we believe that the proposal is unduly costly, restrictive, or burdensome or if the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks that the subject matter of the proposal poses to the company’s operations, sales and capital investments. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's

- 10 - 1047072 shareholders. As a result, MFS may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal. MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by- case basis. Because we believe future investment returns are likely to be impacted by climate change and policies designed to combat it, we expect our companies to develop a climate plan to reduce their emissions in line with the Paris Agreement. As such, we generally support proposals requesting that a company (i) provide climate disclosure that is consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures), that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data, and (ii) develop, disclose and implement an emissions reduction plan aligned with the Paris Agreement. MFS will analyze all other environmental proposals, including proposals requesting that an issuer take actions towards a specified environmental goal, on a case- by-case basis. MFS will analyze social proposals, including proposals on diversity, equity and inclusion ("DEI") matters, on a case-by-case basis. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity), and (iii) request more employee-related DEI disclosure . The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to ESG issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

- 11 - 1047072 Global Issuers (ex-U.S.) MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer (including a failure by the board to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents). In such circumstances, we may vote against director nominee(s). Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 20% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Additionally, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of a board including race, ethnicity or geographical location. Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

- 12 - 1047072 MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe. Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain. In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

- 13 - 1047072 From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions. In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above. Mergers, Acquisitions & Other Special Transactions MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. B. ADMINISTRATIVE PROCEDURES 1. MFS Proxy Voting Committee The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee: a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable; b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); c. Considers special proxy issues as they may arise from time to time; and d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

- 14 - 1047072 2. Potential Conflicts of Interest The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures: a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”); b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee; c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best 1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

- 15 - 1047072 long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer. The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate. For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law. Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

- 16 - 1047072 3. Gathering Proxies Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon. MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”). The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee. It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received. 4. Analyzing Proxies Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when

- 17 - 1047072 casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures. For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted. As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies. 2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

- 18 - 1047072 5. Voting Proxies In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients. For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date. 6. Securities Lending From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non- U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares. 7. Engagement The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establishes proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

- 19 - 1047072 C. RECORDS RETENTION MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law. D. REPORTS U.S. Registered MFS Funds MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable. Other MFS Clients MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures. Firm-wide Voting Records MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

- 20 - 1047072 Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

1 MMa ar rc ch h 2 28 8,, 2 20 02 22 2 Putnam Investments Proxy Voting Procedures Introduction and Summary Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law. Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits. This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC. In addition, this memorandum sets forth Putnam’s procedures for coordination of proxy voting with the Putnam Mutual Funds. The Trustees of the Putnam Mutual Funds have retained voting authority and may refer proposals that involve investment considerations to Putnam’s investment professionals for a voting recommendation.

2 Proxy Committee Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee: 1. Reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable. 2. Considers special proxy issues as they may from time to time arise. 3. Must approve all vote overrides recommended by investment professionals. Proxy Voting Administration The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department, the Proxy Manager has the following duties: 1. Annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review. 2. Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto. 3. Manages the process of referring issues to portfolio managers for voting instructions. 4. Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Glass Lewis & Co. (Glass Lewis) to process proxy votes) and the process of setting up the voting process with Glass Lewis and custodial banks for new clients. 5. Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from Glass Lewis and other vendors and forwards information to investment professionals prepared by other areas at Putnam. 6. Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation team described in more detail in the Proxy Referral section below.

3 7. Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts. 8. Prepares and distributes reports required by Putnam clients. Proxy Voting Guidelines Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A. In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows: 1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department and with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request. 2. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department. Other 1. Putnam may elect not to vote when the security is no longer held. 2. Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements. 3. Putnam does not recall shares on loan to vote proxies. 4. Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and

4 responsibility, such as custodial proxy voting services, in part or whole, not available or not established by client, or custodial error. Proxy Voting Referrals Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Director, Proxy Voting and Corporate Governance (“Proxy Voting Director”), coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer, Equities and Director of Equity Research). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts, including Putnam mutual funds, and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation. Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Manager will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them if they so choose. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team. The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the Investment Division, the completed request will be reviewed by the Proxy Manager or the Putnam Funds Proxy Voting Director to be sure it has been completed correctly. If not, the Proxy Manager or Putnam Funds’ Proxy Voting Director will follow up with representatives of the Investment Division to be sure the referral request is completed correctly.

5 Conflicts of Interest A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted: 1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses. 2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict. 3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts, including Putnam mutual funds, and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation. 4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals involving the Putnam mutual funds, the Proxy Manager will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database for review by the Mutual Funds’ Proxy Voting Director prior to vote execution. The Proxy Voting Manager will also complete the Proxy Voting Conflict of Interest Disclosure Form for referrals not involving Putnam mutual funds and will prepare a quarterly report for the Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms. 5. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Legal and Compliance Department and with the Proxy Committee (or,

6 in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf). Recordkeeping The Legal and Compliance Department will retain copies of the following books and records: 1. A copy of Proxy Procedures and Guidelines as are from time to time in effect; 2. A copy of each proxy statement received with respect to securities in client accounts; 3. Records of each vote cast for each client; 4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc. 5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response. All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

7 Exhibit A to Proxy Procedures Putnam Investments Proxy Voting Guidelines The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager. Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits. These proxy voting policies are intended to be decision making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines. The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers. I. Board-Approved Proposals Proxies will be voted for board-approved proposals, except as follows: A. Matters Relating to the Board of Directors Uncontested Election of Directors

8 The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows: Putnam will withhold votes for the entire board of directors if: The board does not have a majority of independent directors, The board does not have nominating, audit and compensation committees composed solely of independent directors, The board has more than 19 members or fewer than five members, absent special circumstances. Putnam may refrain from voting against the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, if the company has stated (for example in an 8-K) it will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting. Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues. Putnam will withhold votes for any nominee for director who has received compensation from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees). Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings. Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

9 Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.) Putnam will refrain from opposing the board members who served at the time of the adoption the poison pill if the duration is one year or less, or if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.) Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if: there are no women on the board, or in the case of a board of ten members or more, there are fewer than two women on the board Putnam will vote against the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity. (Note: Gender diversity is addressed under a separate guideline.) Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

10 Putnam will vote on a case-by-case basis for any nominee for director who serves on more than five (5) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”). Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Note: Designation of executive director is based on company disclosure. Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval. Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board. Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies. Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal.

11 Classified Boards Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure. Ratification of Auditors Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.) Contested Elections of Directors Putnam will vote on a case-by-case basis in contested elections of directors. B. Executive Compensation Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows: Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis. Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity- based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is less than 5%. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote on a case-by-case basis. Note: Such plans must first pass all of Putnam's other screens.

12 Putnam will vote proposals to issue equity grants to executives on a case-by-case basis. Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options). Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment. Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows: Vote on a case-by-case basis if any of the following circumstances exist: the amount per employee under the plan is unlimited, or the maximum award pool is undisclosed and the company receives a grade of "D" or "F" according to benchmarking performed by the independent proxy voting service, or the incentive bonus plan’s performance criteria are undisclosed, or the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service. Putnam will vote on a case-by-case basis on proposals to reprice options or option exchange programs that meet both of the following conditions: Minimum vesting period of 5 years on the repriced options The new option strike price will be greater than or equal to a 25% premium to the existing stock price Putnam will vote against proposals that do not meet both conditions. Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay). Putnam will generally vote for advisory votes on executive compensation (Say- on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

13 Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable. Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis. Putnam will vote on a case-by-case basis on severance agreements (e.g. golden and tin parachutes) Putnam will withhold votes for members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election. Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less. Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features: 1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company). 2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary. 3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value. 4) No discount on the stock price on the date of purchase since there is a company matching contribution. Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria. Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals

14 relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. C. Capitalization Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows: Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction). Putnam will vote for proposals to affect stock splits (excluding reverse stock splits.) Putnam will vote for proposals authorizing share repurchase programs. D. Acquisitions, Mergers, Reorganizations and Other Transactions Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets. E. Anti-Takeover Measures Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows: Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions. Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only). Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent. Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

15 Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest). Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest). Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption. F. Other Business Matters Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows: Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine, technical in nature, are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights). Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis. Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

16 Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. Putnam will vote against authorization to transact other unidentified, substantive business at the meeting. Putnam will vote against proposals where there is a lack of information to make an informed voting decision. Putnam will vote as follows on proposals to adjourn shareholder meetings: If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis. If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis. Putnam will vote against management proposals to adopt a specific state, or the federal district courts of the U.S. as the exclusive forum for certain disputes. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost; and, Putnam will vote against the chair of the Nominating/Governance committee if a company amends the Company’s Bylaws to adopt a specific state as the exclusive forum for certain disputes without shareholder approval. Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval. Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access: 1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%; 2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and 3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

17 Proposals requesting shares be held for 3 years will be reviewed on a case-by- case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis. Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis. Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%. In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock. Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock. In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock. Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam

18 may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices. Disclosure should address the following: the ability of shareholders to ask questions during the meeting o including time guidelines for shareholder questions o rules around what types of questions are allowed o and rules for how questions and comments will be recognized and disclosed to meeting participants o the manner in which appropriate questions received during the meeting will be addressed by the board procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting technical and logistical issues related to accessing the virtual meeting platform; and procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting Putnam may vote against proposals that do not meet these criteria. Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting. II. Shareholder Proposals Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically: Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows: Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

19 Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure. Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans. Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected. Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance- based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met. Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.) Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits) Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria. Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation

20 committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior managements and a list of all public company clients where the Company’s executives serve as a director.) Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment. Putnam will vote for shareholder proposals requiring that the chairman’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director and Putnam is supporting the nominees for the board of directors. Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether. Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be. Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes) Putnam will vote on a case-by-case basis on approving such compensation arrangements. Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis. Environmental and Social Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam

21 takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal. Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security. Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered. Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance. Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR. III. Voting Shares of Non-US Issuers Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows: (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy. (2) Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

22 (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents. Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows: Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management. Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated. Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights. Putnam will vote against authorization to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights. Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

23 Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review. Putnam will vote on a case-by-case basis on amendments to expand business lines. Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices). Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis. Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days. Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice. Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%. Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines). Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.

24 Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value. Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases: Disconnect between pay and performance No performance metrics disclosed; No relative performance metrics utilized; Single performance metric was used and it was an absolute measure; Performance goals were lowered when management failed or was unlikely to meet original goals; Long Term Incentive Plan is subject to retesting (e.g., Australia); Service contracts longer than 12 months (e.g., United Kingdom); Allows vesting below median for relative performance metrics; Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia); Contains provisions to automatically vest upon change-of-control; or Other poor compensation practices or structures. Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives is not set to decrease over time (United Kingdom) Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom) Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors. Matters Relating to Board of Directors Uncontested Board Elections

25 Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand Putnam will vote against the entire board of directors if fewer than one-third of the directors are independent directors, or the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or the chair of the audit, compensation or nominating committee is not an independent director. Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent. Putnam will generally vote in favor of nominees to the Supervisory Committee Australia Putnam will vote against the entire board of directors if fewer than a majority of the directors are independent, or the board has not established an audit committee composed solely of independent directors, or the board has not established nominating and compensation committees each composed of a majority of independent directors. Brazil Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

26 Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate. Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes. Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown. Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders). Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders. Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes. Canada Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers. Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

27 Continental Europe (ex-Germany) Putnam will vote against the entire board of directors if fewer than a majority of the directors are independent directors, or the board has not established audit, nominating and compensation committees each composed of a majority of independent directors. Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company. In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting). Germany For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except: Putnam will vote against the Supervisory Board if the board has not established an audit committee comprising an Independent chair. the audit committee chair serves as board chair. the board contains more than two former management board members. Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board. Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third

28 of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co- determination. Israel Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such, Putnam’s guidelines regarding board Nominating Committees will not apply Putnam will vote on a case-by-case on nominees when there are more nominees than seats available. Italy Election of directors and statutory auditors: Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee. Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees. Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital. Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.) Japan For companies that have established a U.S.-style corporate structure, Putnam will withhold votes for the entire board of directors if: the board does not have at least 50% outside directors,

29 the board has not established nominating and compensation committees composed of at least 50% outside directors, or the board has not established an audit committee composed of at least 50% independent directors. Putnam will withhold votes for the appointment of members of a company’s board of statutory auditors if at least 50% of the members of the board of statutory auditors is not independent. Putnam will vote against any statutory auditor nominee who attends less than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.) Putnam will vote for management proposals to change to a one-tier / one committee (audit) board and the associated director nominees if the resulting board will be comprised of at least 50% independent directors and the audit committee will be comprised of at least 50% independent directors. Otherwise, Putnam will vote against the director nominees and associated article amendment. Election of Executive Director and Election of Supervisory Director - REIT REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements. Putnam will generally vote for the election of Executive Director Putnam will generally vote for the election of Supervisory Directors Commentary: Definition of outside director and independent director: The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an

30 “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above. Korea Putnam will withhold votes for the entire board of directors if: the board is not comprised of at least 50% outside directors, the board has not established a nominating committee composed of at least 50% outside directors, or the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors. Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director. Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non- executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against. Malaysia Putnam will vote against the entire board of directors if: in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

31 the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or the board has not established a compensation committee with at least a majority of the members being non-executive directors. Nordic Markets – Finland, Norway, Sweden Putnam will vote against the entire board of directors if: Board Independence: The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway) The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway) An executive director is a member of the board. (Norway) Audit Committee: The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland) The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland) The audit committee is not majority independent. (Norway) Remuneration Committee: The remuneration committee is not fully independent of the company, excluding the chair. (Sweden) The remuneration committee is not majority independent of the company. (Finland) The remuneration committee does not consist fully of non-executive directors. (Finland) The remuneration committee is not fully independent of management (Norway) The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway) Board Nomination Committee:

32 The nomination committee does not consist of a majority of directors independent from the company. (Finland) An executive is a member of the nomination committee. (Finland) External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when: The external committee is not majority independent of the company and management. (Sweden) The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden) The external committee does not meet best practice based on Glass Lewis analysis. (Finland) The external committee is not majority independent of the board and management. (Norway) The external committee has more than one member of the board of the directors sitting on the committee. (Norway) There is insufficient disclosure provided for new nominees (Norway) An executive is a member of the committee. (Norway) Russia Putnam will vote on a case-by-case basis for the election of nominees to the board of directors. Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director. Singapore Putnam will vote against from the entire board of directors if in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors, the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of

33 the members being independent directors, and with all of the directors being non-executive directors, or the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors. United Kingdom, Ireland Commentary: Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner. Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence. Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year. Putnam will withhold votes for the entire board of directors if: the board, excluding the chairman, is not comprised of at least half independent non-executive directors the board has not established a nomination committee composed of a majority of independent non-executive directors, or the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chairman (who is "affiliated" with a company only by virtue of serving as its chairman) may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chairman.

34 The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies. All other jurisdictions In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards: Putnam will vote against the entire board of directors if .. fewer than a majority of the directors are independent directors, or .. the board has not established audit, nominating and compensation committees each composed of a majority of independent directors. Additional Commentary regarding all Non-US jurisdictions: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards. Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees. Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board. Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board. Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are

35 more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed. Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply. Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards. Shareholder nominated directors/self-nominated directors Putnam will vote against shareholder nominees if Putnam supports the board of directors. Putnam will vote on a case-by case basis if Putnam will be voting against the current board. Putnam will vote on a case-by-case basis if the proposal regarding a self- nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved. Other Business Matters Japan A. Article Amendments The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder. Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion. Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

36 Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders. Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders. Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.) B. Compensation Related Matters Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders. Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term. Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item. C. Other Business Matters Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not

37 result in any dilution or new obligations for shareholders of the parent company. These transactions are routine. Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary. Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine. Putnam will vote against proposals that authorize the board to vary the AGM record date. Putnam will vote for proposals to abolish the retirement bonus system Putnam will vote for board-approved director/officer indemnification proposals Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against. Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis: 1) The poison pill must have a duration of no more than three years. 2) The trigger threshold must be no less than 20 percent of issued capital. 3) The company must have no other types of takeover defenses in place. 4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence. 5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance. 6) The directors must stand for reelection on an annual basis. 7) The company must release its proxy materials no less than three weeks before the meeting date.

38 Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote. Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”) Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats. Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase. Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts. United Kingdom Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards. France Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards. Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in

39 the current year, and Putnam’s third party service provider(s) is recommending a vote against. Canada Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed. Hong Kong Putnam will vote against the issuance of shares without preemptive rights unless the company provides specific language and terms that 1) limit the aggregate issuance request that is for the General Issuance Mandate and the Share Re- issuance Mandate combined to 10 percent or less of the existing issued share capital; 2) limit the discount to 10 percent of the market price of shares; and 3) have no history of renewing the General Issuance Mandate several times within a period of one year. This policy supplements policies regarding share issuances as stated above under section III. Voting Shares of Non-US Issuers. Taiwan Putnam will vote against proposals to release the board of directors from the non- compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company. Australia Putnam will vote for proposals to refresh the 15% limit for Australian companies only if there is full disclosure regarding the anticipated or previous issuance(s) of shares, there is nothing controversial about the anticipated or previous issuance(s) of shares, and there is no history of abusing the discretion to issue securities. Otherwise vote on a case-by-case basis. Putnam will vote for proposals renewing partial takeover provisions.

40 Putnam will vote on a case-by-case basis on Board-Spill proposals. Turkey Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

41 Exhibit B to Proxy Procedures PUTNAM INVESTMENTS PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM 1. Company name:____________________________________________ 2. Date of Meeting: ___________________________________________ 3. Referral Item(s): ____________________________________________ 4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________ a. _____________________________________________________________ 5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files. 6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation: __ _________________________________________________________________ CERTIFICATION The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration. _______________________________ Name: Victoria R. Card Title: Manager, Proxy Voting

42 Exhibit C to Proxy Procedures PUTNAM INVESTMENTS PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM 1. Company name: _______________________ 2. Date of Meeting: _______________________ 3. Referral Item(s): ___________________________________ 4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: None___________________________ 5. Describe procedures used to address any conflict of interest: N/A_________ 6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation: None________________________________________________________________ CERTIFICATION The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration. _______________________________ Name: Victoria R. Card Title: Manager, Proxy Voting

PROXY VOTING POLICIES AND PROCEDURES Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process. To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services. How Boston Partners Votes For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome. Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year. The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question. Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients. Conflicts Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting

Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients. Oversight Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically. Disclosures A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8153.

PROXY VOTING AND GOVERNANCE POLICY March 2022

PROXY VOTING AND GOVERNANCE POLICY 2 TABLE OF CONTENTS 1. INTRODUCTION .............................................................................................................................................................. 4 2. RESEARCH UNDERPINS DECISION MAKING .............................................................................................................. 4 3. PROXY VOTING GUIDELINES ....................................................................................................................................... 5 3.1 BOARD AND DIRECTOR PROPOSALS ............................................................................................................... 5 3.2 COMPENSATION PROPOSALS ........................................................................................................................... 8 3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS ............................................................................. 11 3.4 AUDITOR PROPOSALS ...................................................................................................................................... 14 3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS ................................................................................... 14 3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS ....................................................................... 17 4. CONFLICTS OF INTEREST .......................................................................................................................................... 20 4.1 INTRODUCTION ................................................................................................................................................. 20 4.2 ADHERENCE TO STATED PROXY VOTING POLICIES ................................................................................... 20 4.3 DISCLOSURE OF CONFLICTS .......................................................................................................................... 20 4.4 POTENTIAL CONFLICTS LIST ........................................................................................................................... 20 4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST ................................................................................. 21 4.6 REVIEW OF THIRD-PARTY RESEARCH SERVICE CONFLICTS OF INTEREST ............................................ 21 4.7 CONFIDENTIAL VOTING .................................................................................................................................... 21 4.8 A NOTE REGARDING AB’S STRUCTURE ......................................................................................................... 22 5. VOTING TRANSPARENCY ........................................................................................................................................... 22 6. RECORDKEEPING ................................................................................................................................................... 22 6.1 PROXY VOTING AND GOVERNANCE POLICY ................................................................................................ 22 6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES .....................................................….22 6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS ..............................................................................….22 6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION .............................................….22 6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS ..................................….22

PROXY VOTING AND GOVERNANCE POLICY 3 7. PROXY VOTING PROCEDURES ..............................................................................................................................….23 7.1 VOTE ADMINISTRATION… ............................................................................................................................….23 7.2 SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES………………………………….23 7.3 LOANED SECURITIES ........................................................................................................................................ 23 EXHIBITS • Proxy Voting Guideline Summary • Proxy Voting Conflict of Interest Form

PROXY VOTING AND GOVERNANCE POLICY 4 1. INTRODUCTION AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently. To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency, and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues. This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations. 2. RESEARCH UNDERPINS DECISION MAKING As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios. We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy. RESEARCH SERVICES We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee. ENGAGEMENT In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more

PROXY VOTING AND GOVERNANCE POLICY 5 importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives. 3. PROXY VOTING GUIDELINES Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long- term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case- by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests. SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals (each an “SHP”). We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary: Materiality of the mentioned ESG or climate issue for the company’s business The company’s current practice, policy, and framework Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business? Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with? How does the proposal add value for the shareholders? This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe. 3.1 BOARD AND DIRECTOR PROPOSALS 1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight CASE-BY-CASE AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company. 2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) CASE-BY-CASE We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

PROXY VOTING AND GOVERNANCE POLICY 6 3. Changes in Board Structure and Amending the Articles of Incorporation FOR Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against. We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights. 4. Classified Boards AGAINST A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported. 5. Director Liability and Indemnification CASE-BY-CASE Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness. We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence. 6. Disclose CEO Succession Plan (SHP) FOR Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals. 7. Election of Directors FOR The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related- party transactions, and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications. In addition: We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement. We may vote against directors for poor compensation, audit, or governance practices, including the lack of a formal key committee. We may vote against directors for unilateral bylaw amendments that diminish shareholder rights. We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

PROXY VOTING AND GOVERNANCE POLICY 7 a. Controlled Company Exemption CASE-BY-CASE In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees. Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders. b. Voting for Director Nominees in a Contested Election CASE-BY-CASE Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value. 8. Board Capacity We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more total public company board seats for non-CEOs, three (3) or more total public company board seats for the sitting CEO of the company in question and two (2) or more total public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns. 9. Board Diversity Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board. We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure, and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches: a. Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally. b. Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022. 10. Independent Lead Director (SHP) FOR We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

PROXY VOTING AND GOVERNANCE POLICY 8 11. Limit Term of Directorship (SHP) CASE-BY-CASE These proposals seek to limit the term during which a director may serve on a board to a set number of years. Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case. 12. Majority Independent1 Directors (SHP) FOR Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes. 13. Majority of Independent Directors on Key Committees (SHP) FOR In order to ensure that those who evaluate management’s performance, recruit directors, and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status. 14. Majority Votes for Directors (SHP) FOR We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld. We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected. 15. Removal of Directors Without Cause (SHP) FOR Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”. We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause. 16. Require Independent Board Chairman (SHP) CASE-BY-CASE We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical. 3.2 COMPENSATION PROPOSALS 17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) CASE-BY-CASE We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single trigger, we generally prefer pro rata vesting of outstanding equity awards. 1 For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient. 2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

PROXY VOTING AND GOVERNANCE POLICY 9 18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) AGAINST We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage. 19. Advisory Vote to Ratify Directors’ Compensation (SHP) FOR Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item 20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP) AGAINST These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period. We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis. 21. Approve Remuneration for Directors and Auditors CASE-BY-CASE We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice. 22. Approve Retirement Bonuses for Directors (Japan and South Korea) CASE-BY-CASE Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against. 23. Approve Special Payments to Continuing Directors and Auditors (Japan) CASE-BY-CASE In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against. 24. Disclose Executive and Director Pay (SHP) CASE-BY-CASE The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules. 25. Executive and Employee Compensation Plans, Policies and Reports CASE-BY-CASE Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders: Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized; Compensation costs should be managed in the same way as any other expense; Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and; In granting compensatory awards, management should exhibit a history of integrity and decision-making based on

PROXY VOTING AND GOVERNANCE POLICY 10 logic and well thought out processes. We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value. In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis. Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps. 26. Limit Executive Pay (SHP) CASE-BY-CASE We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives. 27. Mandatory Holding Periods (SHP) AGAINST We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives. 28. Performance-Based Stock Option Plans (SHP) CASE-BY-CASE These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis. 29. Prohibit Relocation Benefits to Senior Executives (SHP) AGAINST We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits. 30. Recovery of Performance-Based Compensation (SHP) FOR We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any. 31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) FOR Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

PROXY VOTING AND GOVERNANCE POLICY 11 32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP) CASE-BY-CASE We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis. 33. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) FOR Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime. We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. 3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS 34. Amend Exclusive Forum Bylaw (SHP) AGAINST We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws. 35. Amend Net Operating Loss (“NOL”) Rights Plans FOR NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device. 36. Authorize Share Repurchase FOR We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period. 37. Blank Check Preferred Stock AGAINST Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device. We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal. 38. Corporate Restructurings, Merger Proposals and Spin-Offs CASE-BY-CASE Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value. 39. Elimination of Preemptive Rights CASE-BY-CASE Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

PROXY VOTING AND GOVERNANCE POLICY 12 40. Expensing Stock Options (SHP) FOR US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it. 41. Fair Price Provisions CASE-BY-CASE A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price. Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two - tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice. We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party). 42. Increase Authorized Common Stock CASE-BY-CASE In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights. In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so. 43. Issuance of Equity Without Preemptive Rights FOR We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism). 44. Multi Class Equity Structure AGAINST The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view. With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO . In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

PROXY VOTING AND GOVERNANCE POLICY 13 For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption. 45. Net Long Position Requirement FOR We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power. 46. Reincorporation CASE-BY-CASE There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move. Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders. 47. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP) CASE-BY-CASE If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses, and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance. 48. Stock Splits FOR Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals. 49. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) FOR Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company. We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan. 50. Transferrable Stock Options CASE-BY-CASE In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis. These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits, and key terms of the program.

PROXY VOTING AND GOVERNANCE POLICY 14 3.4 AUDITOR PROPOSALS 51. Appointment of Auditors FOR We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation. We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice. 52. Approval of Financial Statements FOR In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting. 53. Approval of Internal Statutory Auditors FOR Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association, and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item, and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees. 54. Limitation of Liability of External Statutory Auditors (Japan) CASE-BY-CASE In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent. We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value. 55. Separating Auditors and Consultants (SHP) CASE-BY-CASE We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services. We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence. We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive. 3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS 56. A Shareholder’s Right to Call Special Meetings (SHP) FOR Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

PROXY VOTING AND GOVERNANCE POLICY 15 We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure. 57. Adopt Cumulative Voting (SHP) CASE-BY-CASE Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose. We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders. Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place. 58. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) FOR In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders. 59. Early Disclosure of Voting Results (SHP) AGAINST These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator. 60. Limiting a Shareholder’s Right to Call Special Meetings AGAINST Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals. In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors. 61. Permit a Shareholder’s Right to Act by Written Consent (SHP) CASE-BY-CASE Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value. 62. Proxy Access for Annual Meetings (SHP) (Management) FOR These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and

PROXY VOTING AND GOVERNANCE POLICY 16 shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees. We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework. We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework. From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request. 63. Reduce Meeting Notification from 21 Days to 14 Days (UK) FOR Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days. A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals. 64. Shareholder Proponent Engagement Process (SHP) FOR We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management. 65. Supermajority Vote Requirements AGAINST A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation. In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder. 66. Authorize Virtual-Only Shareholder Meetings CASE-BY-CASE COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice varies by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings: Explanation for eliminating the in-person meeting; Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting; How to submit and ask questions; How the company plans to mimic a real-time in-person question and answer session; and List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

PROXY VOTING AND GOVERNANCE POLICY 17 3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS 67. Animal Welfare (SHP) CASE-BY-CASE These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 68. Climate Change (SHP) FOR Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders. 69. Charitable Contributions (SHP) (Management) CASE-BY-CASE Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 70. Environmental Proposals (SHP) CASE-BY-CASE These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 71. Genetically Altered or Engineered Food and Pesticides (SHP) CASE-BY-CASE These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 72. Health Proposals (SHP) CASE-BY-CASE These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

PROXY VOTING AND GOVERNANCE POLICY 18 For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders. 73. Human Rights Policies and Reports (SHP) CASE-BY-CASE These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees, and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk identification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 74. Include Sustainability as a Performance Measure (SHP) CASE-BY-CASE We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders. 75. Lobbying and Political Spending (SHP) FOR We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency. 76. Other Business AGAINST In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals. 77. Reimbursement of Shareholder Expenses (SHP) AGAINST These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor. 78. Sustainability Report (SHP) FOR We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 79. Workplace: Diversity (SHP) FOR We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity. 80. Workplace: Gender Pay Equity (SHP) FOR A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in

PROXY VOTING AND GOVERNANCE POLICY 19 the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed. The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

PROXY VOTING AND GOVERNANCE POLICY 20 4. CONFLICTS OF INTEREST 4.1 INTRODUCTION As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest. AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value. 4.2 ADHERENCE TO STATED PROXY VOTING POLICIES Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy. 4.3 DISCLOSURE OF CONFLICTS When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process. 4.4 POTENTIAL CONFLICTS LIST No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes: Publicly traded clients of AB; Publicly traded companies that distribute AB mutual funds; Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies; Publicly traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.; Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest; Publicly traded affiliated companies; Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote; Publicly traded companies targeted by the AFL-CIO for engagement and voting; and Any other company subject to a material conflict of which a Committee member becomes aware4. We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote. 3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests. 4 The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

PROXY VOTING AND GOVERNANCE POLICY 21 4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients: If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary. If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps: Recuse or “wall-off” certain personnel from the proxy voting process; Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or Take other actions as the Conflicts Officer deems appropriate. 4.6 REVIEW OF THIRD-PARTY PROXY SERVICE VENDORS AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research. The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients. 4.7 CONFIDENTIAL VOTING It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date. We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

PROXY VOTING AND GOVERNANCE POLICY 22 On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential. Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported. 4.8 A NOTE REGARDING AB’S STRUCTURE AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc. As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors. 5. VOTING TRANSPARENCY We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. 6. RECORDKEEPING All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically. 6.1 PROXY VOTING AND GOVERNANCE POLICY The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website. 6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements. 6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS Records of votes cast by AB are retained electronically by our proxy research service vendor. 6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group. 6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team. 5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

PROXY VOTING AND GOVERNANCE POLICY 23 7. PROXY VOTING PROCEDURES 7.1 VOTE ADMINISTRATION In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally. Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team assess the proposals via ISS’s web platform, ProxyExchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed on a monthly basis by the members of Responsibility team to ensure their compliance with our Policy. If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax. 7.2 SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares. We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions. AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment. 7.3 LOANED SECURITIES Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities. If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING AND GOVERNANCE POLICY 24 PROXY VOTING GUIDELINE SUMMARY Shareholder Proposal For Against Case-by- Case Board and Director Proposals Board Diversity Establish New Board Committees and Elect Board Members with Specific Expertise Changes in Board Structure and Amending the Articles of Incorporation Classified Boards Director Liability and Indemnification Disclose CEO Succession Plan Election of Directors Controlled Company Exemption Voting for Director Nominees in a Contested Election Independent Lead Director Limit Term of Directorship Majority of Independent Directors Majority of Independent Directors on Key Committees Majority Votes for Directors Removal of Directors Without Cause Require Independent Board Chairman Require Two Candidates for Each Board Seat Compensation Proposals Elimination of Single Trigger Change-in-Control Agreements Pro Rata Vesting of Equity Compensation Awards-Change of Control Adopt Policies to Prohibit any Death Benefits to Senior Executives Advisory Vote to Ratify Directors’ Compensation Amend Executive Compensation Plan Tied to Performance (Bonus Banking) Approve Remuneration for Directors and Auditors Approve Remuneration Reports Approve Retirement Bonuses for Directors (Japan and South Korea) Approve Special Payments to Continuing Directors and Auditors (Japan) Disclose Executive and Director Pay Exclude Pension Income from Performance-Based Compensation Executive and Employee Compensation Plans Limit Dividend Payments to Executives Limit Executive Pay

PROXY VOTING AND GOVERNANCE POLICY 25 Shareholder Proposal For Against Case-by- Case Mandatory Holding Periods Performance-Based Stock Option Plans Prohibit Relocation Benefits to Senior Executives Recovery of Performance-Based Compensation Submit Golden Parachutes/Severance Plans to a Shareholder Vote Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management Submit Survivor Benefit Compensation Plans to a Shareholder Vote Capital Changes and Anti-Take Over Proposals Amend Exclusive Forum Bylaw Amend Net Operating Loss (“NOL”) Rights Plans Authorize Share Repurchase Blank Check Preferred Stock Corporate Restructurings, Merger Proposals and Spin-Offs Elimination of Preemptive Rights Expensing Stock Options Fair Price Provisions Increase Authorized Common Stock Issuance of Equity without Preemptive Rights Issuance of Stock with Unequal Voting Rights Net Long Position Requirement Reincorporation Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance Stock Splits Submit Company’s Shareholder Rights Plan to a Shareholder Vote Transferrable Stock Options Auditor Proposals Appointment of Auditors Approval of Financial Statements Approval of Internal Statutory Auditors Limit Compensation Consultant Services Limitation of Liability of External Statutory Auditors (Japan) Separating Auditors and Consultants Shareholder Access & Voting Proposals A Shareholder’s Right to Call Special Meetings Adopt Cumulative Voting Adopt Cumulative Voting in Dual Shareholder Class Structures Early Disclosure of Voting Results

PROXY VOTING AND GOVERNANCE POLICY 26 Shareholder Proposal For Against Case-by- Case Implement Confidential Voting Limiting a Shareholder’s Right to Call Special Meetings Permit a Shareholder’s Right to Act by Written Consent Proxy Access for Annual Meetings Reduce Meeting Notification from 21 Days to 14 Days (UK) Rotation of Locale for Annual Meeting Shareholder Proponent Engagement Process Supermajority Vote Requirements Environmental & Social, Disclosure Proposals Animal Welfare Climate Change Carbon Accounting Carbon Risk Charitable Contributions Environmental Proposals Genetically Altered or Engineered Food and Pesticides Health Proposals Pharmaceutical Pricing (US) Human Rights Policies and Reports Include Sustainability as a Performance Measure (SHP) Lobbying and Political Spending Other Business Reimbursement of Shareholder Expenses Sustainability Report Workplace: Diversity Workplace: Pay Disparity PROXY VOTING CONFLICT OF INTEREST FORM

PROXY VOTING AND GOVERNANCE POLICY 27 Name of Security Date of Shareholder Meeting 1. Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy? .................................................................................................................................................... Yes No If yes, stop here and sign below as no further review is necessary. 2. Is our proposed vote on consistent with our client’s recommended vote? ..................................................................................................................................................... Yes No Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below. 3. Is our proposed vote consistent with the views of Institutional Shareholder Services? .............. Yes No Leave blank if not applicable. Please attach a memo containing the following information and documentation supporting the proxy voting decision: • A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation) • A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such. • If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken. AB Conflicts Officer Approval (if necessary. Email approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable. Prepared by: Print Name: AB Conflicts Officer Date: Date: Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

Proxy Voting Policy and Procedures Last Review Date: March 2022 Public

Proxy Voting Policy and Procedures Public Contents 1 Overview.............................................................................................................................................................. 3 1.1 Policy Statement ................................................................................................................................................. 3 1.2 Key principles ...................................................................................................................................................... 3 1.3 Scope .................................................................................................................................................................. 3 1.4 Roles and Responsibilities .................................................................................................................................. 3 1.5 References .......................................................................................................................................................... 4 2 Additional Definitions ........................................................................................................................................... 4 3 Proxy Voting Procedures..................................................................................................................................... 5 3.1 Voting Generally .................................................................................................................................................. 5 3.2 Abstentions .......................................................................................................................................................... 5 3.3 Funds of Funds.................................................................................................................................................... 6 3.4 Conflicts of Interest .............................................................................................................................................. 6 4 Reporting, Oversight and Recordkeeping ........................................................................................................... 7 4.1 Client and Regulatory Reporting ......................................................................................................................... 7 4.2 Proxy Voting and Proxy Voting Service Oversight .............................................................................................. 7 4.3 Record Retention ................................................................................................................................................ 8 5 Amendments ....................................................................................................................................................... 8 Proxy Voting Guidelines ............................................................................................................................................... 9 Directors and Boards .................................................................................................................................................... 9 Auditors and Accounting Issues .................................................................................................................................11 Compensation Issues .................................................................................................................................................12 Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters ...................................13 Environmental and Social Issues ...............................................................................................................................15 Miscellaneous, Administrative and Routine Items .....................................................................................................15 Proposals Outside the Guidelines ..............................................................................................................................16

Proxy Voting Policy and Procedures Public 3 1 Overview 1.1 Policy Statement Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client.1 Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines. 1.2 Key principles Janus Henderson Investors will vote proxies in the best interest of each client. Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision. Janus Henderson Investors will disclose its voting decisions to clients upon request and to the public where required or consistent with local market practice. Janus Henderson Investors will maintain records supporting its voting decisions. 1.3 Scope This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Intech Investment Management LLC or Kapstream Capital Pty Ltd. 1.4 Roles and Responsibilities Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote. Operations Control. Operations Control is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located inside the United States. Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy. G&S Team. The G&S Team is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located outside the United States. The G&S Team works 1 On behalf of accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), Janus Henderson Investors will vote proxies unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. Janus Henderson Investors recognizes that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where Janus Henderson Investors has voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans.

Proxy Voting Policy and Procedures Public 4 with the Proxy Voting Service and is responsible for reviewing shareholder meeting agendas, voting recommendations, and additional relevant documents and making voting decisions in consultation with Portfolio Management. Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service. Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including filing of the Form N-PX in the United States. 1.5 References Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act Rule 239.15 et seq. of the Investment Company Act Commission Delegated Regulation (EU) No 231/2013, Article 37 Commission Directive 2010/43/EU, Article 21 FCA COLL 6.6A.6 CSSF Regulation 10-04, Article 23 UN Principles for Responsible Investment IMAS Singapore Stewardship Principles SFC Principles of Responsible Ownership FRC UK Stewardship Code 2 Additional Definitions G&S Team refers to the Governance and Stewardship team. Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, and Janus Henderson Investors US LLC.2, JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A. Policy means this Proxy Voting Policy and Procedures. Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account. Proxy Administrator refers to the person performing administrative functions in support of the proxy voting 2 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable.

Proxy Voting Policy and Procedures Public 5 program. For client accounts advised or sub-advised by Janus Henderson Investors entities located inside the United States, those functions are performed by Operations Control. For client accounts advised or sub-advised by Janus Henderson Investors entities located outside the United States, those functions are performed by the G&S Team. Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the G&S Team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust. Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc. 3 Proxy Voting Procedures 3.1 Voting Generally Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management and the G&S Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where the (1) Guidelines call for Portfolio Management or G&S Team input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for further instruction. In the event Portfolio Management or the G&S Team is unable to provide input on a referred proxy item, Janus Henderson Investors will abstain from voting the proxy item. Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies. Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Henderson Investors. From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input. 3.2 Abstentions Janus Henderson Investors recognizes that in certain circumstances the cost to clients associated with casting a

Proxy Voting Policy and Procedures Public 6 proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy. 3.3 Funds of Funds Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, Janus Henderson Investors will vote shares held by a fund-of-funds account in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares. In addition, certain Proprietary U.S. Funds may invest in ETFs and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group2 (“advisory group”) individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1- 4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will. solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions. 3.4 Conflicts of Interest Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the G&S Team seek to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest. Portfolio Management or the G&S Team is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management or the G&S Team in exercising its discretion or the existence of significant relationships with the issuer. Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential

Proxy Voting Policy and Procedures Public 7 conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients and other relationships. In the event Portfolio Management or the G&S Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management or the G&S Team intend to exercise discretion to vote contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management or the G&S Team in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale. Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest. If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee. 4 Reporting, Oversight and Recordkeeping 4.1 Client and Regulatory Reporting Janus Henderson Investors will provide clients with such information on proxy voting as agreed or otherwise set forth herein. Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts. Janus Henderson Investors will publicly disclose vote reporting in line with local market requirements or practices. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year. Janus Henderson Investors shall present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function. Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on a particular matter still pending. Unless that information has otherwise been made public, Janus Henderson Investors may confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management and the G&S Team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus Henderson Investors’ ongoing investment analysis process. A complete copy of Janus Henderson Investors’ proxy voting policies and procedures, including specific guidelines, will be made available at www.janushenderson.com. 4.2 Proxy Voting and Proxy Voting Service Oversight The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions,

Proxy Voting Policy and Procedures Public 8 operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities. In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes. 4.3 Record Retention Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations. 5 Amendments This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management or the G&S Team, to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to the Proxy Administrator and the Proxy Voting Service for implementation.

Proxy Voting Policy and Procedures Public 9 Proxy Voting Guidelines APPENDIX A Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with these Guidelines and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management and the G&S Team are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients. Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices. While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management or the G&S Team for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients. In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives. Directors and Boards Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets: Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures; Monitoring the effectiveness of the company's governance practices and making changes as needed;

Proxy Voting Policy and Procedures Public 10 Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning; Aligning key executive and board compensation with the longer-term interests of the company and its shareholders; Ensuring a formal and transparent board nomination and election process; Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions; Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards; Monitoring the quality of relationships with key stakeholders; and Overseeing the process of disclosure and communications. Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson. The board of directors should establish audit, compensation and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure. Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis. In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others: Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors. Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures. Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO. Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Proxy Voting Policy and Procedures Public 11 Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless they: attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support; are not responsive to advisory votes on executive compensation matters; fail to provide appropriate oversight of company's risk management practices; are non-independent directors and sit on the audit, compensation or nominating committees; are non-independent directors and the board does not have an audit, compensation, or nominating committee; are audit committee members and the non-audit fees paid to the auditor are excessive; are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist; serve as directors on an excessive number of boards; are compensation committee members and the company has poor compensation practices; adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill; are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any female directors, and the company has not provided a reasonable explanation for its lack of gender diversity; are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change; and/or amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders. Contested Elections – Janus Henderson Investors will evaluate proposals relating to contested director candidates on case-by-case basis. Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service. Auditors and Accounting Issues Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments). In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others: 3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Proxy Voting Policy and Procedures Public 12 Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external auditors unless: the auditor has a financial interest in or association with the company and is therefore not independent; fees for non-audit services are excessive; there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position; the auditor is being changed without explanation; or the auditor is not identified by name. Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis. Compensation Issues Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval. Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed. Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors: The overall potential cost of the scheme, including the level of dilution; The issue price of share options relative to the market price; The use of performance conditions aligning the interests of participants with shareholders; The holding period (i.e., the length of time from the award date to the earliest date of exercise); and The level of disclosure. In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others: Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

Proxy Voting Policy and Procedures Public 13 provide for re-pricing of underwater options; provide for automatic replenishment (“evergreen”) or reload options; create an inconsistent relationship between long term share performance and compensation increases; and/or are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices. Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval. Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include: requiring executive officers and directors to hold a minimum amount of stock in the company; requiring stock acquired through exercised options to be held for a certain period of time; and using restricted stock grants instead of options. Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer. Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained. Executive Severance Agreements – Janus Henderson Investors will evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts. Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features. Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options. Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote. Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the

Proxy Voting Policy and Procedures Public 14 equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.” We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests. In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others: Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights. Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share. Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights. Debt Issuances – Janus Henderson Investors will evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis. Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes. Reorganization, Restructuring and Liquidation – Janus Henderson Investors will evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis. Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary. Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer. Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Proxy Voting Policy and Procedures Public 15 Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers). Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis. Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Janus Henderson Investors will evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis. Proxy Access – Janus Henderson Investors will evaluate proposals related to proxy access on a case-by-case basis. Environmental and Social Issues Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups. As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. Miscellaneous, Administrative and Routine Items Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith. In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others: Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Proxy Voting Policy and Procedures Public 16 Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will evaluate shareholder proposals relating to share repurchases on a case-by-case basis. “Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item. Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis. Proposals Outside the Guidelines For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

Proxy Voting Guidelines

February 2021

I.                                        Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.                                   Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A.            Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

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Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1.              Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2.              There are no women on the board or if a board of ten or more members has fewer than two women directors.

3.              The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1.              The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2.              The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3.              For reasons described below under the sections entitled Compensation and Anti‐Takeover Provisions and Director Elections.

B.            Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1.              Management’s track record and strategic plan for enhancing shareholder value;

2.              The long-term performance of the company compared to its industry peers; and

3.              The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C.            Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D.            Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in

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general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.            Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F.             Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G.           Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H.           Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

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III.                              Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A.            Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1.              The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2.              The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3.              The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

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As to stock option plans, considerations include the following:

1.              Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2.              Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1.              Whether the proposal excludes senior management and directors;

2.              Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.              The company’s relative performance compared to other companies within the relevant industry or industries;

4.              Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.              Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B.            Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.

IV.          Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

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●                  The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

●                  The alignment of executive compensation and company performance relative to peers; and

●                  The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A.            Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1.              The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2.              Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:

a)             Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)             Adopted or extended a golden parachute.

B.            Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax

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gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V.                                    Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI.          Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

●                  classified boards;

●                  “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

●                  golden parachutes;

●                  supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

●                  poison pills;

●                  restricting the right to call special meetings;

●                  provisions restricting the right of shareholders to set board size; and

●                  any other provision that eliminates or limits shareholder rights.

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A.            Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1.              Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.              Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.              Requires shareholder approval to be reinstated upon expiration or if amended;

4.              Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.              Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B.            Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C.            Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D.            Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

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VII.                          Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

●                  All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

●                  A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

●                  It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII.                     Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.            Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B.            Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However,

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Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C.            Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX.          Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X.                                   Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

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XI.          Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII.          Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies’ business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII.        Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

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1 Proxy Voting Policies and Procedures EFFECTIVE AS OF DECEMBER 2021 Allspring Global Investments (Allspring) Stewardship As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments. Scope of Policies and Procedures In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client. With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”)this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring). Luxembourg Products Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers. Voting Philosophy Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

2 Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors. Proxy Administrator The proxy voting process is administered by Allspring’s Operations Department (“Proxy Administrator”), who reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary. Third Party Proxy Voting Vendor Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions. Proxy Committee Allspring Proxy Governance Committee The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent. Proxy Voting Due Diligence Working Group Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance

3 with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities. Meetings; Committee Actions The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures. Membership Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate. Voting Procedures Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration: 1. First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.2 2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination. 1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly. 2 The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination. 3 The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.

4 3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken: a. The Allspring Investment Analytics team5 evaluates the matter for materiality and any other relevant considerations. b. If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination. c. If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines. 4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6 Commitment to the Principles of Responsible Investment As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value. Voting Discretion In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups. Portfolio Manager and Sub-Adviser Input The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a 4 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. 5 The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s). 6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

5 brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision. Consistent Voting Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines). Governance and Oversight Allspring Top-of-House Proxy Voting Principles/Guidelines. The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles. We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company. We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc. We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests. Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation. We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

6 We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote. We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination. We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others. Practical Limitations to Proxy Voting While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). Securities on Loan As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting. Share Blocking Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking. Conflicts of Interest We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its

7 asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise. Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods: 1. Instructing ISS to vote in accordance with its recommendation; 2. Disclosing the conflict to the relevant Board and obtaining its consent before voting; 3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter; 4. Engaging an independent fiduciary who will direct the vote on such matter, 5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest, 6. Voting in proportion to other shareholders ("mirror voting") following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or 7. Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients. Vendor Oversight The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships. Other Provisions Policy Review and Ad Hoc Meetings The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance. Records Retention The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures: .. A copy of these proxy voting policies and procedures; .. Proxy statements received for client securities (which will be satisfied by relying on ISS); .. Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); .. Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

8 .. Any documents prepared by Allspring or ISS that were material to making a proxy voting decision. Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years. Compliance with Regional Regulations and Client Delegation Arrangements U.S. Regulation These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”). E.U. Regulation These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698. Disclosure of policies and procedures A summary of the proxy voting policy and procedures are disclosed on Allspring’s website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail. Disclosure of proxy voting results Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-800-259-3305 or e-mail: allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf. Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted. Approved by the Allspring Proxy Governance Committee: December 2021

Global proxy voting guidelines

North America, Europe, Middle East, Africa,
Central America, South America and Asia

April 2022

Contents

4	I. JPMorgan Asset Management Global Proxy Voting Guidelines
	4	A. Objective
	4	B. Proxy Committee
	5	C. The Proxy Voting Process
	6	D. Conflicts of Interest
	7	E. Escalation of Material Conflicts of Interest
	7	F. Recordkeeping

9	II. Proxy Voting Guidelines

9	A. North America
25	B. Europe, Middle East, Africa, Central America and South America
38	C. Asia ex Japan
53	D. Japan

J.P. Morgan Asset Management	3

I. JPMorgan Asset Management

Global Proxy Voting

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. This document describes how JPMAM meets that objective.

JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

4	Global proxy voting guidelines

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

[1]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

J.P. Morgan Asset Management	5

In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds2)where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.

D. Conflicts of Interest

Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy — Firmwide, Information Safeguarding and Barriers Policy — Firmwide and Information Safeguarding and Barriers Policy — MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.

Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:

1.	Management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business;

2.	A personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;

3.	The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;

4.	The proxy administrator has actual knowledge that a J.P. Morgan Asset Management affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.

Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:

1.	Removing certain Adviser personnel from the proxy voting process.

2.	“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote.

3.	Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner.

4.	Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

6	Global proxy voting guidelines

Potential Conflicts

The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.

1.	JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;

2.	JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;

3.	JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;

4.	JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;

5.	JPMAM may have a different position on corporate governance matters than its parent company (JPMC);

6.	JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;

7.	JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers/owners on issues relating to the 5 priorities, and/or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for all records relating to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:

●	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

●	a copy of each proxy statement received on behalf of JPMAM clients;

●	a record of each vote cast on behalf of JPMAM client holdings;

J.P. Morgan Asset Management	7

●	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

●	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

●	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

●	JPMorgan Chase Bank, N.A.

●	JPMorgan Asset Management (UK) Limited

●	J.P. Morgan Investment Management Inc.

●	JPMorgan Asset Management (Asia Pacific) Limited

●	JPMorgan Asset Management (Singapore) Limited

●	JPMorgan Asset Management (Japan) Ltd.

●	J.P. Morgan Private Investments, Inc.

●	Bear Stearns Asset Management Inc.

8	Global proxy voting guidelines

II. Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A. North America

1. Board of Directors

A. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1.	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2.	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3.	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4.	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

North America contents:

9	Board of Directors

10	Proxy Contests

11	Ratification of Auditors

11	Proxy Contest Defenses

12	Tender Offer Defenses

13	Miscellaneous Board Provisions

15	Miscellaneous Governance Provisions

16	Capital Structure

17	Executive and Director Compensation

20	Incorporation

20	Mergers and Corporate Restructurings

21	Social and Environmental Issues

23	Foreign Proxies

23	Pre-Solicitation Contact

J.P. Morgan Asset Management	9

5.	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6.	are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.

7.	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8.	are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9.	are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10.	are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11.	demonstrated history of poor performance or inadequate risk oversight.

12.	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13.	chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B. CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C. Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3%/3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2. Proxy Contests

A. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

10	Global proxy voting guidelines

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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C. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

●	Annually elected board,

●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent unless the company does not permit the right to call special meetings, or if there are undue restrictions on shareholders’ rights to call special meetings.

F. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

A. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions

A. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/ president post. Such a structure should include most or all of the following:

●	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication.

●	2/3 of independent board;

●	All-independent key committees;

●	Committee chairpersons nominated by the independent directors;

●	CEO performance is reviewed annually by a committee of outside directors; and

●	Established governance guidelines.

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Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/ Chairman present).

C. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E. Hedging/Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G. Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

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Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I. Board Size

Vote for proposals to limit the size of the board to 15 members.

J. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

K. Zombie Directors

Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.

7. Miscellaneous Governance Provisions

A. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

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F. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K. Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation

L. Virtual Only Annual General Meeting

Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.

8. Capital Structure

A. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

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Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control: Will the transaction result in a change in control of the company?

Bankruptcy: Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation

A. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

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In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the longterm and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long term underperformance.

B. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D. Say on Pay — Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

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E. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G. Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution.

H. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L. Recoup Bonuses

1.	Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

2.	Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

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M. Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation

A. Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

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G. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H. Changing Corporate Name

Vote for changing the corporate name.

North America Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Voting Guidelines”)

These North America Sustainable Strategy Proxy Guidelines apply to the funds and discretionary accounts identified on Exhibit A, as amended from time to time (collectively, “Sustainable Strategy Accounts”). These Sustainable Proxy Voting Guidelines are designed to align proxy voting decisions with such Sustainable Strategy Accounts’ objectives and strategies.

For securities held by Sustainable Strategy Accounts that would be ordinarily voted in accordance with JPMAM’s North America Proxy Voting (“North America Guidelines”), these Sustainable Proxy Guidelines supersede Section 12. Social and Environmental Issues in such North American Guidelines. Proposals for securities that are voted in accordance with the North America Guidelines other than the proposals covered by Section 12 below will continue to be voted in accordance with the other provisions of the North American Guidelines, as applicable.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

●	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

●	Capital deployment of the company

●	Cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

●	Corporate behavior of the company, including whether senior management is incentivized for long-term returns

●	Demonstrated capabilities of the company, its strategic planning process, and past performance

●	Current level of disclosure of the company and consistency of disclosure across its industry

●	Whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

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Proposal Considerations

●	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

●	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

●	does the proposal create the potential for unintended consequences such as a competitive disadvantage

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

A. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C. Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

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E. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J. Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

●	a pending acquisition or sale of a substantial business;

●	financial results that are better or worse than recent trends would lead one to expect;

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●	major management changes;

●	an increase or decrease in dividends;

●	calls or redemptions or other purchases of its securities by the company;

●	a stock split, dividend or other recapitalization; or

●	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/ Compliance Department.

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B. Europe, Middle East, Africa, Central America and South America

I. Policy

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

Europe, Middle East, Africa, Central America and South America contents:

25 I. Policy

27 II. Voting Guidelines

27	Reports & Accounts

28	Dividends

28	Board Of Directors

31	Compensation

33	Auditors

34	Issue of Capital

34	Mergers/Acquisitions

34	Related-Party Transactions

35	Voting Rights

35	Others

J.P. Morgan Asset Management	25

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to:(1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

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Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

II. Voting Guidelines

1. Reports & Accounts

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

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Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

See Compensation

2. Dividends

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. Board Of Directors

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

28	Global proxy voting guidelines

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman/CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

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Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

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Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4. Compensation

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets. Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

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We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/ or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

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We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every 10 years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

See Audit Committee

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6. Issue of Capital

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7. Mergers/Acquisitions

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8. Related-Party Transactions

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

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We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9. Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

10. Others

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

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AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social/Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

●	asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

●	capital deployment of the company

●	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

●	corporate behavior of the company, including whether senior management is incentivized for long-term returns

●	demonstrated capabilities of the company, its strategic planning process, and past performance

●	current level of disclosure of the company and consistency of disclosure across its industry

●	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

●	would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

●	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

●	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

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An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable time-frame. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management
London Proxy Committee

1st April 2022

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Asia ex Japan contents:

38	I. Corporate Governance Principles

39	II. Policy and Procedures

41	III. Policy Voting Guidelines

C. Asia ex Japan

I. Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and/or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

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Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and/or abusive actions by controlling shareholders.

Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Sustainability

All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II. Policy and Procedures

Proxy Voting

JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.

JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

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So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

Stewardship and Engagement

As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:

For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf

40	Global proxy voting guidelines

For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:

https://am.jpmorgan.com/content/dam/jpm-am-aem/ asiapacific/hk/en/corporate-governance-pdf/PRO1609. pdf

For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:

https://am.jpmorgan.com/content/dam/jpm-amaem/ asiapacific/au/en/policies/principles-internalgovernance- asset-stewardship.pdf

For more information on our stewardship activities, please refer to our 2021 Annual Global Stewardship Report which is available from our website, or by accessing the following link:

https://am.jpmorgan.com/content/dam/jpm-am-aem/global/en/sustainable-investing/investment-stewardship-report.pdf

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.

III. Policy Voting Guidelines

1. Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non-compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

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Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.

Finally in its reporting to shareholders, remuneration committees and/or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

2. Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3. Board and Directors

Board Oversight Responsibilities

To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.

We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

42	Global proxy voting guidelines

The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence

We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.

At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:

●	The Chairman and CEO role is combined, or

●	The Chairman and CEO are family members, or

●	The Chairman is not independent.

Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.

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At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.

We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.

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At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.

In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/ her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4. Remuneration

Key Principles

The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

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Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

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To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.

We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.

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Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.

If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.

Auditor Indemnification

We are opposed to the use of shareholders’ funds to indemnify auditors.

6. Capital Management

Issue of Equity

Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

●	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

●	Details of placements made under the general mandate during the preceding three years,

●	Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt Issuance

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

48	Global proxy voting guidelines

Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.

7. Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/ acquisition terms. Where the transaction involves related parties — see below — we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8. Voting Rights

Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

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To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.

Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.

Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.

9. Environmental and Social Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

●	asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

●	capital deployment of the company;

●	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

●	corporate behavior of the company, including whether senior management is incentivized for long-term returns

●	demonstrated capabilities of the company, its strategic planning process, and past performance

●	current level of disclosure of the company and consistency of disclosure across its industry

●	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

●	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

50	Global proxy voting guidelines

●	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

●	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

10. Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11. Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

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We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

We do not support the use of shareholder funds for political purposes.

Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management

Asia ex Japan Proxy Committee

1st April 2022

52	Global proxy voting guidelines

D. Japan

I. Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.

2. Proxy voting principles

●	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

●	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

●	We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.

●	We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.

Japan contents:

53	I. Basic Policy on Corporate Governance

53	Purpose of proxy voting

53	Proxy voting principles

54	II. Voting Guidelines

54	Distribution of income/ Dividends and share buybacks

54	Boards and Directors

56	Director’s Remuneration

58	Appointment of external audit firms

58	Poorly performing companies

58	Efforts to improve capital efficiency

58	Anti-social activities

58	Cross-shareholdings

59	Adoption of anti-hostile takeover measures

59	Capital Structure

59	Mergers/Acquisitions

59	Virtual Only Annual General Meeting

60	Social and Environmental Issues

61	Conflicts of Interest

61	Shareholder proposals

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●	If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

1st, April 2022

JPMorgan Asset Management (Japan) Ltd.
Japan Proxy Committee

II. Voting Guidelines

1.	Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.

2. Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

54	Global proxy voting guidelines

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

Composition of the Board of Directors

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.

Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.

We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.

We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.

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Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.

1.	Was or is employed at an affiliate company

2.	Was or is employed at a large shareholder or major business partner

3.	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.	An external director whose tenure exceeds 10 years.

6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.

1.	Was or is employed at an affiliate company

2.	Was or is employed at a large shareholder or major business partner

3.	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.	An external statutory auditor whose tenure exceeds 10 years.

6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3. Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

56	Global proxy voting guidelines

We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

1.	Golden parachutes

2.	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options and Equity Remuneration Plans

In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.

We will vote against the proposal in the following cases

1.	The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.

2.	In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.

3.	Transaction bonuses, or other retrospective ex-gratia payments, should not be made

4.	We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.

5.	External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.

6.	Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.

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4. Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5. Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6. Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7. Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8. Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

58	Global proxy voting guidelines

9. Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10. Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11. Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12. Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management	59

13. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

●	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

●	capital deployment of the company

●	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

●	corporate behavior of the company, including whether senior management is incentivized for long-term returns

●	demonstrated capabilities of the company, its strategic planning process, and past performance

●	current level of disclosure of the company and consistency of disclosure across its industry

●	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

●	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

●	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

●	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

60	Global proxy voting guidelines

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

14. Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

15. Shareholder proposals

When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019, April 2020 1 PROXY VOTING Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients. I. PROXY VOTING The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. The Adviser: a. Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients; b. Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and c. Upon request from the client, provide details regarding its proxy policies and procedures. II. PROXY COMMITTEE The Adviser relies on the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group’s Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Groups’ Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd. the UK affiliate of the Adviser. The Group Proxy Committee exercises oversight to assure that proxies are: – Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019, April 2020 2 – The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client. The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee. III. OVERSIGHT OF PROXY SERVICE PROVIDER Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients. The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the the Adviser continues to vote proxies in the best interests of its clients. As part of its ongoing oversight, the Group Proxy Committee performs periodic due diligence on the Proxy Service Provider. IV. VOTING CONFLICTS OF INTEREST Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Committee will follow the voting recommendations of a third party (which is the supplier of our proxy voting processing and research service). If a recommnedation from the third party is unavailable, or if the Group Committee believes it should override the recommnedations of the third party and vote in a way that may also benefit, or perceived to benefit, the Adviser’s interest, then the Group

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019, April 2020 3 Committee will obtain approval of the decision of from the Global Head of Equities with the rationale of such vote being recorded in writing. V. RECORD KEEPING The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of vote’s casted, records of client requests for proxy information, and documents prepared Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years. VI. DISCLOSURE 1. The Adviser discloses in its Form ADV Part 2 that clients may contact the Client Service Representative in order to obtain the Proxy Voting Policy and information as to specific votes. 2. A concise summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated. VII. DUE DILIGENCE The Chief Compliance Officer, along with the Compliance Department will periodically review a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee. VIII. ANNUAL REVIEW The Chief Compliance Officer, along with the Compliance Department shall review, no less frequently than annually, the adequacy of policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients.

Environmental, Social and Governance Policy for Listed Assets December 2020 This document is intended to be for information purposes only and it is not intended as promotional material in any respect

Schroders Environmental, Social and Governance Policy for Listed Assets 2 Contents Schroders’ ESG Definition and Philosophy 3 Our ESG Process 4 Integration 4 Company Analysis 5 Sovereign Analysis 5 Structured Credit and SPV Analysis 6 Insurance Linked Securities 6 Convertible Bonds 7 Active Ownership 7 Company Engagement 8 Voting: Coverage 9 Voting: Operational 10 Voting: Conflicts of Interest 10 Voting Client Choice/Delegating Authority 11 Disclosure 11 Stock Lending 11 Screening and Exclusion 12 Corporate Governance: Our Core Principles 13 Strategy, Performance, Transparency and Integrity 13 Boards and Management 14 Capital 15 Executive Remuneration 16 Environmental and Social Performance and Resolutions 17 Other Environmental & Social Issues 17 Other Corporate Governance Issues 18

Schroders Environmental, Social and Governance Policy for Listed Assets 3 Schroders’ ESG Definition and Philosophy Defining ESG ESG investment covers the range of investment activities which recognise the relationship between companies and the societies and environments in which they operate, and between companies and the shareholders which control them. ESG integration explicitly and systematically includes analysis of a range of risks and opportunities related to environmental, social and governance (ESG) drivers. In principle, this leads to a broader assessment of the environment in which companies operate and their performance in managing different stakeholders, giving a fuller understanding of future opportunities and risks than traditional financial analysis alone. Screening excludes companies involved in controversial activities. We recognise that many investors have concerns over specific activities to which they do not want their investment exposed. Where appropriate, we work with them to define the criteria used to avoid investment in companies operating in those industries and maintain that exclusion on an ongoing basis. Sustainable investment is an approach in which a company’s sustainability practices are paramount to the investment decision and in which ESG analysis forms a cornerstone of the investment process. Sustainable products look for sustainability leaders with a superior sustainability profile relative to their peers. As a result they are longer term with their investment horizon, and step away from opportunities that may appear attractive in valuation terms but have challenges on an aspect of ESG. Impact investment intends to achieve specific, positive social and environmental benefits while also delivering a financial return. This is not the same as impact measurement, which looks at how companies’ activities affect the world both positively and negatively. Schroders’ Philosophy At Schroders, we see ourselves as long- term stewards of our clients’ capital, and this philosophy leads us to focus on the long-term prospects for the assets in which we invest. It is central to our investment process to analyse each investment’s ability to create, sustain and protect value to ensure that it can deliver returns in line with our clients’ objectives. Where appropriate we also look to engage and to vote with the objective of improving performance in these areas. We believe the responsibility of investors includes protecting the interests of our clients from the impacts of financial and non-financial risks. Assessing and engaging on sustainability is becoming more important to investment processes. In our view, ESG and industrial trends are intrinsically linked. Companies face competitive pressures from a wider range of sources, on a larger scale and at a faster pace than ever before. Investors no longer have a choice over whether to seek exposure to ESG risks and opportunities; all companies and portfolios will be impacted. This is why we have committed to integrate ESG across all of our investment teams by the end of 2020. The policies outlined in this document apply to ESG integrated strategies, spanning equities, fixed income, multi-asset and alternatives. They incorporate what we have learnt from over twenty years of integrating ESG analysis across asset classes and geographies across the Schroders group. Given our commitment to integration and the growing data supporting effective implementation, we expect our approaches to continue to evolve.

Schroders Environmental, Social and Governance Policy for Listed Assets 4 Our ESG Process Integration We seek to integrate ESG considerations into our research and overall investment decisions across investment desks and asset classes. We recognise that different asset classes, portfolio strategies and investment universes require different lenses to most effectively strengthen decision-making. We measure and track levels of ESG integration using an internal accreditation framework. Schroders’ Sustainability Accreditation is our approach to formally recognising investment teams who have successfully integrated ESG into investment decisions. The accreditation process starts with a collaborative effort between the Sustainable Investment team and the investment team to map out the end- to-end investment process from idea generation to portfolio construction, and ensuring ESG is integrated systematically and meaningfully into the relevant steps. Our approach is pragmatic – we want to integrate ESG into established investment processes rather than create separate processes, which run the risk of becoming an after thought or a box ticking exercise. It is also robust; teams should be able to articulate and demonstrate how relevant issues are identified, investments are examined, portfolio decisions are influenced and how they monitor and manage emerging ESG risks. The Sustainable Investment team provides research, proprietary tools, and support to implement these steps. The accreditation documents are reviewed and refreshed; over time investment teams are expected to have improved levels of ESG integration. Our integration approach spans the breadth of the investment process, from identifying trends, analysing securities, constructing portfolios, through to engagement, voting and reporting. We believe that the investment decision makers must own true ESG integration. Below we outline how our fund managers, analysts and Sustainable Investment team work together to integrate ESG into each team’s investment processes: – The Sustainable Investment team works directly with the investment teams and provides ongoing advisory services to ensure that ESG is integrated in a relevant way for the asset class, investment philosophy, and market, taking into account rapidly evolving best practices. This does not remove accountability remaining with each investment team to ensure ESG is integrated in its research, analysis and decision making processes. – Our ESG analysts - like our investment analysts - have a sector focus. This enables them to gain a deeper understanding of sector-specific ESG issues and work in tandem with our investment analysts and portfolio managers to identify and assess ESG risks and opportunities, as well as incorporate consideration of these factors into their company models where appropriate. Regular sector updates are distributed to analysts across the capital structure to ensure that they are kept appraised of the latest developments. – Our Sustainable Investment team produce regular multi-sector and multi- region thematic research to ensure investors keep abreast of the latest ESG trends, and how they can impact valuation and risk. – Our Sustainable Investment team has produced a number of proprietary tools to help our analysts and fund managers identify, understand and manage ESG risks and opportunities. We outline these tools in the section below. The Sustainable Investment team provides on-going training to investors to ensure that they are aware of developments in this rapidly evolving area of interest. The team also creates training content which is available to investors on the in-house L&D system. Investors have ESG training included in their personal objectives. – Our equity and fixed income analysts analyse relevant ESG risks and opportunities for securities under their coverage within their research notes. Our Sustainable Investment team provide support by adding sector views and reviews of research notes for some teams periodically to highlight where ESG analysis can be enhanced and to promote best practice. – Each quarter the Sustainable Investment team screens desk portfolios against third-party ESG ratings from specialist ESG research providers and these ratings are distributed to investment desks. We do not believe that third-party ESG research views are the definitive view of a company’s ESG performance but it provides a catalyst for further research and discussions

Schroders Environmental, Social and Governance Policy for Listed Assets 5 Our proprietary tools Our Sustainable Investment team has developed a number of proprietary ESG tools to help our fund managers and analysts identify, understand and manage ESG risks and opportunities. CONTEXT and SustainEx, our flagship tools currently available for equity and corporate credit, are outlined below. – CONTEXT looks at logical and wide ranging data to assess how a company’s relationship with its stakeholders (customers, suppliers, regulators, environment, employees, communities) and calculates a score for each company. The score will vary across investment strategies - CONTEXT is interactive and highly customisable, enabling analysts to select the most material ESG factors for each sector, weight their importance and apply relevant metrics. Analysts are then able to compare companies based on the metrics selected, their own company assessment scores or adjusted rankings (by size, sector or region). The unique features of the tool give analysts the flexibility to make company specific adjustments to reflect their specialist knowledge. – SustainEx is our award-winning impact measurement tool. It scientifically combines measures of both the harm companies can do and the good they can bring to arrive at an aggregate measure of each firm’s social and environmental impact, allowing investors to target their ESG investments effectively. It quantifies the extent to which companies are in credit or deficit with the societies to which they belong, and the risks they face if the costs they externalise are pushed into companies’ own costs. Company Analysis We believe that analysing exposure to and management of ESG factors, in addition to traditional financial analysis, will enhance our understanding of a company’s fair value and its ability to deliver long-term returns We pay particular focus to ensuring that stakeholder relationships across the board (suppliers, customers, employees, communities, the environment, regulators, fixed income and equity providers) are managed in a sustainable manner Sovereign Analysis The social and environmental backdrop facing countries and their governments is changing quickly. As pressures become more acute, the financial importance of effectively managing social and environmental change is rising. Identifying and understanding relevant ESG issues and assessing how challenges are being met, help with our long term analysis of Sovereign risk. The thematic research and tools constructed by the Sustainable Investment team are available for investment teams. These have been developed to ensure that data relating to countries’ ESG performance is easily accessible. The Sustainable Investment team also work with the Economics team seeking to quantify how these long term challenges may impact their regional forecasts.

Schroders Environmental, Social and Governance Policy for Listed Assets 6 Structured Credit and SPV Analysis We believe an in-depth understanding of collateral cash flow and the impact of the securitised loan’s structure is the foundation of generating returns in a market where size and complexity leads to exploitable inefficiency. The consideration of ESG factors provides a more holistic assessment of the quality of the collateral and the sustainability of the cash flows. Broadly speaking, ESG integration for securitised assets has always been present in some respects, however, post financial crisis there has been stronger documentation on the quality of the loan origination process and regulation has brought several elements of lending more apace with ESG. However, we have developed a more holistic sustainability assessment framework based on five principal pillars: ; lawfulness, fairness, purposeful, contractual and sustainable. Also, fundamentally embedded within our research is a review of governance, fair lending / predatory lending, and the health of the loan for the consumer. Counterparty considerations are a part of the asset consideration and governance. Additionally, we have developed proprietary analytics consisting of asset specific models, surveillance and forecast/ trend analysis to assist in assessing the sustainability of investment ideas. Our investment process begins with the identification of fundamental and technical factors that drive performance for both the overall securitised market and specific sectors. The fundamental framework incorporates the five principal pillars of our sustainability analysis. Insurance Linked Securities Insurance Linked Securities (ILS) are primarily linked to the (re-) insurance of natural catastrophe, mortality and pandemic risk, extreme events that can cause severe disruption to individuals’ lives and the communities they live in. A fundamental concept of insurance is to provide financial security and protection against unforeseen events by spreading the cost of events impacting a few across a broader community of insureds. The larger the pool of risk sharers (policyholders), the lower the cost of risk transfer. Reinsurance and ILS help to broaden the pool of potential risk sharers to make the transfer of risk more efficient. ILS can help reduce the cost of purchasing protection against adverse fortuitous events for individuals. In addition, the performance of ILS is positively correlated with the experience of the policyholders. When nothing happens, we make a return. When disaster strikes, the proceeds generated by the payments under ILS help families and communities rebuild their lives. By nature, certain types of ILS products, e.g. catastrophe bonds, in themselves are already exposed to social and environmental trends such as climate change. We follow and examine social and environmental trends we believe will emerge over the investment horizon and consider their potential impact on returns. For example, we adjust Natural Catastrophe models to reflect our own views on the frequency and severity of extreme weather events. In non-weather related ILS we seek to avoid investing in risks that may contain ethical or social concerns (for example where investment returns are dependent on the outcome of insurance lottery jackpots).

Schroders Environmental, Social and Governance Policy for Listed Assets 7 Convertible Bonds Convertible bonds are hybrid securities that entitle the investor to convert a bond into a certain number of associated shares. They combine the protection of a fixed income investment with the potential return of a stock. The blend of individual elements that make up a convertible bond - bond, equity and right of conversion – produces an asset class that has unique risk-return characteristics. If the price of the underlying share is relatively low, the convertible bond has more of the characteristics of a bond; for example, the risk of loss is reduced in difficult times. In contrast, if the share price rises, the price of the convertible bond also increases and it is more like an equity. The unique characteristics of this asset class means that ESG analysis is done on a security by security basis, requires a degree of flexibility and draws on a range of tools. Traditional fixed income ESG analysis focus on material issues that will impact over the duration of the instrument and are likely to be seen as credit events, impacting the balance sheet. Examples include behaviours or risks that might lead to an issuer losing their “license to operate” such as major litigation or an environmental disaster. For convertible bonds we will also include an assessment of the longer term ESG issues which will impact the equity valuation at the time of conversion. Material additional ESG issues from this analysis are more likely to manifest themselves in the profit and loss statement, impacting top line growth, operating margins, investment levels and tax rates. Active Ownership Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process. Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise. Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models. Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings. For Australia (SIMAL) and Japan there are local statements which apply for locally managed assets. All codes are publically available.

Schroders Environmental, Social and Governance Policy for Listed Assets 8 Company Engagement Purpose Companies are at the centre of our framework and we monitor their abilities to navigate stakeholder relationships. Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase stakeholder value. When engaging our purpose is to seek additional understanding, share our expectations or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. The following four attributes are critical to the success of our engagement approach: 1 Knowledge: We leverage the knowledge of our analysts and portfolio managers to really understand which sustainability issues matter to a company’s long-term performance. 2 Relationships: We have built strong, long-standing relationships with the companies in which we invest, with our engagement history dating back to the year 2000. 3 Impact: The insight gained through engagement can directly influence the investment case 4 Incentive: We have the power to reduce or even sell out of a holding if engagement is unsuccessful, or the option to avoid investing at all. We focus on issues material to the value of the company’s shares or debt instruments. These include a full range of stakeholder issues from employees, customers, and communities to the environment, suppliers regulators. The governance structure and management quality that oversee these stakeholder relationships are also a key focus for our engagement discussions. These issues may be identified through our thematic research, company level- investment research, stakeholder scores within our proprietary tools or responding to controversies. We prioritise our engagement activities based on the materiality of the issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument. Process Our engagement activities are undertaken by our portfolio managers, fixed income and equity investment analysts and the Sustainable investment team. In the past few years, we have developed a number of new engagement tools to support our investors in undertaking their own engagements. A company engagement generally begins with a process of enhancing our understanding of the company and helping the company to understand our position on the particular position on a topic. The extent to which we expect to effect change depends on the specific situation, the amount that we own and where we sit in the capital structure. We track engagement progress over time to ensure we can systematically monitor outcomes. Where we have engaged repeatedly and seen no meaningful progress, then we will escalate. This can include voting against management at a company’s annual general meeting (AGM). Our mechanism for engagement typically involves one of the following methods which may vary by region: – One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations, managers of specialist areas such as a sustainability or environmental manager) – Written correspondence; – Phone calls; – Discussions with company advisers and stakeholders; – Voting; – Collective engagement with other investors – Events to educate companies or collaborate on new reporting frameworks

Schroders Environmental, Social and Governance Policy for Listed Assets 9 Transparency Our engagement activities help to drive the sustainability agenda. Reporting on the outcome of all of our engagement activities is therefore key. We report on the number of engagements across the firm reflecting our full sphere of influence. This recognises the engagement undertaken not only by the dedicated sustainability team but also investment desk led engagements. We also capture the influencing power of our voice through proxy voting and acknowledge how our involvement in industry bodies and public policy work also push the sustainability agenda at a market level. These efforts help to shape industry best practice, new governance norms and reporting practices. To acknowledge all these tools we have, and the scope of our influence, we report our engagements through a tiered structure within our quarterly and annual sustainable investment reports. Voting: Coverage We recognise our responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients. We aim to support company management of investee companies; however, we will oppose management if we believe that it is in the best interests of our clients. The majority of resolutions we target incorporate specific corporate governance issues which are required under local stock exchange listing requirements. This includes, but is not limited to: – Approval of directors, – Accepting reports and accounts – Approval of incentive plans – Capital allocation – Reorganisations and mergers We vote on both shareholder and management resolutions. Our Corporate Governance analysts assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These analysts draw their own expertise as well as on external research, such as the Investment Association’s guidelines, the Institutional Shareholder Services (ISS), and public reporting. Our own research is integral to our process and this is conducted by both our investment and ESG analysts. Corporate Governance analysts consult with the relevant financial analysts and portfolio managers to seek their view and better understand the corporate context, ensuring the company receives one voice from us. The final decision will reflect what investors and Corporate Governance analysts believe to be in the best long term interest of their client. In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these. Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.

Schroders Environmental, Social and Governance Policy for Listed Assets 10 Voting: Operational As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote. An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately. We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers. Voting: Conflicts of Interest Schroders accepts that conflicts of interest arise in the normal course of business. We have a documented Group wide policy, covering such occasions, to which all employees are expected to adhere, on which they receive training and which is reviewed annually. There are also supplementary local policies that apply the Group policy in a local context. More specifically, conflicts or perceived conflicts of interest can arise when voting on motions at company meetings which require further guidance on how they are handled. Outlined below are the specific policies that cover engagement and voting. Schroders’ Corporate Governance analysts are responsible for monitoring and identifying situations that could give rise to a conflict of interest when voting in company meetings. Where Schroders itself has a conflict of interest with the fund, the client, or the company being voted on, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service). Examples of conflicts of interest include (but are not limited to): – where the company being voted on is a significant client of Schroders, – where the Schroders employee making the voting decision is a director of, significant shareholder of or has a position of influence at the company being voted on; – where Schroders or an affiliate is a shareholder of the company being voted on; – where there is a conflict of interest between one client and another; – where the director of a company being voted on is also a director of Schroders plc; – where Schroders plc is the company being voted on. Separation of processes and management between Schroder Investment Management and our Wealth Management division helps to ensure that individuals who are clients or have a business relationship with the latter are not able to influence corporate governance decisions made by the former. If Schroders believes it should override the recommendations of the third party in the interests of the fund/client and vote in a way that may also benefit, or be perceived to benefit, its own interests, then Schroders will obtain the approval of the decision from the Schroders’ Global Head of Equities with the rationale of such vote being recorded in writing. If the third- party recommendation is unavailable, we will vote as we see is in the interests of the fund. If however this vote is in a way that might benefit, or be perceived to benefit, Schroders’ interests, we will obtain approval and record the rationale in the same way as described above. In the situation where a fund holds investments on more than one side of the transaction being voted on, Schroders will always act in the interests of the specific fund. There may also be instances where different funds, managed by the same or different fund managers, hold stocks on either side of a transaction. In these cases the fund managers will vote in the best interest of their specific funds. Where Schroders has a conflict of interest that is identified, it is recorded in writing, whether or not it results in an override by the Global Head of Equities.

Schroders Environmental, Social and Governance Policy for Listed Assets 11 Voting Client Choice/Delegating Authority Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders. Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests. We welcome a dialogue with our clients on voting policy and its application Disclosure We believe transparency is an important feature of effective Stewardship. We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis. On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes. As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements. All of these reports above are available on our website: https://www.schroders. com/en/about-us/active-ownership/ sustainability-analysis-in-practice/; Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing. Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Stock Lending We do not currently Stock Lend for our pooled funds.

Schroders Environmental, Social and Governance Policy for Listed Assets 12 Screening and Exclusions We fully support the following international conventions: – The Convention on Cluster Munitions (2008): prohibits the production, stockpiling, transfer and use of cluster munitions – The Anti-Personnel Landmines Treaty (1997), also known as The Ottawa Treaty (1997): prohibits the production, stockpiling, transfer and use of anti- personnel landmines – The Chemical Weapons Convention (1997): prohibits the use, stockpiling, production and transfer of chemical weapons – Biological Weapons Convention (1975): prohibits the use, stockpiling, production and transfer of biological weapons. We will not knowingly hold any security that is involved in the production, stockpiling, transfer and use of these weapons. We do not exclude those companies whose business activities or products only have the potential to be used for these purposes, or where these activities or products have not been undertaken or created with these uses in mind. Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. These are publicly disclosed and available on our website: http://www.schroders. com/sustainability We recognise that many investors hold views that their investments should not be associated with companies engaging in specific activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensue that their views are reflected in the most accurate way possible. In addition to the firm wide restrictions outlined above, SIMAL also excludes nuclear weapons and tobacco for locally managed funds. The list of their restrictions can be found on their website.

Schroders Environmental, Social and Governance Policy for Listed Assets 13 Corporate Governance: Our Core Principles The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients. Strategy, Performance, Transparency and Integrity Strategic Focus Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term. If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax- efficient manner. Shareholders’ Interests We will oppose any proposal or action which materially reduce or damage shareholders’ rights. Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders. With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval. Where these are allowed to proceed, we expect these to be subject to proper oversight and regular review by the board. Shareholders should be given sufficient and timely information about any voting proposal to allow them to make an informed judgement when exercising their voting rights. Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares. Reporting The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards. Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors. Auditors Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts. In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company. The tenure of an auditor should also be assessed to ensure rotation for independence. Internal Controls The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business

Schroders Environmental, Social and Governance Policy for Listed Assets 14 Boards and Management Status and Role The boards of the companies in which our clients’ monies are invested should consider and review, amongst other things, strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all, they should be focused on the long term sustainable generation of value. Board members must be independent, competent and have relevant expertise. The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders. The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company. Every member of the board should stand for re-election by shareholders no less than every three years. We generally only support yearly elections. Companies should disclose sufficient biographical information about directors and commit to regular board evaluations to enable investors to make a reasonable assessment of the value they add to the company. Board members should have enough time to devote to the role so that they can effectively discharge their duties. Members with multiple external appointments will be deemed over-boarded. Board Leadership Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues. Board Structure Boards should consider the diversity and balance of the board: – The board should be balanced, such that no group dominates the board or supervisory body. – There should be a material number of genuinely independent non-executive directors on the board or supervisory body.Companies and boards should be able to demonstrate that they are diverse organisations across gender, ethnicity, sexuality and thought. As well as monitoring board diversity, the board should be monitoring the internal pipeline of talent and the wider workforce using these metrics Board gender diversity is one of the most transparent metrics that we currently have on a global basis. We actively vote against individuals on boards that are not making enough progress on this area to hold them accountable. Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally, after nine years we will no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member Board Performance The process for selecting, refreshing and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success. Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.

Schroders Environmental, Social and Governance Policy for Listed Assets 15 Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety of tenures will ensure that different perspectives are brought to discussions and ensure orderly succession. We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance. Committees Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non- executive board members. Succession Planning The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated. The internal pipeline of talent should be monitored and benchmarked on a regular basis. We expect this pipeline to be a diverse one. Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure. The board should ensure that it too is subject to rigorous succession planning and skills-based assessment. They should regularly seek to appoint new non- executive directors. Capital Efficient Use of Capital Companies should earn a return on capital that exceeds the company’s weighted average cost of capital. Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle. Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return. Capital should not be used for value- destroying acquisitions. Issuing Shares Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock. The creation of different classes of equity share capital must be fully justified. Pre-emption Rights Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre- emption Group. We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis. Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%. We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders. Share Voting Rights Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

Schroders Environmental, Social and Governance Policy for Listed Assets 16 Executive Remuneration In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests. We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed. In formulating proposals, remuneration committees and boards should, in particular: – Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year; – Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance; – Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation; – Avoid arrangements that would encourage the destruction of shareholder value; – Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance; – Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable; – Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers; – Not re-price, adjust, or otherwise amend stock options and awards; – Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance; – Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders; – Focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns. – Long term incentives to be paid in shares which have a performance and vesting period of at least five years.

Schroders Environmental, Social and Governance Policy for Listed Assets 17 Environmental and Social Performance and Resolutions We examine E&S performance and resolutions on a case by case basis according to the following framework. 1 Materiality We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate. 2 Transparency As investors, we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business. 3 Asymmetric knowledge As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices. 4 Alignment with evolving ESG best practice Through our voting and engagement, we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences. 5 Evidence of policy implementation and progress Whilst transparency is key, we want re- assurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks. 6 Responsible conduct Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies. Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro- active in strengthening its management systems to ensure that probability of future controversies has been minimised. Other Environmental & Social Issues Climate Limiting temperature rises to two degree above preindustrial levels or lower – in line with the commitments made through the Paris Accord – is among the most urgent and biggest challenges facing global economies and societies. We support efforts we believe will help achieve that goal. Our analysis shows that climate change is a major structural challenge that will have a significant impact on the operating backdrop for the majority of companies and sectors. We believe that significant winners and losers will emerge based on how companies respond to this challenge. We support the Task Force on Climate Related Financial Disclosure (TCFD) and encourage companies to report against the key elements of this framework. We also look for membership of industry associations and lobbying groups to be aligned with corporate commitments on climate changes. We use our influence as investors through engagement and voting to push companies to prepare and demonstrate the efforts they take to address key climate risks. We will generally vote against directors at companies where we feel that climate change is a major risk and the boards cannot demonstrate publically that they are preparing sufficiently for it. UN Global Compact (UNGC) violations: Human Rights, Labour Rights, Environment, Anti-corruption We recognise the importance of companies respecting and protecting human rights, ensuring decent working conditions and upholding labour rights, promoting greater environmental responsibility and having robust anti-corruption measures and practices in place. As UNGC signatories we are committed to ensuring companies align their operations and strategies to the UNGC’s ten universally accepted principles. Through our ESG integration and active ownership process we take into consideration how companies are interacting with all their stakeholders (customers, suppliers, environment, regulators, employees and communities) and the

Schroders Environmental, Social and Governance Policy for Listed Assets 18 contribution this might have (both negative and positive) to their long-term success. The UNGC principles are embedded within this framework. Our holistic approach goes beyond the ten principles and incorporate a broader range of issues. That analysis also informs our engagement with companies; where we consider companies’ business practices may be unsustainable we regularly engagement management teams to better understand their plans, and to promote more responsible behavior, and if we believe the action taken is not appropriate will vote against individual directors. Biodiversity The variety of plants and animals, and where they live – is critical for our everyday lives. It provides us with food, water, clean air, shelter and medicines. Loss of biodiversity and changes to ecosystems can increase the risk of infectious diseases in animals, plants and humans. We recognise that deforestations, changes in land use, increasing agricultural intensity, over-population, climate change and pollution contribute to biodiversity loss and we therefore take these factors into consideration in our ESG analysis of companies and engage with companies where we believe their practices are unsustainable. Water use Water is critical to human and ecosystem health, necessary in many industrial processes, indispensable in food and energy production, an important vehicle for disposing of wastes, and integral to many forms of recreation. While ~70% of the earth’s surface is covered in water, less than 1% of this is water available for consumption by people and business, and the supply of clean, fresh water is decreasing. At the same time, there is an increasing demand for water through agriculture, a growing global population and economic development. Supply side and demand side pressure means that water is increasingly becoming a material risk for companies that are struggling to source scarce, clean water. Understanding and managing water risk may be fundamental to a company’s ability to continue as a going concern. As a result, the water intensity of companies’ operations, scarcity in the regions in which they operate and their strategies to manage their use all feature in our ESG analysis of companies. We also engage companies on water risk. Taxation Taxes are probably the clearest form of companies’ social contribution. They are reinvested by the state into society, providing vital public services. We believe it is important that companies behave responsibly and conduct their tax affairs in an open and transparent way. Responsible tax payment is reflected in the tools available to our analysts when examining ESG performances and is regularly included in our engagement with companies. Oppressive regimes These are commonly associated with systematic human rights abuses, and often an absence of the rule of law, a lack of freedom of expression and land rights abuses. Through our ESG integration and active ownership process we seek to understand whether companies operate or have supply chains in countries governed by oppressive regimes. We comply with the sanctions regimes issued by the EU, the UN, Her Majesty’s Treasury (HMT), and the Office of Foreign Asset Control Other Corporate Governance Issues Takeover Bids Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients. Poison Pills and Takeover Defences Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed. Company Constitutions The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

Environmental, Social and Governance Policy for Listed Assets Schroder Investment Management Limited 1 London Wall Place, London EC2Y 5AU, United Kingdom Tel: +44 (0) 20 7658 6000 schroders.com @schroders Important information: For information purposes only. The views and opinions contained herein are those of the Sustainable Investment team, and may not necessarily represent views expressed or reflected in other Schroders communications, strategies or funds. This material is intended to be for information purposes only and is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The material is not intended to provide and should not be relied on for accounting, legal or tax advice, or investment recommendations. Reliance should not be placed on the views and information in this document when taking individual investment and/or strategic decisions. Past performance is not a guide to future performance and may not be repeated. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Information herein is believed to be reliable but Schroders does not warrant its completeness or accuracy. Some information quoted was obtained from external sources we consider to be reliable. No responsibility can be accepted for errors of fact obtained from third parties, and this data may change with market conditions. This does not exclude any duty or liability that Schroders has to its customers under any regulatory system. Regions/ sectors shown for illustrative purposes only and should not be viewed as a recommendation to buy/sell. The opinions in this document include some forecasted views. We believe we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know. However, there is no guarantee than any forecasts or opinions will be realised. These views and opinions may change. To the extent that you are in North America, this content is issued by Schroder Investment Management North America Inc., an indirect wholly owned subsidiary of Schroders plc and SEC registered adviser providing asset management products and services to clients in the US and Canada. For all other users, this content is issued by Schroder Investment Management Limited, 1 London Wall Place, London EC2Y 5AU. Registered No. 1893220 England. Authorised and regulated by the Financial Conduct Authority. 530306

Proxy Voting Policy and Procedures

April 2020

Summary

Lord Abbett votes proxies on behalf of each client who delegates proxy voting authority to Lord Abbett. Lord Abbett has a fiduciary responsibility to vote shares in the clients’ best economic interests. This Policy sets forth proxy voting standards that conform to Lord Abbett’s approach to support and encourage sound corporate governance.

Risks Addressed By This Policy

●	Failure to vote proxies in the best interest of clients and funds;

●	Failure to identify and address conflicts of interest;

●	Failure to provide adequate oversight of Lord Abbett’s third-party proxy service provider;

●	Failure to provide adequate disclosures regarding Lord Abbett’s proxy voting policies and procedures; and

●	Failure to maintain adequate proxy voting records.

Proxy Voting

1 Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2 Proxy Voting Process Overview

The Investment Stewardship Council (“ISC”), consisting of representatives from the Investment Department and other areas of the firm appointed by the firm’s Steering Committee, oversees proxy voting and broader issuer engagement. One or more members of the ISC, hereinafter referred to as the “Proxy Group”, are appointed to oversee proxy voting mechanics on a day-to-day basis under the governance of the ISC as a whole. Proxy decisions are typically made by the Proxy Group in accordance with the policies and procedures described in this document and in consultation with the ISC and members of the Investment and Legal Departments. In select cases proxy decisions are referred to the ISC as a whole for resolution.

Lord Abbett has implemented the following approach to the proxy voting process:

●	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team, in consultation with the ISC, is responsible for recommending how to vote the security. Once a voting decision has been made, the Proxy Group is responsible for submitting Lord Abbett’s vote.

●	In cases where we deem all clients’ positions in a company to be non-material, the Proxy Group is responsible for recommending how to vote the security and will seek guidance from the ISC, the relevant investment team, Legal or other resources to determine how to vote.

●	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the relevant investment team or Legal Departments, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

●	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the ISC, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

Proxy Voting

3 Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4 Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

●	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

●	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Proxy Voting

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

●	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. Investment Administration, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

5 Securities Lending

Lord Abbett funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for a number of reasons, including if timely notice of a meeting is not given or if potential revenue generation is deemed to outweigh the benefits of voting at a specific meeting.

6 Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi- employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

Proxy Voting

6.1 Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

6.2 Directors

6.2.1      Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. However, in evaluating a director nominee’s candidacy, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by a nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a market index; and (9) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

6.2.2      Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

6.2.3      Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

6.2.4      Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

Proxy Voting

6.2.5      Independent board chairman

Proponents of proposals to require independent board chairmen seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for independent board chairmen, and will consider a variety of factors, including if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

6.3 Compensation and Benefits

6.3.1      General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

6.3.2      Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels. However, Lord Abbett will vote on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Proxy Voting

6.3.3      Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. However, we will evaluate such proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including if we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. Similarly, when evaluating proposals on the frequency of say on pay votes, we will consider the specific facts and circumstances we deem relevant.

6.3.4      Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Lord Abbett believes that management generally is in the best position to assess executive compensation. However, we will evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

6.3.5      Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Lord Abbett believes that management generally is in the best position to assess executive compensation. However, we will evaluate such proposals on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.3.6      Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross- up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

6.3.7      Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

Proxy Voting

6.3.8      Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. However, Lord Abbett will vote on a case-by-case basis on shareholder proposals that seek to impose limits on executive compensation.

6.3.9      Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans, although we generally do not support plans that are dilutive.

6.4 Corporate Matters

6.4.1      Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

6.4.2      Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

6.4.3      Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

6.4.4      Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

Proxy Voting

6.5 Anti-Takeover Issues and Shareholder Rights

6.5.1      Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case- by-case basis, but will tend to vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

6.5.2      Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

6.5.3      Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

6.5.4      Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

Proxy Voting

6.5.5      Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two- tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.5.6      Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

6.5.7      Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

6.5.8      Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

6.5.9      Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

6.5.10    Reimbursing proxy solicitation expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

Proxy Voting

6.5.11     Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

6.6 Environmental, Social and Governance Issues

Proposals relating to environmental, social and governance (“ESG”) issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett believes ESG factors may have an impact on long-term financial performance and can represent significant risks and costs to a business. We believe that well developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with these ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with these ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proposals based on their potential effect on shareholder value. We tend to vote against proposals that we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders, but may support proposals that ask for useful disclosure. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances. We pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

6.7 Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Proxy Voting

Responsible Parties

●	CCO

●	Investments

●	Lord Abbett Funds’ Proxy Voting Committee

Documentation

●	Conflicts log

●	Record of Proxy Votes

Compliance Dates/Filings

●	File Form N-PX by August 31st each year for each Lord Abbett Fund

●	Annual due diligence review of third-party service provider

●	Annual Report to CCO regarding the effectiveness of this Policy

Other Policies

●	Record-Keeping Policy

●	Service Provider Oversight Policy

Disclosures

●	ADV

●	RFPs

●	Form N-PX

●	Statement of Additional Information

GUARDIAN VARIABLE PRODUCTS TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Certificate of Trust - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on March 15, 2016.*

(b)	By-laws dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

(c)	Not applicable

(d)	(1)(A)	Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(1)(B)	Amendment dated March 28, 2018 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(1)(C)	Amendment dated June 17, 2020 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(D)	Amendment dated December 9, 2020 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(1)(E)	Amendment dated October 25, 2021, to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016, ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(2)	Subadvisory Agreement with ClearBridge Investments, LLC dated July 31, 2020 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(3)(A)	Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)(C)	Amendment dated June 17, 2020 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)(D)	Amendment dated December 9, 2020 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(3)(E)	Amendment dated December 8, 2021 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 – Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(4)	Subadvisory Agreement with Putnam Investment Management LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(5)	Subadvisory Agreement with Boston Partners Global Investors, Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(6)(A)	Subadvisory Agreement with AllianceBernstein L.P. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(6)(B)	Subadvisory Agreement with AllianceBernstein L.P., dated November 13, 2019 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(6)(C)	Amendment dated June 17, 2020 to Schedule A of Subadvisory Agreement with AllianceBernstein L.P., dated November 13, 2019 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(7)(A)	Subadvisory Agreement with Allspring Global Investments, LLC dated November 1, 2021 – filed herewith.

	(8)(A)	Subadvisory Agreement with Janus Capital Management LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(8)(B)	Subadvisory Agreement with Janus Capital Management LLC dated May 30, 2017 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(9)(A)	Subadvisory Agreement with Schroder Investment Management North America Inc. dated February 17, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(9)(B)	Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited dated February 17, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(10)	Subadvisory Agreement with J.P. Morgan Investment Management Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(11)	Subadvisory Agreement with Lord, Abbett & Co. LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(12)	Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) dated June 30, 2020 — Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(13)	Subadvisory Agreement with FIAM LLC dated June 30, 2020 — Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

(e)	(1)	Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)	Amendment dated June 17, 2020 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(4)	Amendment dated December 9, 2020 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

(f)	Not applicable

(g)	(1)	Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)	Amended Appendix A dated June 17, 2020 to Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(g)(3)	Amended Appendix A dated December 9, 2020 to Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

(h)	(1)(A)	Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(B)	Amended Schedule A dated June 17, 2020 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(c)	Amended Schedule A dated December 9, 2020 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(2)(A)	Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(B)	Amended Schedule A dated June 17, 2020 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(c)	Amended Schedule A dated December 9, 2020 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(3)(A)	Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Amendment dated June 17, 2020 to Schedule B of Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)(C)	Amendment dated December 9, 2020 to Schedule B of Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant's Registration Statement on Form N-1A filed on December 30, 2020.*

	(4)	Expense Limitation Agreement with Park Avenue Institutional Advisers LLC dated May 1, 2022 – filed herewith.

	(5)	Fund of Funds Investment Agreement with Vanguard Funds dated January 19, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

(i)	Legal Opinion and Consent - filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution and Service Plan pursuant to Rule 12b-1 dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)	Amendment dated June 17, 2020 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 dated August 8, 2020 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

(n)	Not applicable

(o)	Not applicable

(p)	(1)	Code of Ethics of Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC - filed herewith

	(2)	Code of Ethics of Park Avenue Securities LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(3)	Code of Ethics of Putnam Investment Management, LLC - filed herewith

	(4)	Code of Ethics of AllianceBernstein L.P. - Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(5)	Code of Ethics of J.P. Morgan Investment Management Inc. — Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(6)	Code of Ethics of Lazard Asset Management LLC — Previously filed with Post-Effective Amendment No.7 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.*

	(7)	Code of Ethics of Wellington Management Company LLP - filed herewith

	(8)	Code of Ethics of Boston Partners Global Investors, Inc. - Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(9)	Code of Ethics of ClearBridge Investments, LLC - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(10)	Code of Ethics of Janus Capital Management LLC - Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(11)	Code of Ethics of Wells Capital Management Incorporated — Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(12)	Code of Ethics of Lord, Abbett & Co. LLC — Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(13)	Code of Ethics of Massachusetts Financial Services Company — filed herewith

	(14)	Code of Ethics of FIAM LLC — Previously filed with the Registrant's Registration Statement on Form N-1A filed on April 29, 2021.*

	(15)	Code of Ethics of Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

(q)	(1)	Power of Attorney - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Power of Attorney - Previously filed with Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A on February 27, 2020.*

	(3)	Power of Attorney ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

*       Incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Guardian Insurance & Annuity Company, Inc. (“GIAC”), on its own behalf and on behalf of its separate accounts, Separate Account Q and Separate Account R (the “Separate Accounts”), owns of record the outstanding shares of each series of the Registrant. GIAC will vote Fund shares in accordance with instructions from contract owners having interests in a Separate Account. Each Separate Account is a segregated asset account of GIAC.

Item 30.	Indemnification

Article VIII, Section 8.4 of the Registrant’s Declaration of Trust provides for the indemnification of the trustees, officers, employees, agents and other controlling persons of the Registrant. The Declaration of Trust has been filed as an exhibit to the Registrant’s Registration Statement.

Section 17(h) of the Investment Company Act of 1940 provides that no instrument pursuant to which the Registrant is organized or administered shall contain any provision that protects or purports to protect any Trustee or officer of Registrant against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may be party to other agreements that include indemnification, or substantially similar, provisions for the benefit of the Registrant’s Trustees, officers, employees and any person who controls the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC maintain a directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy. Guardian Variable Products Trust also maintains an independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the Trustees and officers of Guardian Variable Products Trust and covers services offered by Park Avenue Institutional Advisers LLC and the IDL insurance policy covers the independent Trustees only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities as Trustees or officers of Guardian Variable Products Trust.

Item 31.	Business or Other Connections of Investment Adviser(s)

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) to Guardian Variable Products Trust and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such schedule(s) is hereby incorporated by reference.

Park Avenue Institutional Advisers LLC File No. 801-81084	Putnam Investment Management, LLC File No. 801-7974

AllianceBernstein L.P. File No. 801-32361	Schroder Investment Management North America Inc. File No. 801-15834

J.P. Morgan Investment Management Inc. File No. 801-21011	Schroder Investment Management North America Limited File No. 801-37163

Wellington Management Company LLP File No. 801-15908	Boston Partners Global Investors, Inc. File No. 801-61786

ClearBridge Investments, LLC File No. 801-64710	Janus Henderson Investors US LLC File No. 801-13991

Allspring Global Investments, LLC File No. 801-21122	Lord, Abbett & Co. LLC File No. 801-6997

FIAM LLC	Massachusetts Financial Services Company
File No. 801-63658	File No. 801-17352

Item 32.	Principal Underwriter

(a)       Park Avenue Securities LLC serves as the principal underwriter for the Registrant.

(b)       The following information is furnished with respect to the directors and officers of Park Avenue Securities LLC:

(1)	(2)	(3)
Name and Principal	Position and Offices	Position and Offices
Business Address*	with Principal Underwriter	with Registrant

Marianne Caswell	Manager	None

Michael Ferik	Manager	Chairman & Trustee

Leyla Lesina	Manager	None

Kevin Molloy	Manager	None

Marianne Caswell	President	None

Harris Oliner	Senior Vice President, Associate Corporate Secretary	Senior Vice President and Secretary

Carly Maher	Vice President, Operating Officer	None

Joseph Fuschillo	Vice President, Head of Business Development	None

Amandah Greiling	Vice President, Enterprise Customer Service	None

Michael Kryza	Vice President, Business Development, Group	None

Joshua Hergan	Second Vice President and General Counsel

Thomas Drogan	Second Vice President and Chief Compliance Officer	None

Shawn McGrath	Second Vice President, Individual Markets Controller	None

Allen Boggs	Second Vice President, Supervision and Business Risk	None

George Oka	Second Vice President, Strategic Initiatives	None

Michael Ryniker	Assistant Vice President, Operations	None

Christian Mele	Assistant Vice President, Head of Wealth Management and Annuity Operations	None

Gregory Blazinski	Lead, Agent Contracting & Licensing	None

Yossi Rosanel	Director, Financial and Operations Principal	None

Brandon Bloeth	Director, Business Strategy	None

Robert D. Grauer	Assistant Corporate Secretary	None

Brian Hagan	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer

*	The principal business address of all directors and officers of Park Avenue Securities LLC is 10 Hudson Yards, New York, NY 10001.

(c)       Not applicable

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) Investment Company Act of 1940 and the Rules promulgated thereunder are or will be maintained by Park Avenue Institutional Advisers LLC, 10 Hudson Yards, New York, NY 10001; Park Avenue Securities LLC, 10 Hudson Yards, New York, NY 10001; Putnam Investment Management, LLC, 100 Federal Street, Boston, MA 02110; AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203; J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179; Schroder Investment Management North America Inc., 7 Bryant Park, New York, NY 10018 and Schroder Investment Management North America Limited,1 London Wall Place, London EC2Y 5AU United Kingdom; Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210; Boston Partners Global Investors, Inc., 909 Third Avenue, 32nd Floor, New York, NY 10022; ClearBridge Investments, LLC, 620 8th Avenue, New York, NY 10018; Janus Henderson Investors US LLC, 151 Detroit Street, Denver CO 80206; Allspring Global Investments, LLC, 525 Market Street, 10th Floor, San Francisco CA 94105; Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302; Massachusetts Financial Services Company, 111 Huntington Avenue, Boston MA 02199; FIAM LLC, 900 Salem Street, Smithfield, RI 02917; State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 21 under the 1933 Act and Amendment No. 25 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 28th day of April, 2022.

GUARDIAN VARIABLE PRODUCTS TRUST (the Registrant)

By:	/S/ JOHN H. WALTER
John H. Walter, Senior Vice President and Treasurer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated and on the 28th day of April, 2022.

SIGNATURE	TITLE

MICHAEL FERIK	Chairman and Trustee
Michael Ferik*

DOMINIQUE BAEDE	President (Principal Executive Officer)
Dominique Baede*

BRUCE W. FERRIS	Trustee
Bruce W. Ferris*

THEDA R. HABER	Trustee
Theda R. Haber*

MARSHALL LUX	Trustee
Marshall Lux*

LISA K. POLSKY	Trustee
Lisa K. Polsky*

RICHARD T. POTTER	Trustee
Richard T. Potter*

JOHN WALTERS	Trustee
John Walters*
Senior Vice President and Treasurer (Principal Financial
/S/ JOHN H. WALTER	and Accounting Officer)
John H. Walter

*By:	/S/ JOHN H. WALTER
Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith.

15

Exhibit Index

(d)(7)(A)	Subadvisory Agreement with Allspring Global Investments, LLC
(h)(4)	Expense Limitation Agreement
(i)	Legal Opinion and Consent
(j)	Consent of Independent Registered Public Accounting Firm
(p)(1)	Code of Ethics of Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC
(p)(3)	Code of Ethics of Putnam Investment Management, LLC
(p)(7)	Code of Ethics of Wellington Management Company LLP
(p)(13)	Code of Ethics of Massachusetts Financial Services Company

EX-101. SCH XBRL Taxonomy Extension Schema Document

EX-101. CAL XBRL Taxonomy Extension Calculation Linkbase

EX-101. DEF XBRL Taxonomy Extension Definition Linkbase

EX-101. LAB XBRL Taxonomy Extension Label Linkbase

EX-101. PRE XBRL Taxonomy Extension Presentation Linkbase